Financial Statements
Separate Account I of Integrity Life Insurance Company
Year Ended December 31, 2025
With Report of Independent Registered Public
Accounting Firm

Separate Account I
of
Integrity Life Insurance Company

Financial Statements

Year Ended December 31, 2025

Report of Independent Registered Public Accounting Firm

The Board of Directors of Integrity Life Insurance Company and
The Contract Owners of Separate Account I of Integrity Life Insurance Company

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in Appendix A that comprise Separate Account I of Integrity Life Insurance Company (the Separate Account), as of December 31, 2025, the related statements of operations and the statements of changes in net assets for each of the periods indicated in Appendix A, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in Appendix A, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1993.
Cincinnati, Ohio
April 20, 2026
1

Appendix A
Subaccounts comprising Separate Account I of Integrity Life Insurance Company

Subaccounts	Statement of operations	Statements of changes in net assets
American Funds Insurance Series
Non-Affiliated Class 2	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds I.S. Managed Risk Asset Allocation Fund
Non-Affiliated Class 4
American Funds I.S. The Bond Fund of America
American Funds I.S. Capital Income Builder Fund
American Funds I.S. Global Growth Fund
American Funds I.S. Growth Fund
American Funds I.S. Growth-Income Fund
American Funds I.S. New World Fund

BlackRock Variable Series Funds
Non-Affiliated Class 3
BlackRock Capital Appreciation V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock High Yield V.I. Fund
BlackRock Total Return V.I. Fund

Columbia Funds Variable Portfolios
Non-Affiliated Class 1
Columbia VP - Select Mid Cap Value Fund
Non-Affiliated Class 2
Columbia VP - Small Cap Value Fund

DWS Investments VIT Funds
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund

Fidelity Variable Insurance Products
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio
Fidelity VIP Overseas Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Asset Manager 50% Portfolio (formerly, Fidelity VIP Asset Manager Portfolio)
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Index 500 Portfolio
Fidelity VIP Investment Grade Bond Portfolio
Fidelity VIP Government Money Market

2

Appendix A (continued)

Subaccounts	Statement of operations	Statements of changes in net assets
Non-Affiliated Service Class:	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Asset Manager 50% Portfolio (formerly, Fidelity VIP Asset Manager Portfolio)
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Balanced Portfolio
Fidelity VIP Mid Cap Portfolio

Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager 50% Portfolio (formerly, Fidelity VIP Asset Manager Portfolio)
Fidelity VIP Balanced Portfolio
Fidelity VIP Bond Index Portfolio
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Disciplined Small Cap Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Extended Market Index Portfolio
Fidelity VIP Freedom 2010 Portfolio
Fidelity VIP Freedom 2015 Portfolio
Fidelity VIP Freedom 2020 Portfolio
Fidelity VIP Freedom 2025 Portfolio
Fidelity VIP Freedom 2030 Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Index 500 Portfolio
Fidelity VIP International Index Portfolio
Fidelity VIP Investment Grade Bond Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Overseas Portfolio
Fidelity VIP Target Volatility Portfolio
Fidelity VIP Total Market Index Portfolio

Franklin Templeton VIP Trust
Non-Affiliated Class 1:
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Small Cap Value VIP Fund
Templeton Foreign VIP Fund
Templeton Global Bond VIP Fund
3

Appendix A (continued)

Subaccounts	Statement of operations	Statements of changes in net assets
Franklin Templeton VIP Trust (continued)	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Non-Affiliated Class 2:
Templeton Growth VIP Fund

Rydex Variable Trust (Guggenheim Variable Insurance Funds)
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund
Guggenheim VT Multi-Hedge Strategies Fund

iShares Trust
ETF Shares:
iShares® Core S&P 500 ETF
iShares® Core S&P Mid-Cap ETF
iShares® Core S&P Small-Cap ETF
iShares® Core U.S. Aggregate Bond ETF
iShares® iBoxx $ High Yield Corporate Bond ETF
iShares® 5-10 Year Investment Grade Corporate Bond ETF
iShares® International Treasury Bond ETF
iShares® S&P 500 Growth ETF
iShares® S&P 500 Value ETF
iShares® TIPS Bond ETF

Invesco (AIM) Variable Insurance Funds
Non-Affiliated Class 2:
Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Comstock Fund
Invesco V.I. EQV International Equity Fund
Invesco V.I. Discovery Mid Cap Growth Fund

Lincoln Financial Group
Non-Affiliated Class 1:
LVIP JPMorgan Mid Cap Value Fund

Morgan Stanley Variable Insurance Funds, Inc.
Non-Affiliated Class 1:
Morgan Stanley VIF Emerging Markets Debt Portfolio
Non-Affiliated Class 2:
Morgan Stanley VIF Emerging Markets Debt Portfolio
Morgan Stanley VIF Emerging Markets Equity Portfolio

4

Appendix A (continued)

Subaccounts	Statement of operations	Statements of changes in net assets
Pimco Variable Insurance Trust	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Advisor Class:
PIMCO VIT All Asset Portfolio
PIMCO VIT International Bond Portfolio (US Dollar Hedged)
PIMCO VIT CommodityRealReturn® Strategy Portfolio
PIMCO VIT Long-Term U.S. Government Portfolio
PIMCO VIT Low Duration Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio

Northern Lights Variable Trust
Non-Affiliated Class 3:
TOPS® Managed Risk Moderate Growth ETF Portfolio

Touchstone Variable Series Trust
Affiliated Service Class:
Touchstone VST Balanced Fund
Touchstone VST Bond Fund
Touchstone VST Common Stock Fund

The Vanguard Index Funds
ETF Shares:
Vanguard® Developed Markets Index Fund, ETF Shares
Vanguard® Dividend Appreciation Index Fund, ETF Shares
Vanguard® Emerging Markets Stock Index Fund, ETF Shares
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares
Vanguard® Large-Cap Index Fund, ETF Shares
Vanguard® Mega Cap Index Fund, ETF Shares
Vanguard® Real Estate Index Fund, ETF Shares
Vanguard® Short-Term Bond Index Fund, ETF Shares
Vanguard® Total Bond Market Index Fund, ETF Shares
Rydex Variable Trust (Guggenheim Variable Insurance Funds)	N/A	For the period January 1, 2024 through August 16, 2024
Investor Class:
Guggenheim VT Long Short Equity Fund
Morgan Stanley Variable Insurance Funds, Inc.	N/A	For the period January 1, 2024 through December 6, 2024
Non-Affiliated Class 1:
Morgan Stanley VIF U.S. Real Estate Portfolio
Non-Affiliated Class 2:
Morgan Stanley VIF U.S. Real Estate Portfolio Class II
5

Separate Account I
of
Integrity Life Insurance Company
Statement of Assets and Liabilities
December 31, 2025

Subaccount	Investments at fair value	Receivable from (payable to ) the general account of Integrity	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Affiliated:
Touchstone VST Balanced Fund	$17,002,173	$(4)	$17,002,169	$12.66	to	$13.63	1,291,932
Touchstone VST Bond Fund	5,771,879	(1)	5,771,878	9.90	to	10.62	570,198
Touchstone VST Common Stock Fund	25,828,743	3	25,828,746	22.74	to	24.39	1,113,559
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	1,523,084	(2)	1,523,082	36.81	to	59.82	31,809
Fidelity VIP Overseas Portfolio	1,237,456	(3)	1,237,453	16.73	to	63.66	25,192
Fidelity VIP Equity-Income Portfolio	8,593,087	1	8,593,088	53.55	to	185.47	67,659
Fidelity VIP Growth Portfolio	9,457,443	1	9,457,444			430.21	21,983
Fidelity VIP High Income Portfolio	273,328	—	273,328			36.83	7,422
Fidelity VIP Asset Manager 50% Portfolio (a)	2,339,819	(1)	2,339,818			85.54	27,354
Fidelity VIP Contrafund® Portfolio	18,802,661	(1)	18,802,660	120.73	to	245.47	100,751
Fidelity VIP Index 500 Portfolio	6,445,255	1	6,445,256	49.35	to	174.49	74,794
Fidelity VIP Investment Grade Bond Portfolio	1,259,383	2	1,259,385	12.70	to	44.23	51,548
Fidelity VIP Government Money Market	9,764,810	(4)	9,764,806	9.42	to	11.46	930,668
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	445,948	—	445,948			42.60	10,469
Fidelity VIP Growth Portfolio	653,037	—	653,037	67.38	to	70.99	9,554
Fidelity VIP High Income Portfolio	10,037	—	10,037			20.08	500
Fidelity VIP Contrafund® Portfolio	1,146,006	(1)	1,146,005			87.56	13,088
Fidelity VIP Balanced Portfolio	191,160	(1)	191,159			42.09	4,542
Fidelity VIP Mid Cap Portfolio	2,212,355	2	2,212,357	121.03	to	125.41	18,244
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager 50% Portfolio (a)	1,413,237	(5)	1,413,232	20.85	to	31.30	55,808
Fidelity VIP Balanced Portfolio	8,798,957	(3)	8,798,954	32.74	to	50.83	224,460
Fidelity VIP Bond Index Portfolio	9,806,216	1	9,806,217	9.51	to	9.86	1,008,363
Fidelity VIP Contrafund® Portfolio	36,806,460	(2)	36,806,458	51.66	to	96.92	597,375
Fidelity VIP Disciplined Small Cap Portfolio	2,783,521	—	2,783,521	29.48	to	41.07	87,543
Fidelity VIP Equity-Income Portfolio	4,313,656	1	4,313,657	26.96	to	48.11	130,464
Fidelity VIP Extended Market Index Portfolio	29,953	(1)	29,952	16.21	to	16.81	1,843
Fidelity VIP Freedom 2010 Portfolio	128,433	(2)	128,431	17.47	to	21.39	6,980
Fidelity VIP Freedom 2015 Portfolio	499,074	(1)	499,073	18.87	to	23.10	25,463
Fidelity VIP Freedom 2020 Portfolio	3,059,057	—	3,059,057	19.94	to	24.41	148,613
Fidelity VIP Freedom 2025 Portfolio	4,005,873	5	4,005,878	21.96	to	26.88	174,239
Fidelity VIP Freedom 2030 Portfolio	864,490	(2)	864,488	23.01	to	28.51	36,460
Fidelity VIP Growth Portfolio	21,515,959	—	21,515,959	60.90	to	92.49	309,222
Fidelity VIP High Income Portfolio	3,755,947	—	3,755,947	17.22	to	27.27	157,325
Fidelity VIP Index 500 Portfolio	47,787,026	(4)	47,787,022	45.32	to	66.55	997,787
Fidelity VIP International Index Portfolio	2,843,591	(1)	2,843,590	15.52	to	16.09	179,271
Fidelity VIP Investment Grade Bond Portfolio	21,521,690	(2)	21,521,688	12.22	to	19.64	1,509,568
Fidelity VIP Mid Cap Portfolio	7,164,407	(7)	7,164,400	32.93	to	79.71	157,808
Fidelity VIP Overseas Portfolio	2,237,066	—	2,237,066	16.06	to	32.35	106,091
Fidelity VIP Target Volatility Portfolio	4,828,713	—	4,828,713	17.23	to	18.54	277,154
Fidelity VIP Total Market Index Portfolio	4,147,709	(2)	4,147,707	21.54	to	22.33	188,349
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	2,274,975	(4)	2,274,971	30.84	to	34.07	70,970
Franklin Growth and Income VIP Fund	1,020,592	2	1,020,594	52.54	to	54.42	19,417
Franklin Income VIP Fund	2,666,482	1	2,666,483	39.00	to	40.39	68,261
LVIP JPMorgan Mid Cap Value Fund	340,389	(3)	340,386	38.32	to	58.49	6,418
Morgan Stanley VIF Emerging Markets Debt Portfolio	222,726	2	222,728	20.01	to	33.64	7,031
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	7,117,193	—	7,117,193	17.21	to	18.52	408,139
Columbia VP – Small Cap Value Fund	2,408,023	—	2,408,023	36.64	to	52.79	49,199
Franklin Growth and Income VIP Fund	7,140,605	1	7,140,606	29.32	to	53.85	179,528
Franklin Income VIP Fund	11,399,615	—	11,399,615	20.05	to	39.93	469,180
Franklin Large Cap Growth VIP Fund	5,318,802	(3)	5,318,799	38.91	to	66.19	115,713
Franklin Mutual Shares VIP Fund	17,519,641	(5)	17,519,636	19.13	to	40.00	757,535
Franklin Small Cap Value VIP Fund	2,141,679	2	2,141,681	26.77	to	34.98	77,002
Invesco V.I. American Franchise Fund	2,942,484	5	2,942,489	53.52	to	87.24	49,838
Invesco V.I. American Value Fund	12,538,575	(3)	12,538,572	37.92	to	44.28	309,521
Invesco V.I. Comstock Fund	9,882,726	(4)	9,882,722	31.34	to	63.48	271,775
Invesco V.I. EQV International Equity Fund	3,618,159	1	3,618,160	15.95	to	17.44	217,109

(a) Name Change. See Note 1, if applicable.	6
(b) New Underlying Fund. See Note 1, if applicable.

Separate Account I
of
Integrity Life Insurance Company
Statement of Assets and Liabilities (continued)
December 31, 2025

Subaccount	Investments at fair value	Receivable from (payable to ) the general account of Integrity	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Non-Affiliated Class 2 (continued):
Invesco V.I. Discovery Mid Cap Growth Fund	$2,816,059	$6	$2,816,065	$16.38	to	$16.90	169,741
Templeton Foreign VIP Fund	7,779,315	(5)	7,779,310	13.24	to	30.95	484,771
Templeton Global Bond VIP Fund	1,398,822	(3)	1,398,819	7.69	to	8.31	179,471
Templeton Growth VIP Fund	1,938,051	3	1,938,054	15.45	to	33.86	84,045
Morgan Stanley VIF Emerging Markets Debt Portfolio	647,198	2	647,200	14.56	to	29.49	35,100
Morgan Stanley VIF Emerging Markets Equity Portfolio	1,659,723	2	1,659,725	11.88	to	53.20	87,885
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	10,954,871	(1)	10,954,870	49.01	to	53.59	214,576
BlackRock Global Allocation V.I. Fund	1,685,745	2	1,685,747	18.33	to	20.04	88,325
BlackRock High Yield V.I. Fund	942,226	1	942,227	14.73	to	15.55	62,040
BlackRock Total Return V.I. Fund	1,526,347	1	1,526,348	10.04	to	10.59	151,657
TOPS® Managed Risk Moderate Growth ETF Portfolio	1,954,452	2	1,954,454	14.32	to	15.47	133,118
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	3,105,336	(2)	3,105,334	10.23	to	10.79	297,294
American Funds I.S. Capital Income Builder Fund	1,503,891	—	1,503,891	16.14	to	17.13	91,702
American Funds I.S. Global Growth Fund	9,256,871	(2)	9,256,869	28.90	to	31.10	316,447
American Funds I.S. Growth Fund	19,230,437	2	19,230,439	50.48	to	54.31	372,177
American Funds I.S. Growth-Income Fund	16,726,538	(1)	16,726,537	34.49	to	37.11	478,192
American Funds I.S. New World Fund	2,832,153	1	2,832,154	17.82	to	19.18	152,443
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	353,070	—	353,070	46.12	to	50.20	7,291
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	2,244,284	4	2,244,288	26.37	to	47.17	71,444
Advisor Class:
PIMCO VIT All Asset Portfolio	344,649	(1)	344,648	17.01	to	19.45	19,091
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	12,799	1	12,800	11.02	to	11.63	1,145
PIMCO VIT CommodityRealReturn® Strategy Portfolio	1,101,198	(1)	1,101,197	5.87	to	8.47	178,303
PIMCO VIT Long-Term U.S. Government Portfolio	168,133	1	168,134	8.42	to	9.10	19,447
PIMCO VIT Low Duration Portfolio	5,331,421	(2)	5,331,419	10.61	to	12.41	455,955
PIMCO VIT Real Return Portfolio	514,491	1	514,492	12.06	to	14.39	38,843
PIMCO VIT Total Return Portfolio	37,028,519	(2)	37,028,517	11.95	to	15.10	2,575,598
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	148,598	2	148,600	6.89	to	9.01	20,880
Guggenheim VT Multi-Hedge Strategies Fund	165,134	4	165,138	8.58	to	11.48	18,050
ETF Shares:
iShares® Core S&P 500 ETF	74,948,150	(1)	74,948,149	37.59	to	138.48	782,911
iShares® Core S&P Mid-Cap ETF	21,523,539	(4)	21,523,535	28.14	to	88.41	327,962
iShares® Core S&P Small-Cap ETF	11,566,236	1	11,566,237	24.67	to	83.90	193,140
iShares® Core U.S. Aggregate Bond ETF	1,178,145	3	1,178,148	21.68	to	27.21	52,230
iShares® iBoxx $ High Yield Corporate Bond ETF	748,695	—	748,695	25.63	to	39.84	21,719
iShares® 5-10 Year Investment Grade Corporate Bond ETF	1,035,540	—	1,035,540	23.13	to	31.71	40,406
iShares® International Treasury Bond ETF	9,990,904	—	9,990,904	15.78	to	18.23	607,919
iShares® S&P 500 Growth ETF	9,600,992	—	9,600,992	40.23	to	173.11	81,775
iShares® S&P 500 Value ETF	3,015,417	2	3,015,419	33.23	to	97.47	38,201
iShares® TIPS Bond ETF	156,543	—	156,543	22.24	to	28.55	6,888
Vanguard® Developed Markets Index Fund, ETF Shares	11,030,948	2	11,030,950	29.91	to	58.70	226,119
Vanguard® Dividend Appreciation Index Fund, ETF Shares	2,089,719	1	2,089,720	33.34	to	108.14	31,216
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	361,602	1	361,603	24.92	to	38.58	11,205
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	191,278	1	191,279	22.94	to	34.91	6,328
Vanguard® Large-Cap Index Fund, ETF Shares	1,975,695	—	1,975,695	37.07	to	136.83	19,091
Vanguard® Mega Cap Index Fund, ETF Shares	267,188	—	267,188	38.96	to	147.28	3,148
Vanguard® Real Estate Index Fund, ETF Shares	687,062	(1)	687,061	22.27	to	55.70	15,945
Vanguard® Short-Term Bond Index Fund, ETF Shares	211,501	2	211,503	21.81	to	25.09	9,539
Vanguard® Total Bond Market Index Fund, ETF Shares	72,865,047	(1)	72,865,046	21.66	to	27.30	3,164,536

(a) Name Change. See Note 1, if applicable.	7
(b) New Underlying Fund. See Note 1, if applicable

Separate Account I
of
Integrity Life Insurance Company

Statement of Operations

Year Ended December 31, 2025

	Investment
	Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Change in net unrealized appreciation (depreciation) during the period	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Affiliated:
Touchstone VST Balanced Fund	$315,743	$231,138	$84,605	$(165,332)	$447,728	$1,718,785	$2,001,181	$2,085,786
Touchstone VST Bond Fund	216,676	87,775	128,901	(399,632)	—	644,934	245,302	374,203
Touchstone VST Common Stock Fund	85,399	364,097	(278,698)	2,174,700	3,592,606	(1,486,994)	4,280,312	4,001,614
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	25,287	20,318	4,969	155,717	78,501	(50,501)	183,717	188,686
Fidelity VIP Overseas Portfolio	19,497	16,736	2,761	65,125	108,757	36,423	210,305	213,066
Fidelity VIP Equity-Income Portfolio	146,413	112,523	33,890	246,469	455,115	603,868	1,305,452	1,339,342
Fidelity VIP Growth Portfolio	26,236	124,977	(98,741)	645,380	1,171,620	(583,649)	1,233,351	1,134,610
Fidelity VIP High Income Portfolio	17,666	3,821	13,845	(6,536)	—	15,756	9,220	23,065
Fidelity VIP Asset Manager 50% Portfolio (a)	56,382	32,104	24,278	6,175	112,296	154,934	273,405	297,683
Fidelity VIP Contrafund® Portfolio	24,619	239,325	(214,706)	700,720	2,824,810	(81,770)	3,443,760	3,229,054
Fidelity VIP Index 500 Portfolio	70,610	83,665	(13,055)	413,958	32,334	505,886	952,178	939,123
Fidelity VIP Investment Grade Bond Portfolio	46,333	18,447	27,886	(42,340)	—	92,380	50,040	77,926
Fidelity VIP Government Money Market	427,867	150,026	277,841	—	—	—	—	277,841
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	7,216	5,991	1,225	1,756	23,505	39,076	64,337	65,562
Fidelity VIP Growth Portfolio	1,278	9,475	(8,197)	53,931	82,510	(40,496)	95,945	87,748
Fidelity VIP High Income Portfolio	653	268	385	951	—	194	1,145	1,530
Fidelity VIP Asset Manager 50% Portfolio (a)	—	16	(16)	65	144	(169)	40	24
Fidelity VIP Contrafund® Portfolio	543	15,436	(14,893)	35,032	172,522	(1,456)	206,098	191,205
Fidelity VIP Balanced Portfolio	2,990	2,622	368	3,574	8,848	10,360	22,782	23,150
Fidelity VIP Mid Cap Portfolio	7,649	30,021	(22,372)	12,694	250,737	(24,797)	238,634	216,262
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager 50% Portfolio (a)	32,636	18,927	13,709	19,893	67,613	67,376	154,882	168,591
Fidelity VIP Balanced Portfolio	134,309	116,400	17,909	207,661	436,799	387,327	1,031,787	1,049,696
Fidelity VIP Bond Index Portfolio	314,872	121,908	192,964	(139,512)	—	479,325	339,813	532,777
Fidelity VIP Contrafund® Portfolio	—	492,589	(492,589)	2,565,710	5,842,898	(1,626,739)	6,781,869	6,289,280
Fidelity VIP Disciplined Small Cap Portfolio	19,798	34,721	(14,923)	74,948	199,976	157,917	432,841	417,918
Fidelity VIP Equity-Income Portfolio	68,047	56,082	11,965	81,112	239,822	316,824	637,758	649,723
Fidelity VIP Extended Market Index Portfolio	277	416	(139)	85	—	2,843	2,928	2,789
Fidelity VIP Freedom 2010 Portfolio	4,053	2,584	1,469	(1,735)	2,476	12,591	13,332	14,801
Fidelity VIP Freedom 2015 Portfolio	13,666	7,386	6,280	(14,813)	20,358	36,770	42,315	48,595
Fidelity VIP Freedom 2020 Portfolio	76,147	45,055	31,092	4,901	173,645	120,551	299,097	330,189
Fidelity VIP Freedom 2025 Portfolio	94,050	65,260	28,790	269,571	174,996	105,609	550,176	578,966
Fidelity VIP Freedom 2030 Portfolio	18,483	14,060	4,423	80,482	47,866	(8,326)	120,022	124,445

(a) Name Change. See Note 1, if applicable.	8
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
Integrity Life Insurance Company

Statement of Operations (continued)

Year Ended December 31, 2025

	Investment
	Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Change in net unrealized appreciation (depreciation) during the period	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Growth Portfolio	$10,274	$287,355	$(277,081)	$137,274	$2,772,335	$(170,426)	$2,739,183	$2,462,102
Fidelity VIP High Income Portfolio	246,367	56,905	189,462	(13,196)	—	134,744	121,548	311,010
Fidelity VIP Index 500 Portfolio	430,129	658,108	(227,979)	5,463,256	244,120	1,506,544	7,213,920	6,985,941
Fidelity VIP International Index Portfolio	71,110	33,174	37,936	53,385	—	636,842	690,227	728,163
Fidelity VIP Investment Grade Bond Portfolio	748,858	313,203	435,655	(543,769)	—	1,317,871	774,102	1,209,757
Fidelity VIP Mid Cap Portfolio	17,944	97,569	(79,625)	131,549	853,858	(209,075)	776,332	696,707
Fidelity VIP Overseas Portfolio	30,530	30,317	213	120,206	198,656	36,375	355,237	355,450
Fidelity VIP Target Volatility Portfolio	1,018,249	70,781	947,468	39,789	21,184	(597,888)	(536,915)	410,553
Fidelity VIP Total Market Index Portfolio	37,304	49,240	(11,936)	163,620	—	444,176	607,796	595,860
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	—	29,688	(29,688)	77,957	—	195,091	273,048	243,360
Franklin Growth and Income VIP Fund	23,099	13,808	9,291	(90,162)	89,016	133,817	132,671	141,962
Franklin Income VIP Fund	141,045	36,679	104,366	(23,418)	28,226	182,305	187,113	291,479
LVIP JPMorgan Mid Cap Value Fund	3,772	4,725	(953)	(4,254)	36,266	(22,640)	9,372	8,419
Morgan Stanley VIF Emerging Markets Debt Portfolio	31,775	2,932	28,843	(9,243)	—	8,139	(1,104)	27,739
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	187,386	108,162	79,224	(23,700)	457,246	174,253	607,799	687,023
Columbia VP – Small Cap Value Fund	22,238	33,251	(11,013)	(41,395)	382,934	(69,843)	271,696	260,683
Franklin Growth and Income VIP Fund	161,017	102,511	58,506	(306,219)	693,239	607,377	994,397	1,052,903
Franklin Income VIP Fund	807,635	204,010	603,625	(91,453)	169,760	871,971	950,278	1,553,903
Franklin Large Cap Growth VIP Fund	—	74,751	(74,751)	(347,750)	1,074,753	(334,457)	392,546	317,795
Franklin Mutual Shares VIP Fund	359,368	242,989	116,379	(86,430)	1,770,617	(83,674)	1,600,513	1,716,892
Franklin Small Cap Value VIP Fund	23,909	31,634	(7,725)	3,118	186,486	(50,651)	138,953	131,228
Invesco V.I. American Franchise Fund	—	40,042	(40,042)	(123,672)	288,647	82,797	247,772	207,730
Invesco V.I. American Value Fund	25,887	159,788	(133,901)	128,178	1,859,999	342,552	2,330,729	2,196,828
Invesco V.I. Comstock Fund	138,907	136,630	2,277	738,513	1,029,392	(316,428)	1,451,477	1,453,754
Invesco V.I. EQV International Equity Fund	42,912	48,846	(5,934)	(12,834)	234,175	295,743	517,084	511,150
Invesco V.I. Discovery Mid Cap Growth Fund	—	35,630	(35,630)	(175,038)	273,297	45,871	144,130	108,500
Templeton Foreign VIP Fund	182,220	105,843	76,377	267,993	508,799	1,048,189	1,824,981	1,901,358
Templeton Global Bond VIP Fund	—	21,593	(21,593)	(85,306)	—	295,199	209,893	188,300
Templeton Growth VIP Fund	17,618	27,683	(10,065)	4,808	151,257	252,298	408,363	398,298
Morgan Stanley VIF Emerging Markets Debt Portfolio	93,481	9,119	84,362	(42,147)	—	39,326	(2,821)	81,541
Morgan Stanley VIF Emerging Markets Equity Portfolio	5,395	22,375	(16,980)	5,123	51,124	376,214	432,461	415,481
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	—	152,282	(152,282)	(811,982)	1,307,764	841,327	1,337,109	1,184,827
BlackRock Global Allocation V.I. Fund	66,528	22,755	43,773	(24,159)	163,691	100,143	239,675	283,448
BlackRock High Yield V.I. Fund	61,463	11,267	50,196	(3,312)	2,045	22,896	21,629	71,825
BlackRock Total Return V.I. Fund	65,078	23,470	41,608	(69,396)	1,584	121,172	53,360	94,968
TOPS® Managed Risk Moderate Growth ETF Portfolio	51,563	27,956	23,607	39,121	—	97,817	136,938	160,545

(a) Name Change. See Note 1, if applicable.	9
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
Integrity Life Insurance Company

Statement of Operations (continued)

Year Ended December 31, 2025

	Investment
	Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Change in net unrealized appreciation (depreciation) during the period	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	$138,430	$44,844	$93,586	$(125,871)	$—	$219,904	$94,033	$187,619
American Funds I.S. Capital Income Builder Fund	38,959	20,167	18,792	35,893	—	187,528	223,421	242,213
American Funds I.S. Global Growth Fund	106,787	138,795	(32,008)	412,771	1,155,216	93,428	1,661,415	1,629,407
American Funds I.S. Growth Fund	22,397	250,587	(228,190)	535,922	1,401,951	1,224,578	3,162,451	2,934,261
American Funds I.S. Growth-Income Fund	116,665	244,905	(128,240)	663,192	2,800,742	(931,056)	2,532,878	2,404,638
American Funds I.S. New World Fund	24,581	34,951	(10,370)	89,498	116,446	449,844	655,788	645,418
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	4,671	4,583	88	(395)	19,942	11,792	31,339	31,427
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	21,561	27,823	(6,262)	(59,460)	119,069	170,824	230,433	224,171
Advisor Class:
PIMCO VIT All Asset Portfolio	18,067	5,880	12,187	(17,925)	—	53,238	35,313	47,500
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	517	214	303	(524)	—	582	58	361
PIMCO VIT CommodityRealReturn® Strategy Portfolio	31,616	17,281	14,335	(117,646)	—	292,698	175,052	189,387
PIMCO VIT Long-Term U.S. Government Portfolio	5,455	2,406	3,049	(42,809)	—	47,401	4,592	7,641
PIMCO VIT Low Duration Portfolio	212,807	73,694	139,113	(22,182)	—	102,286	80,104	219,217
PIMCO VIT Real Return Portfolio	16,357	7,372	8,985	(6,159)	—	27,299	21,140	30,125
PIMCO VIT Total Return Portfolio	1,517,272	513,942	1,003,330	(1,188,919)	—	2,878,807	1,689,888	2,693,218
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	3,012	2,471	541	(899)	—	2,667	1,768	2,309
Guggenheim VT Multi-Hedge Strategies Fund	3,808	2,384	1,424	(392)	—	(1,363)	(1,755)	(331)
ETF Shares:
iShares® Core S&P 500 ETF	977,235	2,020,982	(1,043,747)	12,991,329	—	(1,040,115)	11,951,214	10,907,467
iShares® Core S&P Mid-Cap ETF	307,970	571,224	(263,254)	1,828,244	—	(483,782)	1,344,462	1,081,208
iShares® Core S&P Small-Cap ETF	178,754	307,862	(129,108)	908,104	—	(328,679)	579,425	450,317
iShares® Core U.S. Aggregate Bond ETF	53,236	38,774	14,462	(53,053)	—	94,582	41,529	55,991
iShares® iBoxx $ High Yield Corporate Bond ETF	43,427	17,559	25,868	18,703	—	(10)	18,693	44,561
iShares® 5-10 Year Investment Grade Corporate Bond ETF	53,089	32,614	20,475	(38,546)	—	91,147	52,601	73,076
iShares® International Treasury Bond ETF	138,595	269,003	(130,408)	(391,469)	—	1,264,130	872,661	742,253
iShares® S&P 500 Growth ETF	41,443	233,859	(192,416)	1,650,576	—	201,026	1,851,602	1,659,186
iShares® S&P 500 Value ETF	52,139	75,457	(23,318)	339,378	—	(18,587)	320,791	297,473
iShares® TIPS Bond ETF	5,241	4,498	743	17	—	4,679	4,696	5,439
Vanguard® Developed Markets Index Fund, ETF Shares	374,278	287,923	86,355	1,223,134	—	1,742,175	2,965,309	3,051,664
Vanguard® Dividend Appreciation Index Fund, ETF Shares	37,617	56,834	(19,217)	238,048	—	20,568	258,616	239,399
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	10,435	10,129	306	34,973	—	43,783	78,756	79,062
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	8,711	4,486	4,225	761	—	7,042	7,803	12,028
Vanguard® Large-Cap Index Fund, ETF Shares	23,566	47,446	(23,880)	242,693	—	73,725	316,418	292,538
Vanguard® Mega Cap Index Fund, ETF Shares	3,132	7,678	(4,546)	37,191	—	15,414	52,605	48,059
Vanguard® Real Estate Index Fund, ETF Shares	31,664	20,721	10,943	45,132	—	(49,343)	(4,211)	6,732
Vanguard® Short-Term Bond Index Fund, ETF Shares	8,723	6,283	2,440	5,111	—	(624)	4,487	6,927
Vanguard® Total Bond Market Index Fund, ETF Shares	2,910,148	1,969,335	940,813	(137,154)	—	2,401,629	2,264,475	3,205,288

(a) Name Change. See Note 1, if applicable.	10
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
Integrity Life Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2025

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund	$84,605	$282,396	$1,718,785	$2,085,786	$358,474	$(2,987,630)	$44,265	$(86,739)	$(2,671,630)	$(585,844)	$17,588,013	$17,002,169	28,962	(242,287)	(213,325)
Touchstone VST Bond Fund	128,901	(399,632)	644,934	374,203	56,727	(1,923,802)	367,929	(68,683)	(1,567,829)	(1,193,626)	6,965,504	5,771,878	69,116	(229,075)	(159,959)
Touchstone VST Common Stock Fund	(278,698)	5,767,306	(1,486,994)	4,001,614	871,959	(5,942,112)	(253,548)	(47,010)	(5,370,711)	(1,369,097)	27,197,843	25,828,746	9,941	(256,623)	(246,682)
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	4,969	234,218	(50,501)	188,686	—	(421,809)	(27,104)	(336)	(449,249)	(260,563)	1,783,645	1,523,082	—	(9,564)	(9,564)
Fidelity VIP Overseas Portfolio	2,761	173,882	36,423	213,066	—	(188,387)	(22)	(859)	(189,268)	23,798	1,213,655	1,237,453	1	(3,786)	(3,785)
Fidelity VIP Equity-Income Portfolio	33,890	701,584	603,868	1,339,342	64,110	(990,158)	(8,964)	(1,108)	(936,120)	403,222	8,189,866	8,593,088	6	(7,164)	(7,158)
Fidelity VIP Growth Portfolio	(98,741)	1,817,000	(583,649)	1,134,610	—	(1,376,228)	381	(1,133)	(1,376,980)	(242,370)	9,699,814	9,457,444	—	(3,573)	(3,573)
Fidelity VIP High Income Portfolio	13,845	(6,536)	15,756	23,065	43,343	(97,231)	333	(79)	(53,634)	(30,569)	303,897	273,328	68	(1,630)	(1,562)
Fidelity VIP Asset Manager 50% Portfolio (a)	24,278	118,471	154,934	297,683	6,893	(365,401)	(1,971)	(781)	(361,260)	(63,577)	2,403,395	2,339,818	7	(4,524)	(4,517)
Fidelity VIP Contrafund® Portfolio	(214,706)	3,525,530	(81,770)	3,229,054	96,177	(1,524,267)	(42,607)	(2,518)	(1,473,215)	1,755,839	17,046,821	18,802,660	11	(7,874)	(7,863)
Fidelity VIP Index 500 Portfolio	(13,055)	446,292	505,886	939,123	—	(607,805)	(1,239)	(913)	(609,957)	329,166	6,116,090	6,445,256	—	(7,771)	(7,771)
Fidelity VIP Investment Grade Bond Portfolio	27,886	(42,340)	92,380	77,926	—	(285,063)	(24)	(794)	(285,881)	(207,955)	1,467,340	1,259,385	1	(12,006)	(12,005)
Fidelity VIP Government Money Market	277,841	—	—	277,841	353,193	(3,357,366)	1,729,455	(22,841)	(1,297,559)	(1,019,718)	10,784,524	9,764,806	212,866	(335,447)	(122,581)
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	1,225	25,261	39,076	65,562	112	(1,278)	(1)	(28)	(1,195)	64,367	381,581	445,948	3	(32)	(29)
Fidelity VIP Growth Portfolio	(8,197)	136,441	(40,496)	87,748	—	(135,097)	1	(116)	(135,212)	(47,464)	700,501	653,037	—	(2,066)	(2,066)
Fidelity VIP High Income Portfolio	385	951	194	1,530	—	(14,579)	1	(10)	(14,588)	(13,058)	23,095	10,037	—	(751)	(751)
Fidelity VIP Asset Manager 50% Portfolio (a)	(16)	209	(169)	24	—	(3,092)	36	(9)	(3,065)	(3,041)	3,041	—	—	(131)	(131)
Fidelity VIP Contrafund® Portfolio	(14,893)	207,554	(1,456)	191,205	120	(51,375)	(28,635)	(129)	(80,019)	111,186	1,034,819	1,146,005	2	(1,051)	(1,049)
Fidelity VIP Balanced Portfolio	368	12,422	10,360	23,150	—	(5,775)	—	(39)	(5,814)	17,336	173,823	191,159	1	(145)	(144)
Fidelity VIP Mid Cap Portfolio	(22,372)	263,431	(24,797)	216,262	—	(353,628)	(3,876)	(408)	(357,912)	(141,650)	2,354,007	2,212,357	—	(3,078)	(3,078)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager 50% Portfolio (a)	13,709	87,506	67,376	168,591	3,518	(169,247)	(17,710)	(2,465)	(185,904)	(17,313)	1,430,545	1,413,232	752	(8,743)	(7,991)
Fidelity VIP Balanced Portfolio	17,909	644,460	387,327	1,049,696	295,952	(866,714)	323,909	(11,759)	(258,612)	791,084	8,007,870	8,798,954	22,227	(25,993)	(3,766)
Fidelity VIP Bond Index Portfolio	192,964	(139,512)	479,325	532,777	168,943	(1,011,967)	275,104	(111,517)	(679,437)	(146,660)	9,952,877	9,806,217	74,636	(145,410)	(70,774)
Fidelity VIP Contrafund® Portfolio	(492,589)	8,408,608	(1,626,739)	6,289,280	1,623,001	(4,848,504)	237,358	(96,725)	(3,084,870)	3,204,410	33,602,048	36,806,458	42,908	(93,434)	(50,526)
Fidelity VIP Disciplined Small Cap Portfolio	(14,923)	274,924	157,917	417,918	73,379	(255,170)	1,225	(21,520)	(202,086)	215,832	2,567,689	2,783,521	10,968	(16,964)	(5,996)
Fidelity VIP Equity-Income Portfolio	11,965	320,934	316,824	649,723	14,197	(308,674)	41,389	(12,787)	(265,875)	383,848	3,929,809	4,313,657	3,324	(11,423)	(8,099)
Fidelity VIP Extended Market Index Portfolio	(139)	85	2,843	2,789	900	—	(2)	(15)	883	3,672	26,280	29,952	60	(2)	58
Fidelity VIP Freedom 2010 Portfolio	1,469	741	12,591	14,801	—	(80,561)	303	(360)	(80,618)	(65,817)	194,248	128,431	130	(4,783)	(4,653)
Fidelity VIP Freedom 2015 Portfolio	6,280	5,545	36,770	48,595	8,911	(69,207)	1,959	(3,873)	(62,210)	(13,615)	512,688	499,073	508	(3,895)	(3,387)
Fidelity VIP Freedom 2020 Portfolio	31,092	178,546	120,551	330,189	5,690	(239,291)	(162,470)	(28,118)	(424,189)	(94,000)	3,153,057	3,059,057	359	(22,386)	(22,027)
Fidelity VIP Freedom 2025 Portfolio	28,790	444,567	105,609	578,966	11,608	(1,313,089)	(417,166)	(41,679)	(1,760,326)	(1,181,360)	5,187,238	4,005,878	5,712	(84,716)	(79,004)
Fidelity VIP Freedom 2030 Portfolio	4,423	128,348	(8,326)	124,445	20,797	(473,221)	150,983	(196)	(301,637)	(177,192)	1,041,680	864,488	1,674	(14,992)	(13,318)
Fidelity VIP Growth Portfolio	(277,081)	2,909,609	(170,426)	2,462,102	1,209,108	(2,634,174)	46,233	(79,128)	(1,457,961)	1,004,141	20,511,818	21,515,959	20,353	(43,389)	(23,036)
Fidelity VIP High Income Portfolio	189,462	(13,196)	134,744	311,010	31,763	(591,710)	(110,261)	(4,232)	(674,440)	(363,430)	4,119,377	3,755,947	6,046	(38,511)	(32,465)
Fidelity VIP Index 500 Portfolio	(227,979)	5,707,376	1,506,544	6,985,941	3,825,495	(9,051,315)	620,507	(123,336)	(4,728,649)	2,257,292	45,529,730	47,787,022	90,500	(199,495)	(108,995)
Fidelity VIP International Index Portfolio	37,936	53,385	636,842	728,163	44,024	(307,481)	(110,252)	(23,497)	(397,206)	330,957	2,512,633	2,843,590	11,966	(40,484)	(28,518)
Fidelity VIP Investment Grade Bond Portfolio	435,655	(543,769)	1,317,871	1,209,757	394,140	(3,714,856)	278,028	(182,089)	(3,224,777)	(2,015,020)	23,536,708	21,521,688	68,765	(302,002)	(233,237)
Fidelity VIP Mid Cap Portfolio	(79,625)	985,407	(209,075)	696,707	334,572	(1,004,025)	195,955	(12,866)	(486,364)	210,343	6,954,057	7,164,400	15,002	(26,793)	(11,791)
Fidelity VIP Overseas Portfolio	213	318,862	36,375	355,450	203,087	(389,524)	169,031	(4,522)	(21,928)	333,522	1,903,544	2,237,066	19,804	(23,032)	(3,228)
Fidelity VIP Target Volatility Portfolio	947,468	60,973	(597,888)	410,553	280,489	(350,900)	31,081	(60,077)	(99,407)	311,146	4,517,567	4,828,713	16,915	(23,116)	(6,201)
Fidelity VIP Total Market Index Portfolio	(11,936)	163,620	444,176	595,860	56,004	(311,602)	(95,840)	(40,033)	(391,471)	204,389	3,943,318	4,147,707	10,483	(28,819)	(18,336)
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	(29,688)	77,957	195,091	243,360	146,426	(95,815)	(63,265)	(4,223)	(16,877)	226,483	2,048,488	2,274,971	5,754	(6,885)	(1,131)
Franklin Growth and Income VIP Fund	9,291	(1,146)	133,817	141,962	—	(265,687)	(10,898)	(525)	(277,110)	(135,148)	1,155,742	1,020,594	—	(5,961)	(5,961)
Franklin Income VIP Fund	104,366	4,808	182,305	291,479	—	(425,727)	(5,963)	(436)	(432,126)	(140,647)	2,807,130	2,666,483	61	(11,836)	(11,775)
LVIP JPMorgan Mid Cap Value Fund	(953)	32,012	(22,640)	8,419	—	(38,867)	(7,848)	(137)	(46,852)	(38,433)	378,819	340,386	2	(953)	(951)
Morgan Stanley VIF Emerging Markets Debt Portfolio	28,843	(9,243)	8,139	27,739	—	(13,984)	19	(175)	(14,140)	13,599	209,129	222,728	14	(485)	(471)
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	79,224	433,546	174,253	687,023	248,276	(970,932)	(38,087)	(91,802)	(852,545)	(165,522)	7,282,715	7,117,193	12,633	(63,771)	(51,138)
Columbia VP – Small Cap Value Fund	(11,013)	341,539	(69,843)	260,683	199,196	(531,413)	(69,762)	(9,812)	(411,791)	(151,108)	2,559,131	2,408,023	3,642	(13,756)	(10,114)

(a) Name Change. See Note 1, if applicable.	11
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
Integrity Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2025

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Class 2 (continued):
Franklin Growth and Income VIP Fund	$58,506	$387,020	$607,377	$1,052,903	$48,562	$(1,286,209)	$135,273	$(19,472)	$(1,121,846)	$(68,943)	$7,209,549	$7,140,606	6,438	(36,620)	(30,182)
Franklin Income VIP Fund	603,625	78,307	871,971	1,553,903	110,269	(6,112,390)	80,244	(21,209)	(5,943,086)	(4,389,183)	15,788,798	11,399,615	14,836	(258,686)	(243,850)
Franklin Large Cap Growth VIP Fund	(74,751)	727,003	(334,457)	317,795	120,371	(627,626)	(620)	(28,714)	(536,589)	(218,794)	5,537,593	5,318,799	6,190	(17,706)	(11,516)
Franklin Mutual Shares VIP Fund	116,379	1,684,187	(83,674)	1,716,892	361,873	(3,104,382)	153,972	(120,998)	(2,709,535)	(992,643)	18,512,279	17,519,636	23,252	(145,218)	(121,966)
Franklin Small Cap Value VIP Fund	(7,725)	189,604	(50,651)	131,228	70,947	(264,044)	21,121	(3,448)	(175,424)	(44,196)	2,185,877	2,141,681	3,592	(9,663)	(6,071)
Invesco V.I. American Franchise Fund	(40,042)	164,975	82,797	207,730	188,073	(304,252)	97,138	(3,685)	(22,726)	185,004	2,757,485	2,942,489	6,061	(7,833)	(1,772)
Invesco V.I. American Value Fund	(133,901)	1,988,177	342,552	2,196,828	122,742	(1,308,600)	(674,139)	(92,952)	(1,952,949)	243,879	12,294,693	12,538,572	18,423	(71,123)	(52,700)
Invesco V.I. Comstock Fund	2,277	1,767,905	(316,428)	1,453,754	181,940	(1,397,696)	(461,769)	(66,448)	(1,743,973)	(290,219)	10,172,941	9,882,722	5,948	(59,857)	(53,909)
Invesco V.I. EQV International Equity Fund	(5,934)	221,341	295,743	511,150	67,371	(593,181)	(63,124)	(33,194)	(622,128)	(110,978)	3,729,138	3,618,160	4,579	(44,315)	(39,736)
Invesco V.I. Discovery Mid Cap Growth Fund	(35,630)	98,259	45,871	108,500	65,113	(206,022)	244,930	(21,213)	82,808	191,308	2,624,757	2,816,065	27,579	(20,867)	6,712
Templeton Foreign VIP Fund	76,377	776,792	1,048,189	1,901,358	246,975	(1,354,996)	(531,720)	(57,401)	(1,697,142)	204,216	7,575,094	7,779,310	9,684	(133,764)	(124,080)
Templeton Global Bond VIP Fund	(21,593)	(85,306)	295,199	188,300	65,062	(299,020)	38,112	(578)	(196,424)	(8,124)	1,406,943	1,398,819	6,815	(33,305)	(26,490)
Templeton Growth VIP Fund	(10,065)	156,065	252,298	398,298	44,483	(431,672)	(111,449)	(2,370)	(501,008)	(102,710)	2,040,764	1,938,054	1,403	(20,463)	(19,060)
Morgan Stanley VIF Emerging Markets Debt Portfolio	84,362	(42,147)	39,326	81,541	100,751	(99,410)	(23,794)	(1,334)	(23,787)	57,754	589,446	647,200	4,354	(5,907)	(1,553)
Morgan Stanley VIF Emerging Markets Equity Portfolio	(16,980)	56,247	376,214	415,481	28,846	(167,228)	(50,781)	(2,633)	(191,796)	223,685	1,436,040	1,659,725	877	(14,671)	(13,794)
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	(152,282)	495,782	841,327	1,184,827	551,070	(2,588,188)	86,990	(80,252)	(2,030,380)	(845,553)	11,800,423	10,954,870	24,029	(65,189)	(41,160)
BlackRock Global Allocation V.I. Fund	43,773	139,532	100,143	283,448	8,972	(219,097)	(21,345)	(8,631)	(240,101)	43,347	1,642,400	1,685,747	1,185	(14,242)	(13,057)
BlackRock High Yield V.I. Fund	50,196	(1,267)	22,896	71,825	6,800	(103,918)	11,918	(7,433)	(92,633)	(20,808)	963,035	942,227	3,946	(10,241)	(6,295)
BlackRock Total Return V.I. Fund	41,608	(67,812)	121,172	94,968	39,300	(348,747)	75,729	(19,472)	(253,190)	(158,222)	1,684,570	1,526,348	18,463	(43,567)	(25,104)
TOPS® Managed Risk Moderate Growth ETF Portfolio	23,607	39,121	97,817	160,545	35,602	(268,755)	21,092	(27,138)	(239,199)	(78,654)	2,033,108	1,954,454	1,454	(18,721)	(17,267)
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	93,586	(125,871)	219,904	187,619	110,081	(714,231)	104,907	(33,377)	(532,620)	(345,001)	3,450,335	3,105,334	30,597	(80,965)	(50,368)
American Funds I.S. Capital Income Builder Fund	18,792	35,893	187,528	242,213	5,942	(96,438)	(13,009)	(6,220)	(109,725)	132,488	1,371,403	1,503,891	1,185	(8,494)	(7,309)
American Funds I.S. Global Growth Fund	(32,008)	1,567,987	93,428	1,629,407	266,498	(1,922,244)	(34,500)	(4,417)	(1,694,663)	(65,256)	9,322,125	9,256,869	2,525	(66,166)	(63,641)
American Funds I.S. Growth Fund	(228,190)	1,937,873	1,224,578	2,934,261	607,816	(2,106,671)	667,903	(19,525)	(850,477)	2,083,784	17,146,655	19,230,439	32,193	(51,980)	(19,787)
American Funds I.S. Growth-Income Fund	(128,240)	3,463,934	(931,056)	2,404,638	587,686	(2,776,385)	42,663	(22,207)	(2,168,243)	236,395	16,490,142	16,726,537	13,233	(82,011)	(68,778)
American Funds I.S. New World Fund	(10,370)	205,944	449,844	645,418	21,252	(291,982)	(129,456)	(19,507)	(419,693)	225,725	2,606,429	2,832,154	4,711	(29,462)	(24,751)
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	88	19,547	11,792	31,427	9,534	(58,226)	(16)	(53)	(48,761)	(17,334)	370,404	353,070	—	(1,207)	(1,207)
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	(6,262)	59,609	170,824	224,171	89,892	(150,967)	49,551	(9,752)	(21,276)	202,895	2,041,393	2,244,288	6,988	(7,495)	(507)
Advisor Class:
PIMCO VIT All Asset Portfolio	12,187	(17,925)	53,238	47,500	9,639	(143,708)	(870)	(1,382)	(136,321)	(88,821)	433,469	344,648	506	(8,487)	(7,981)
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	303	(524)	582	361	—	(4,149)	850	(24)	(3,323)	(2,962)	15,762	12,800	156	(453)	(297)
PIMCO VIT CommodityRealReturn® Strategy Portfolio	14,335	(117,646)	292,698	189,387	28,168	(276,381)	(84,230)	(8,978)	(341,421)	(152,034)	1,253,231	1,101,197	6,500	(66,114)	(59,614)
PIMCO VIT Long-Term U.S. Government Portfolio	3,049	(42,809)	47,401	7,641	29,400	(17,777)	(15,963)	(360)	(4,700)	2,941	165,193	168,134	5,735	(6,259)	(524)
PIMCO VIT Low Duration Portfolio	139,113	(22,182)	102,286	219,217	169,749	(552,683)	27,962	(17,293)	(372,265)	(153,048)	5,484,467	5,331,419	26,406	(59,197)	(32,791)
PIMCO VIT Real Return Portfolio	8,985	(6,159)	27,299	30,125	10,120	(33,543)	1,960	(715)	(22,178)	7,947	506,545	514,492	1,023	(2,846)	(1,823)
PIMCO VIT Total Return Portfolio	1,003,330	(1,188,919)	2,878,807	2,693,218	792,660	(5,915,762)	770,946	(356,376)	(4,708,532)	(2,015,314)	39,043,831	37,028,517	107,958	(450,012)	(342,054)
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	541	(899)	2,667	2,309	516	(41,860)	3,910	(1,143)	(38,577)	(36,268)	184,868	148,600	1,376	(7,040)	(5,664)
Guggenheim VT Multi-Hedge Strategies Fund	1,424	(392)	(1,363)	(331)	880	(12,980)	11,105	(799)	(1,794)	(2,125)	167,263	165,138	1,405	(1,583)	(178)
ETF Shares:
iShares® Core S&P 500 ETF	(1,043,747)	12,991,329	(1,040,115)	10,907,467	1,524,678	(14,935,896)	(3,549,029)	—	(16,960,247)	(6,052,780)	81,000,929	74,948,149	41,958	(199,974)	(158,016)
iShares® Core S&P Mid-Cap ETF	(263,254)	1,828,244	(483,782)	1,081,208	427,479	(4,183,670)	1,253,393	—	(2,502,798)	(1,421,590)	22,945,125	21,523,535	30,257	(57,800)	(27,543)
iShares® Core S&P Small-Cap ETF	(129,108)	908,104	(328,679)	450,317	317,881	(2,324,650)	828,637	—	(1,178,132)	(727,815)	12,294,052	11,566,237	26,325	(37,834)	(11,509)
iShares® Core U.S. Aggregate Bond ETF	14,462	(53,053)	94,582	55,991	—	(420,243)	32,085	—	(388,158)	(332,167)	1,510,315	1,178,148	3,778	(21,242)	(17,464)
iShares® iBoxx $ High Yield Corporate Bond ETF	25,868	18,703	(10)	44,561	3,908	(57,299)	3,756	—	(49,635)	(5,074)	753,769	748,695	537	(1,960)	(1,423)
iShares® 5-10 Year Investment Grade Corporate Bond ETF	20,475	(38,546)	91,147	73,076	39,974	(296,223)	39,001	—	(217,248)	(144,172)	1,179,712	1,035,540	5,196	(13,286)	(8,090)
iShares® International Treasury Bond ETF	(130,408)	(391,469)	1,264,130	742,253	204,987	(1,887,464)	366,729	—	(1,315,748)	(573,495)	10,564,399	9,990,904	55,561	(137,343)	(81,782)
iShares® S&P 500 Growth ETF	(192,416)	1,650,576	201,026	1,659,186	850,072	(1,329,683)	(900,941)	—	(1,380,552)	278,634	9,322,358	9,600,992	10,779	(21,822)	(11,043)
iShares® S&P 500 Value ETF	(23,318)	339,378	(18,587)	297,473	72,669	(553,655)	94,895	—	(386,091)	(88,618)	3,104,037	3,015,419	3,197	(7,583)	(4,386)
iShares® TIPS Bond ETF	743	17	4,679	5,439	7,370	(4,281)	4,738	—	7,827	13,266	143,277	156,543	740	(379)	361
Vanguard® Developed Markets Index Fund, ETF Shares	86,355	1,223,134	1,742,175	3,051,664	427,963	(2,020,702)	(1,424,224)	—	(3,016,963)	34,701	10,996,249	11,030,950	14,431	(83,105)	(68,674)
Vanguard® Dividend Appreciation Index Fund, ETF Shares	(19,217)	238,048	20,568	239,399	36,852	(375,435)	(26,883)	—	(365,466)	(126,067)	2,215,787	2,089,720	1,583	(5,027)	(3,444)
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	306	34,973	43,783	79,062	12,952	(71,650)	(29,579)	—	(88,277)	(9,215)	370,818	361,603	790	(3,497)	(2,707)

(a) Name Change. See Note 1, if applicable.	12
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
Integrity Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2025

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
ETF Shares (continued):
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	$4,225	$761	$7,042	$12,028	$—	$(4,408)	$2,059	$—	$(2,349)	$9,679	$181,600	$191,279	190	(266)	(76)
Vanguard® Large-Cap Index Fund, ETF Shares	(23,880)	242,693	73,725	292,538	—	(289,547)	(65,407)	—	(354,954)	(62,416)	2,038,111	1,975,695	426	(3,696)	(3,270)
Vanguard® Mega Cap Index Fund, ETF Shares	(4,546)	37,191	15,414	48,059	—	(66,588)	(12,437)	—	(79,025)	(30,966)	298,154	267,188	79	(754)	(675)
Vanguard® Real Estate Index Fund, ETF Shares	10,943	45,132	(49,343)	6,732	1,675	(236,008)	44,584	—	(189,749)	(183,017)	870,078	687,061	1,325	(5,121)	(3,796)
Vanguard® Short-Term Bond Index Fund, ETF Shares	2,440	5,111	(624)	6,927	—	(34,202)	8,874	—	(25,328)	(18,401)	229,904	211,503	869	(2,007)	(1,138)
Vanguard® Total Bond Market Index Fund, ETF Shares	940,813	(137,154)	2,401,629	3,205,288	1,482,129	(14,118,274)	3,327,013	—	(9,309,132)	(6,103,844)	78,968,890	72,865,046	227,170	(637,057)	(409,887)

(a) Name Change. See Note 1, if applicable.	13
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
Integrity Life Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2024

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund	$71,302	$(430,838)	$2,420,986	$2,061,450	$559,989	$(2,743,799)	$(277,543)	$(120,479)	$(2,581,832)	$(520,382)	$18,108,395	$17,588,013	35,364	(267,530)	(232,166)
Touchstone VST Bond Fund	228,470	(523,998)	401,157	105,629	182,816	(3,367,108)	883,188	(124,487)	(2,425,591)	(2,319,962)	9,285,466	6,965,504	114,079	(364,937)	(250,858)
Touchstone VST Common Stock Fund	(265,172)	3,396,231	1,792,548	4,923,607	299,977	(4,088,715)	(477,472)	(68,269)	(4,334,479)	589,128	26,608,715	27,197,843	4,059	(236,002)	(231,943)
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	7,482	130,219	103,718	241,419	—	(167,192)	(29,110)	(408)	(196,710)	44,709	1,738,936	1,783,645	1	(4,782)	(4,781)
Fidelity VIP Overseas Portfolio	2,882	112,611	(60,415)	55,078	—	(143,374)	(8,521)	(1,032)	(152,927)	(97,849)	1,311,504	1,213,655	1	(3,118)	(3,117)
Fidelity VIP Equity-Income Portfolio	30,703	668,406	373,194	1,072,303	23,545	(818,194)	(46,148)	(1,373)	(842,170)	230,133	7,959,733	8,189,866	46	(7,786)	(7,740)
Fidelity VIP Growth Portfolio	(128,885)	2,562,711	(121,146)	2,312,680	—	(647,536)	(266,892)	(1,300)	(915,728)	1,396,952	8,302,862	9,699,814	—	(2,581)	(2,581)
Fidelity VIP High Income Portfolio	13,786	(947)	9,120	21,959	—	(16,206)	782	(84)	(15,508)	6,451	297,446	303,897	27	(495)	(468)
Fidelity VIP Asset Manager Portfolio	23,734	6,907	147,513	178,154	—	(314,654)	(9,698)	(948)	(325,300)	(147,146)	2,550,541	2,403,395	42	(4,369)	(4,327)
Fidelity VIP Contrafund® Portfolio	(191,761)	2,627,929	1,939,174	4,375,342	39,421	(1,259,930)	(263,107)	(2,652)	(1,486,268)	2,889,074	14,157,747	17,046,821	704	(10,799)	(10,095)
Fidelity VIP Index 500 Portfolio	(6,173)	456,971	775,572	1,226,370	—	(620,601)	(44,819)	(1,029)	(666,449)	559,921	5,556,169	6,116,090	2	(12,409)	(12,407)
Fidelity VIP Investment Grade Bond Portfolio	32,453	(33,129)	8,490	7,814	—	(188,281)	1	(1,180)	(189,460)	(181,646)	1,648,986	1,467,340	3	(12,787)	(12,784)
Fidelity VIP Government Money Market	274,443	—	—	274,443	62,044	(2,462,073)	4,492,960	(10,790)	2,082,141	2,356,584	8,427,940	10,784,524	496,166	(298,498)	197,668
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	3,126	31,165	(20,749)	13,542	672	(45,960)	237,154	(28)	191,838	205,380	176,201	381,581	6,301	(1,308)	4,993
Fidelity VIP Growth Portfolio	(9,223)	162,418	5,773	158,968	—	(23,089)	(3)	(149)	(23,241)	135,727	564,774	700,501	1	(416)	(415)
Fidelity VIP High Income Portfolio	909	(169)	837	1,577	—	(51,996)	1	(10)	(52,005)	(50,428)	73,523	23,095	1	(3,015)	(3,014)
Fidelity VIP Asset Manager Portfolio	28	26	142	196	—	(58)	—	(11)	(69)	127	2,914	3,041	—	(3)	(3)
Fidelity VIP Contrafund® Portfolio	(13,764)	154,973	124,936	266,145	74,530	(156,617)	1	(138)	(82,224)	183,921	850,898	1,034,819	9	(1,180)	(1,171)
Fidelity VIP Balanced Portfolio	539	8,793	12,167	21,499	—	(7,652)	1	(42)	(7,693)	13,806	160,017	173,823	—	(236)	(236)
Fidelity VIP Mid Cap Portfolio	(23,313)	392,541	622	369,850	—	(382,389)	(41)	(455)	(382,885)	(13,035)	2,367,042	2,354,007	1	(3,420)	(3,419)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	12,590	32,360	55,009	99,959	3,756	(180,592)	50,045	(3,318)	(130,109)	(30,150)	1,460,695	1,430,545	2,831	(9,645)	(6,814)
Fidelity VIP Balanced Portfolio	23,690	489,736	537,609	1,051,035	79,744	(922,206)	(80,268)	(14,855)	(937,585)	113,450	7,894,420	8,007,870	5,329	(32,759)	(27,430)
Fidelity VIP Bond Index Portfolio	144,087	(112,787)	(40,819)	(9,519)	221,521	(450,630)	1,123,433	(137,445)	756,879	747,360	9,205,517	9,952,877	157,972	(74,998)	82,974
Fidelity VIP Contrafund® Portfolio	(462,711)	6,608,265	2,764,986	8,910,540	1,325,522	(5,263,281)	(786,985)	(128,859)	(4,853,603)	4,056,937	29,545,111	33,602,048	28,572	(140,669)	(112,097)
Fidelity VIP Disciplined Small Cap Portfolio	(13,918)	200,088	202,730	388,900	85,414	(402,011)	(236,884)	(28,488)	(581,969)	(193,069)	2,760,758	2,567,689	4,423	(26,831)	(22,408)
Fidelity VIP Equity-Income Portfolio	6,014	411,830	109,878	527,722	8,114	(633,361)	(34,379)	(15,882)	(675,508)	(147,786)	4,077,595	3,929,809	6,349	(31,111)	(24,762)
Fidelity VIP Extended Market Index Portfolio	(128)	1,151	1,837	2,860	5,185	—	(11,814)	(16)	(6,645)	(3,785)	30,065	26,280	351	(822)	(471)
Fidelity VIP Freedom 2010 Portfolio	3,284	(865)	7,410	9,829	—	(67,348)	902	(1,382)	(67,828)	(57,999)	252,247	194,248	54	(4,070)	(4,016)
Fidelity VIP Freedom 2015 Portfolio	7,952	6,949	9,961	24,862	—	(48,542)	3,242	(5,208)	(50,508)	(25,646)	538,334	512,688	185	(3,063)	(2,878)
Fidelity VIP Freedom 2020 Portfolio	35,894	73,121	81,780	190,795	—	(393,683)	(98,875)	(37,173)	(529,731)	(338,936)	3,491,993	3,153,057	97	(29,296)	(29,199)
Fidelity VIP Freedom 2025 Portfolio	43,828	131,826	206,994	382,648	11,200	(612,682)	(170,747)	(61,152)	(833,381)	(450,733)	5,637,971	5,187,238	6,306	(46,881)	(40,575)
Fidelity VIP Freedom 2030 Portfolio	5,477	38,092	31,157	74,726	29,257	(90,430)	28,496	(183)	(32,860)	41,866	999,814	1,041,680	4,196	(5,825)	(1,629)
Fidelity VIP Growth Portfolio	(287,300)	5,173,164	90,020	4,975,884	600,819	(2,424,387)	(1,005,741)	(106,089)	(2,935,398)	2,040,486	18,471,332	20,511,818	11,887	(63,520)	(51,633)
Fidelity VIP High Income Portfolio	187,161	(40,427)	138,226	284,960	20,142	(1,178,549)	(115,941)	(7,095)	(1,281,443)	(996,483)	5,115,860	4,119,377	2,296	(63,024)	(60,728)
Fidelity VIP Index 500 Portfolio	(164,697)	4,635,238	4,429,078	8,899,619	2,411,902	(6,973,254)	(139,933)	(160,085)	(4,861,370)	4,038,249	41,491,481	45,529,730	90,087	(226,436)	(136,349)
Fidelity VIP International Index Portfolio	38,093	3,564	42,653	84,310	69,500	(105,597)	180,082	(29,320)	114,665	198,975	2,313,658	2,512,633	27,145	(17,570)	9,575
Fidelity VIP Investment Grade Bond Portfolio	463,026	(769,477)	344,258	37,807	720,794	(5,964,818)	2,671,348	(274,926)	(2,847,602)	(2,809,795)	26,346,503	23,536,708	183,496	(397,472)	(213,976)
Fidelity VIP Mid Cap Portfolio	(76,334)	1,103,963	12,646	1,040,275	134,480	(1,089,362)	(230,518)	(16,039)	(1,201,439)	(161,164)	7,115,221	6,954,057	5,655	(32,099)	(26,444)
Fidelity VIP Overseas Portfolio	(1,925)	197,238	(109,424)	85,889	17,398	(411,262)	4,801	(7,043)	(396,106)	(310,217)	2,213,761	1,903,544	8,149	(29,244)	(21,095)
Fidelity VIP Target Volatility Portfolio	10,389	83,261	264,207	357,857	13,476	(287,340)	103,339	(75,789)	(246,314)	111,543	4,406,024	4,517,567	8,915	(24,451)	(15,536)
Fidelity VIP Total Market Index Portfolio	(4,396)	164,958	616,717	777,279	200,246	(258,199)	(343,202)	(51,010)	(452,165)	325,114	3,618,204	3,943,318	14,167	(38,584)	(24,417)
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	(29,613)	104,128	139,320	213,835	87,802	(177,188)	131,910	(5,271)	37,253	251,088	1,797,400	2,048,488	9,936	(7,984)	1,952
Franklin Growth and Income VIP Fund	11,437	(61,425)	229,033	179,045	—	(117,014)	3	(526)	(117,537)	61,508	1,094,234	1,155,742	1	(2,709)	(2,708)
Franklin Income VIP Fund	111,755	(27,044)	86,756	171,467	22,567	(248,868)	(44,232)	(487)	(271,020)	(99,553)	2,906,683	2,807,130	221	(8,053)	(7,832)
LVIP JPMorgan Mid Cap Value Fund	(1,258)	90,085	(36,130)	52,697	—	(107,378)	(4)	(321)	(107,703)	(55,006)	433,825	378,819	1	(2,088)	(2,087)
Morgan Stanley VIF Emerging Markets Debt Portfolio	18,234	(4,366)	5,240	19,108	—	(9,474)	339	(181)	(9,316)	9,792	199,337	209,129	13	(360)	(347)
Morgan Stanley VIF U.S. Real Estate Portfolio	11,219	1,056	86,257	98,532	—	(188,048)	(668,577)	(706)	(857,331)	(758,799)	758,799	—	595	(19,650)	(19,055)
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	30,487	73,975	770,164	874,626	19,663	(344,161)	(54,405)	(117,915)	(496,818)	377,808	6,904,907	7,282,715	6,029	(38,476)	(32,447)
Columbia VP – Small Cap Value Fund	(25,720)	113,141	103,474	190,895	108,629	(640,459)	(185,622)	(15,144)	(732,596)	(541,701)	3,100,832	2,559,131	2,013	(19,560)	(17,547)

(a) Name Change. See Note 1, if applicable.	14
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
Integrity Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2024

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Class 2 (continued):
Franklin Growth and Income VIP Fund	$62,293	$(1,021,675)	$2,078,212	$1,118,830	$182,364	$(1,216,568)	$(177,798)	$(27,020)	$(1,239,022)	$(120,192)	$7,329,741	$7,209,549	6,676	(49,765)	(43,089)
Franklin Income VIP Fund	575,813	(57,184)	333,773	852,402	37,955	(1,695,208)	958,016	(30,316)	(729,553)	122,849	15,665,949	15,788,798	49,530	(82,001)	(32,471)
Franklin Large Cap Growth VIP Fund	(78,666)	422,857	863,708	1,207,899	214,689	(736,318)	(256,960)	(38,915)	(817,504)	390,395	5,147,198	5,537,593	6,184	(27,600)	(21,416)
Franklin Mutual Shares VIP Fund	113,277	(314,674)	2,105,014	1,903,617	413,806	(3,167,789)	(690,957)	(172,040)	(3,616,980)	(1,713,363)	20,225,642	18,512,279	13,312	(197,902)	(184,590)
Franklin Small Cap Value VIP Fund	(10,983)	38,950	169,181	197,148	97,134	(76,070)	73,604	(3,475)	91,193	288,341	1,897,536	2,185,877	6,748	(3,357)	3,391
Invesco V.I. American Franchise Fund	(41,901)	(123,539)	953,962	788,522	114,669	(612,496)	25,460	(5,635)	(478,002)	310,520	2,446,965	2,757,485	4,703	(14,304)	(9,601)
Invesco V.I. American Value Fund	(81,237)	1,045,157	2,378,635	3,342,555	390,884	(2,115,959)	(2,868,546)	(129,986)	(4,723,607)	(1,381,052)	13,675,745	12,294,693	9,710	(165,664)	(155,954)
Invesco V.I. Comstock Fund	5,746	1,303,154	98,019	1,406,919	331,142	(2,260,583)	(553,108)	(96,506)	(2,579,055)	(1,172,136)	11,345,077	10,172,941	6,661	(95,073)	(88,412)
Invesco V.I. EQV International Equity Fund	6,277	(31,360)	1,617	(23,466)	146,402	(756,937)	118,825	(46,901)	(538,611)	(562,077)	4,291,215	3,729,138	15,658	(52,211)	(36,553)
Invesco V.I. Discovery Mid Cap Growth Fund	(34,455)	(245,731)	818,477	538,291	50,030	(250,593)	(313,101)	(28,079)	(541,743)	(3,452)	2,628,209	2,624,757	10,054	(46,643)	(36,589)
Templeton Foreign VIP Fund	80,238	32,065	(280,711)	(168,408)	314,125	(1,397,885)	260,221	(80,979)	(904,518)	(1,072,926)	8,648,020	7,575,094	54,029	(124,797)	(70,768)
Templeton Global Bond VIP Fund	(24,319)	(72,503)	(115,344)	(212,166)	8,048	(186,854)	126,366	(692)	(53,132)	(265,298)	1,672,241	1,406,943	19,255	(26,947)	(7,692)
Templeton Growth VIP Fund	(10,105)	31,879	65,536	87,310	24,559	(208,743)	10,932	(2,833)	(176,085)	(88,775)	2,129,539	2,040,764	3,206	(10,577)	(7,371)
Morgan Stanley VIF Emerging Markets Debt Portfolio	51,451	(27,453)	30,282	54,280	1,100	(50,401)	(2,440)	(1,759)	(53,500)	780	588,666	589,446	593	(4,377)	(3,784)
Morgan Stanley VIF Emerging Markets Equity Portfolio	(2,305)	(27,160)	135,922	106,457	2,039	(249,793)	112,311	(3,965)	(139,408)	(32,951)	1,468,991	1,436,040	9,209	(15,011)	(5,802)
Morgan Stanley VIF U.S. Real Estate Portfolio	39,219	(102,413)	490,858	427,664	61,812	(685,136)	(3,357,172)	(26,743)	(4,007,239)	(3,579,575)	3,579,575	—	9,085	(284,742)	(275,657)
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	(197,879)	4,817,426	(901,266)	3,718,281	198,385	(4,811,890)	(1,101,791)	(160,335)	(5,875,631)	(2,157,350)	13,957,773	11,800,423	12,829	(153,068)	(140,239)
BlackRock Global Allocation V.I. Fund	1,932	112,342	748	115,022	31,414	(124,566)	60,749	(10,758)	(43,161)	71,861	1,570,539	1,642,400	7,119	(10,035)	(2,916)
BlackRock High Yield V.I. Fund	52,639	(8,768)	17,818	61,689	43,705	(58,916)	9,314	(10,048)	(15,945)	45,744	917,291	963,035	7,347	(8,341)	(994)
BlackRock Total Return V.I. Fund	48,241	(91,715)	40,941	(2,533)	104,967	(425,533)	164,522	(28,070)	(184,114)	(186,647)	1,871,217	1,684,570	31,173	(49,815)	(18,642)
TOPS® Managed Risk Moderate Growth ETF Portfolio	22,970	27,658	77,947	128,575	2,353	(274,647)	27,774	(37,630)	(282,150)	(153,575)	2,186,683	2,033,108	3,801	(25,144)	(21,343)
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	94,559	(72,713)	(28,918)	(7,072)	294,856	(375,225)	1,040,316	(35,069)	924,878	917,806	2,532,529	3,450,335	130,925	(39,034)	91,891
American Funds I.S. Capital Income Builder Fund	23,531	35,393	53,854	112,778	50,025	(131,200)	(74,979)	(7,535)	(163,689)	(50,911)	1,422,314	1,371,403	5,601	(17,661)	(12,060)
American Funds I.S. Global Growth Fund	(13,097)	634,189	451,781	1,072,873	130,206	(955,812)	(130,857)	(5,343)	(961,806)	111,067	9,211,058	9,322,125	3,615	(43,004)	(39,389)
American Funds I.S. Growth Fund	(203,254)	1,272,706	3,120,399	4,189,851	69,745	(2,389,603)	(29,748)	(20,344)	(2,369,950)	1,819,901	15,326,754	17,146,655	17,316	(79,068)	(61,752)
American Funds I.S. Growth-Income Fund	(95,764)	1,402,046	1,928,689	3,234,971	573,601	(2,021,447)	(423,218)	(27,857)	(1,898,921)	1,336,050	15,154,092	16,490,142	13,117	(79,683)	(66,566)
American Funds I.S. New World Fund	(3,366)	65,167	68,520	130,321	81,798	(283,093)	33,928	(26,286)	(193,653)	(63,332)	2,669,761	2,606,429	13,975	(27,523)	(13,548)
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	(699)	13,272	21,884	34,457	—	(28,460)	47	(54)	(28,467)	5,990	364,414	370,404	3	(671)	(668)
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	(10,118)	42,156	150,957	182,995	63,944	(230,185)	(54,264)	(12,423)	(232,928)	(49,933)	2,091,326	2,041,393	3,699	(11,437)	(7,738)
Advisor Class:
PIMCO VIT All Asset Portfolio	20,982	(4,763)	(7,253)	8,966	1,600	(32,484)	25,017	(1,940)	(7,807)	1,159	432,310	433,469	1,811	(2,276)	(465)
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	369	(3,527)	3,583	425	—	(541)	(27,056)	(42)	(27,639)	(27,214)	42,976	15,762	104	(2,666)	(2,562)
PIMCO VIT CommodityRealReturn® Strategy Portfolio	6,915	5,424	25,710	38,049	71,481	(391,681)	187,910	(13,684)	(145,974)	(107,925)	1,361,156	1,253,231	43,473	(71,638)	(28,165)
PIMCO VIT Long-Term U.S. Government Portfolio	2,432	(46,542)	30,597	(13,513)	720	(13,810)	(25,452)	(436)	(38,978)	(52,491)	217,684	165,193	1,755	(6,050)	(4,295)
PIMCO VIT Low Duration Portfolio	123,439	(66,258)	78,266	135,447	61,325	(1,078,782)	1,559,317	(22,709)	519,151	654,598	4,829,869	5,484,467	175,736	(131,467)	44,269
PIMCO VIT Real Return Portfolio	6,125	(13,307)	12,025	4,843	5,597	(84,734)	89,287	(984)	9,166	14,009	492,536	506,545	12,713	(11,344)	1,369
PIMCO VIT Total Return Portfolio	1,042,646	(1,219,394)	610,920	434,172	1,232,642	(6,497,761)	2,260,605	(488,338)	(3,492,852)	(3,058,680)	42,102,511	39,043,831	233,643	(502,411)	(268,768)
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	2,603	6,569	(11,188)	(2,016)	554	(90,517)	30,165	(2,123)	(61,921)	(63,937)	248,805	184,868	4,835	(13,673)	(8,838)
Guggenheim VT Multi-Hedge Strategies Fund	5,935	1,712	(16,350)	(8,703)	960	(21,157)	18,600	(1,052)	(2,649)	(11,352)	178,615	167,263	2,009	(2,216)	(207)
Guggenheim VT Long Short Equity Fund	(826)	21,828	(13,139)	7,863	440	(2,629)	(108,794)	(88)	(111,071)	(103,208)	103,208	—	104	(8,603)	(8,499)
ETF Shares:
iShares® Core S&P 500 ETF	(1,060,665)	14,451,858	3,457,782	16,848,975	1,926,402	(15,190,993)	(8,652,982)	—	(21,917,573)	(5,068,598)	86,069,527	81,000,929	47,452	(258,078)	(210,626)
iShares® Core S&P Mid-Cap ETF	(306,043)	2,769,540	155,251	2,618,748	628,417	(4,203,213)	(1,283,503)	—	(4,858,299)	(2,239,551)	25,184,676	22,945,125	24,928	(83,942)	(59,014)
iShares® Core S&P Small-Cap ETF	(75,165)	1,092,130	(242,002)	774,963	295,805	(2,117,997)	(471,048)	—	(2,293,240)	(1,518,277)	13,812,329	12,294,052	15,884	(42,824)	(26,940)
iShares® Core U.S. Aggregate Bond ETF	13,544	(21,450)	(16,505)	(24,411)	64,000	(167,184)	154,173	—	50,989	26,578	1,483,737	1,510,315	10,037	(7,337)	2,700
iShares® iBoxx $ High Yield Corporate Bond ETF	28,061	22,476	(10,960)	39,577	4,000	(77,450)	(734)	—	(74,184)	(34,607)	788,376	753,769	684	(2,807)	(2,123)
iShares® 5-10 Year Investment Grade Corporate Bond ETF	18,093	(12,406)	1,047	6,734	50,000	(132,615)	104,624	—	22,009	28,743	1,150,969	1,179,712	6,707	(5,247)	1,460
iShares® International Treasury Bond ETF	(226,066)	(295,441)	(486,395)	(1,007,902)	245,874	(1,901,870)	1,729,498	—	73,502	(934,400)	11,498,799	10,564,399	93,789	(89,319)	4,470
iShares® S&P 500 Growth ETF	(193,170)	1,794,674	1,004,212	2,605,716	313,235	(1,381,640)	(1,122,949)	—	(2,191,354)	414,362	8,907,996	9,322,358	10,165	(27,258)	(17,093)
iShares® S&P 500 Value ETF	(15,804)	409,918	(79,549)	314,565	50,696	(662,496)	(94,678)	—	(706,478)	(391,913)	3,495,950	3,104,037	2,296	(11,073)	(8,777)
iShares® TIPS Bond ETF	(154)	690	(2,475)	(1,939)	4,500	(68,799)	13,812	—	(50,487)	(52,426)	195,703	143,277	814	(2,580)	(1,766)
Vanguard® Developed Markets Index Fund, ETF Shares	64,388	493,197	(467,638)	89,947	265,606	(2,011,700)	552,412	—	(1,193,682)	(1,103,735)	12,099,984	10,996,249	24,829	(49,604)	(24,775)
Vanguard® Dividend Appreciation Index Fund, ETF Shares	(17,737)	144,568	166,515	293,346	64,000	(212,383)	(91,598)	—	(239,981)	53,365	2,162,422	2,215,787	2,327	(4,225)	(1,898)
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	1,485	16,340	12,630	30,455	—	(60,416)	(17,835)	—	(78,251)	(47,796)	418,614	370,818	660	(3,499)	(2,839)

(a) Name Change. See Note 1, if applicable.	15
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
Integrity Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2024

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
ETF Shares (continued):
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	$3,525	$384	$(2,591)	$1,318	$—	$(3,669)	$8,971	$—	$5,302	$6,620	$174,980	$181,600	341	(133)	208
Vanguard® Large-Cap Index Fund, ETF Shares	(21,907)	231,150	198,543	407,786	50,000	(244,734)	(115,711)	—	(310,445)	97,341	1,940,770	2,038,111	1,777	(4,021)	(2,244)
Vanguard® Mega Cap Index Fund, ETF Shares	(3,155)	24,225	34,176	55,246	50,000	(39,049)	6,658	—	17,609	72,855	225,299	298,154	1,866	(606)	1,260
Vanguard® Real Estate Index Fund, ETF Shares	12,014	32,307	(20,852)	23,469	4,000	(94,719)	(18,632)	—	(109,351)	(85,882)	955,960	870,078	1,528	(3,546)	(2,018)
Vanguard® Short-Term Bond Index Fund, ETF Shares	1,330	2,321	(2,094)	1,557	1,000	(73,241)	24,675	—	(47,566)	(46,009)	275,913	229,904	1,120	(3,419)	(2,299)
Vanguard® Total Bond Market Index Fund, ETF Shares	800,710	(652,193)	(1,129,798)	(981,281)	1,869,845	(14,111,992)	9,631,931	—	(2,610,216)	(3,591,497)	82,560,387	78,968,890	366,868	(474,850)	(107,982)

(a) Name Change. See Note 1, if applicable.	16
(b) New Underlying Fund. See Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements

December 31, 2025

1. Organization and Nature of Operations

Integrity Life Insurance Company Separate Account I (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), established by the Integrity Life Insurance Company (the “Company”), a life insurance company, that is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account was established on May 19, 1986, for the purpose of issuing variable annuity contracts (“Contracts”).

Contract holders may allocate or transfer their account values to one or more of the Separate Account’s investment subaccounts, or for certain contract holders, to one or more fixed guaranteed rate options of the Company’s Separate Account Guaranteed Principal Option (“GPO”). Options in the Separate Account GPO include fixed guaranteed rate options over various maturity periods that are subject to a market value adjustment (“MVA”) and a Systematic Transfer Option (“STO”), which accumulates interest at a fixed rate without an MVA. All STO contributions must be transferred to other investment divisions or to a guaranteed rate option within either six months or one year of the contribution. In addition, certain contract holders may also allocate or transfer their account values to options held in the Company’s general account. Such options include a guaranteed interest division or quarterly rate option.

Each subaccount invests all its investible assets in shares of corresponding investment portfolios (“Underlying Funds”) of the investment companies listed below:

American Funds Insurance Series	Columbia Funds Variable Portfolios
Non-Affiliated Class 2	Non-Affiliated Class 1
American Funds I.S. Managed Risk Asset Allocation Fund	Columbia VP – Select Mid Cap Value Fund
Non-Affiliated Class 4	Non-Affiliated Class 2
American Funds I.S. The Bond Fund of America	Columbia VP – Small Cap Value Fund
American Funds I.S. Capital Income Builder Fund
American Funds I.S. Global Growth Fund	DWS Investments VIT Funds
American Funds I.S. Growth Fund	Non-Affiliated Class A:
American Funds I.S. Growth-Income Fund	DWS Small Cap Index VIP Fund
American Funds I.S. New World Fund	Non-Affiliated Class B:
DWS Small Cap Index VIP Fund
BlackRock Variable Series Funds
Non-Affiliated Class 3
BlackRock Capital Appreciation V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock High Yield V.I. Fund
BlackRock Total Return V.I. Fund

17

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

1. Organization and Nature of Operations (continued)

Fidelity Variable Insurance Products	Franklin Templeton VIP Trust
Non-Affiliated Initial Class:	Non-Affiliated Class 1:
Fidelity VIP Balanced Portfolio	Franklin Growth and Income VIP Fund
Fidelity VIP Overseas Portfolio	Franklin Income VIP Fund
Fidelity VIP Equity-Income Portfolio	Non-Affiliated Class 2:
Fidelity VIP Growth Portfolio	Franklin Growth and Income VIP Fund
Fidelity VIP High Income Portfolio	Franklin Income VIP Fund
Fidelity VIP Asset Manager 50% Portfolio	Franklin Large Cap Growth VIP Fund
Fidelity VIP Contrafund® Portfolio	Franklin Mutual Shares VIP Fund
Fidelity VIP Index 500 Portfolio	Franklin Small Cap Value VIP Fund
Fidelity VIP Investment Grade Bond Portfolio	Templeton Foreign VIP Fund
Fidelity VIP Government Money Market	Templeton Global Bond VIP Fund
Non-Affiliated Service Class:	Templeton Growth VIP Fund
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio	Rydex Variable Trust (Guggenheim Variable Insurance Funds)
Fidelity VIP High Income Portfolio	Investor Class:
Fidelity VIP Asset Manager 50% Portfolio	Guggenheim VT Global Managed Futures Strategy Fund
Fidelity VIP Contrafund® Portfolio	Guggenheim VT Multi-Hedge Strategies Fund
Fidelity VIP Balanced Portfolio
Fidelity VIP Mid Cap Portfolio	iShares Trust
ETF Shares:
Non-Affiliated Service Class 2:	iShares® Core S&P 500 ETF
Fidelity VIP Asset Manager 50% Portfolio	iShares® Core S&P Mid-Cap ETF
Fidelity VIP Balanced Portfolio	iShares® Core S&P Small-Cap ETF
Fidelity VIP Bond Index Portfolio	iShares® Core U.S. Aggregate Bond ETF
Fidelity VIP Contrafund® Portfolio	iShares® iBoxx $ High Yield Corporate Bond ETF
Fidelity VIP Disciplined Small Cap Portfolio	iShares® 5-10 Year Investment Grade Corporate Bond ETF
Fidelity VIP Equity-Income Portfolio	iShares® International Treasury Bond ETF
Fidelity VIP Extended Market Index Portfolio	iShares® S&P 500 Growth ETF
Fidelity VIP Freedom 2010 Portfolio	iShares® S&P 500 Value ETF
Fidelity VIP Freedom 2015 Portfolio	iShares® TIPS Bond ETF
Fidelity VIP Freedom 2020 Portfolio
Fidelity VIP Freedom 2025 Portfolio	Invesco (AIM) Variable Insurance Funds
Fidelity VIP Freedom 2030 Portfolio	Non-Affiliated Class 2:
Fidelity VIP Growth Portfolio	Invesco V.I. American Franchise Fund
Fidelity VIP High Income Portfolio	Invesco V.I. American Value Fund
Fidelity VIP Index 500 Portfolio	Invesco V.I. Comstock Fund
Fidelity VIP International Index Portfolio	Invesco V.I. EQV International Equity Fund
Fidelity VIP Investment Grade Bond Portfolio	Invesco V.I. Discovery Mid Cap Growth Fund
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Overseas Portfolio
Fidelity VIP Target Volatility Portfolio
Fidelity VIP Total Market Index Portfolio
18

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

1. Organization and Nature of Operations (continued)

Lincoln Financial Group	Touchstone Variable Series Trust
Non-Affiliated Class 1:	Affiliated Service Class:
LVIP JPMorgan Mid Cap Value Fund	Touchstone VST Balanced Fund
Touchstone VST Bond Fund
Morgan Stanley Variable Insurance Funds, Inc.	Touchstone VST Common Stock Fund
Non-Affiliated Class 1:
Morgan Stanley VIF Emerging Markets Debt Portfolio	The Vanguard Index Funds
ETF Shares:
Non-Affiliated Class 2:	Vanguard® Developed Markets Index Fund, ETF Shares
Morgan Stanley VIF Emerging Markets Debt Portfolio	Vanguard® Dividend Appreciation Index Fund, ETF Shares
Morgan Stanley VIF Emerging Markets Equity Portfolio	Vanguard® Emerging Markets Stock Index Fund, ETF Shares
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares
Pimco Variable Insurance Trust	Vanguard® Large-Cap Index Fund, ETF Shares
Advisor Class:	Vanguard® Mega Cap Index Fund, ETF Shares
PIMCO VIT All Asset Portfolio	Vanguard® Real Estate Index Fund, ETF Shares
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	Vanguard® Short-Term Bond Index Fund, ETF Shares
PIMCO VIT CommodityRealReturn® Strategy Portfolio	Vanguard® Total Bond Market Index Fund, ETF Shares
PIMCO VIT Long-Term U.S. Government Portfolio
PIMCO VIT Low Duration Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio

Northern Lights Variable Trust
Non-Affiliated Class 3:
TOPS® Managed Risk Moderate Growth ETF Portfolio

19

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

1. Organization and Nature of Operations (continued)

During the year ended December 31, 2025, the following Underlying Funds had name changes that were made effective:
Date:	New Name:	Old Name:
4/30/2025	Fidelity VIP Asset Manager 50% Portfolio	Fidelity VIP Asset Manager Portfolio

The statements of changes in net assets for all of the Underlying Funds are presented in the financial statements for the years ended December 31, 2025 and December 31, 2024 with the exception of the following Underlying Funds:
Period:	Underlying Fund:
1/1/2024 - 8/16/2024	Guggenheim VT Long Short Equity Fund
1/1/2024 - 12/6/2024	Morgan Stanley VIF U.S. Real Estate Portfolio
1/1/2024 - 12/6/2024	Morgan Stanley VIF U.S. Real Estate Portfolio Class II

American Trust Custody, a South Dakota registered non-depository trust company, is the custodian for the Vanguard ETFs and the iShares ETFs held by the subaccounts.

The contract holder’s account value in a subaccount will vary depending on the performance of the corresponding Underlying Fund. The Separate Account currently has 104 subaccounts available. The investment objective of each subaccount is to invest in the corresponding Underlying Fund. Refer to each Underlying Fund’s prospectus for a description of investment objectives.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”).

Investments

Investments in shares of the Underlying Funds are valued at fair value as determined by the closing net asset value per share on December 31, 2025. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of the Underlying Funds’ shares are determined based on the identified cost basis.

20

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Capital gain distributions are included in the realized gain distributions line on the Statements of Operations. Dividends are included in the reinvested dividends line on the Statements of Operations. Dividends and capital gain distributions are recorded on the ex-dividend date. Dividends and capital gain distributions from the Underlying Funds’ are reinvested in the respective Underlying Funds and are reflected in the unit values of the subaccounts.

The Separate Account’s investments are held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•Level 1 - inputs to the valuation methodology are quoted prices in active markets.
•Level 2 - inputs to the valuation methodology are observable, directly or indirectly.
•Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

The Separate Account’s investments are valued as Level 1. There were no transfers between levels 1, 2, and 3 during the year. The Separate Account’s policy is to recognize the transfers in and transfers out of levels at the beginning of the annual reporting period.

Unit Value

Unit values for the subaccounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the net asset value of the Underlying Fund, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and certain administrative charges, as applicable.

21

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Taxes

Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). The Separate Account is not taxed as a regulated investment company under Subchapter M of the IRC. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account.

No charge is currently being made against the Separate Account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable annuity policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

Use of Estimates
The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Segment Reporting

In this reporting period, we adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The change in net assets resulting from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

Subsequent Events

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were available to be issued and determined that no additional disclosures are required.
22

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

3. Investments

The aggregate cost of Underlying Fund shares purchased and proceeds from Underlying Fund shares sold during the period ended December 31, 2025 and the cost of investments held at December 31, 2025, for each subaccount, were as follows:

Subaccount	Purchases	Sales	Cost
Affiliated:
Touchstone VST Balanced Fund	$1,113,368	$(3,252,659)	$15,016,090
Touchstone VST Bond Fund	901,478	(2,340,404)	6,136,444
Touchstone VST Common Stock Fund	3,870,043	(5,926,848)	21,139,982
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	103,789	(469,566)	1,151,835
Fidelity VIP Overseas Portfolio	128,255	(206,004)	981,178
Fidelity VIP Equity-Income Portfolio	602,449	(1,049,565)	7,051,542
Fidelity VIP Growth Portfolio	1,197,856	(1,501,959)	8,455,081
Fidelity VIP High Income Portfolio	19,973	(59,762)	286,824
Fidelity VIP Asset Manager 50% Portfolio (a)	169,255	(393,939)	2,017,489
Fidelity VIP Contrafund® Portfolio	2,850,783	(1,713,893)	14,203,431
Fidelity VIP Index 500 Portfolio	102,958	(693,644)	2,887,115
Fidelity VIP Investment Grade Bond Portfolio	46,332	(304,329)	1,390,542
Fidelity VIP Government Money Market	2,667,778	(3,687,490)	9,764,810
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	30,833	(7,296)	414,329
Fidelity VIP Growth Portfolio	83,792	(144,689)	597,805
Fidelity VIP High Income Portfolio	653	(14,857)	9,507
Fidelity VIP Asset Manager 50% Portfolio (a)	144	(3,080)	—
Fidelity VIP Contrafund® Portfolio	173,185	(95,574)	831,116
Fidelity VIP Balanced Portfolio	11,838	(8,436)	133,682
Fidelity VIP Mid Cap Portfolio	258,385	(387,937)	2,091,550
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager 50% Portfolio (a)	117,628	(222,213)	1,274,062
Fidelity VIP Balanced Portfolio	1,250,741	(1,054,643)	7,238,516
Fidelity VIP Bond Index Portfolio	1,024,513	(1,510,987)	10,121,059
Fidelity VIP Contrafund® Portfolio	8,043,575	(5,778,131)	30,293,203
Fidelity VIP Disciplined Small Cap Portfolio	500,517	(517,548)	2,220,948
Fidelity VIP Equity-Income Portfolio	401,487	(415,577)	3,703,813
Fidelity VIP Extended Market Index Portfolio	1,177	(430)	22,994
Fidelity VIP Freedom 2010 Portfolio	8,680	(85,353)	135,633
Fidelity VIP Freedom 2015 Portfolio	43,494	(79,071)	545,403
Fidelity VIP Freedom 2020 Portfolio	256,717	(476,171)	3,063,980
Fidelity VIP Freedom 2025 Portfolio	388,615	(1,945,157)	3,672,551
Fidelity VIP Freedom 2030 Portfolio	104,050	(353,396)	721,815
Fidelity VIP Growth Portfolio	4,113,907	(3,076,614)	20,857,928

(a) Name Change. See Note 1, if applicable.	23
(b) New Underlying Fund. Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

3. Investments (continued)

Subaccount	Purchases	Sales	Cost
Non-Affiliated Service Class 2 (continued):
Fidelity VIP High Income Portfolio	$355,547	$(840,526)	$3,667,478
Fidelity VIP Index 500 Portfolio	4,707,723	(9,420,216)	28,240,507
Fidelity VIP International Index Portfolio	250,047	(609,317)	2,151,130
Fidelity VIP Investment Grade Bond Portfolio	1,709,038	(4,498,155)	23,815,122
Fidelity VIP Mid Cap Portfolio	1,433,087	(1,145,212)	7,087,627
Fidelity VIP Overseas Portfolio	625,370	(448,422)	2,064,517
Fidelity VIP Target Volatility Portfolio	1,333,201	(463,955)	5,384,308
Fidelity VIP Total Market Index Portfolio	228,577	(631,983)	2,727,210
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	177,644	(224,205)	1,646,079
Franklin Growth and Income VIP Fund	112,115	(290,919)	816,738
Franklin Income VIP Fund	171,479	(471,013)	2,510,827
LVIP JPMorgan Mid Cap Value Fund	40,038	(51,578)	380,586
Morgan Stanley VIF Emerging Markets Debt Portfolio	32,193	(17,490)	270,179
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	861,537	(1,177,612)	6,895,170
Columbia VP – Small Cap Value Fund	569,106	(608,975)	2,309,444
Franklin Growth and Income VIP Fund	1,047,394	(1,417,495)	5,962,507
Franklin Income VIP Fund	1,360,853	(6,530,554)	10,805,097
Franklin Large Cap Growth VIP Fund	1,327,392	(863,982)	5,269,324
Franklin Mutual Shares VIP Fund	2,641,786	(3,464,322)	16,876,884
Franklin Small Cap Value VIP Fund	308,080	(304,741)	2,143,799
Invesco V.I. American Franchise Fund	624,476	(398,602)	2,301,817
Invesco V.I. American Value Fund	2,476,853	(2,703,703)	10,428,686
Invesco V.I. Comstock Fund	1,350,782	(2,063,088)	8,579,539
Invesco V.I. EQV International Equity Fund	350,178	(744,067)	3,539,852
Invesco V.I. Discovery Mid Cap Growth Fund	693,271	(372,808)	2,776,505
Templeton Foreign VIP Fund	833,453	(1,945,409)	6,243,592
Templeton Global Bond VIP Fund	52,468	(270,483)	1,577,326
Templeton Growth VIP Fund	204,282	(564,102)	1,536,786
Morgan Stanley VIF Emerging Markets Debt Portfolio	165,422	(104,841)	736,326
Morgan Stanley VIF Emerging Markets Equity Portfolio	67,218	(224,872)	1,331,336
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	2,405,333	(3,280,230)	11,707,297
BlackRock Global Allocation V.I. Fund	250,663	(283,298)	1,782,461
BlackRock High Yield V.I. Fund	119,767	(160,159)	949,714
BlackRock Total Return V.I. Fund	248,601	(458,599)	1,601,686
TOPS® Managed Risk Moderate Growth ETF Portfolio	71,463	(287,055)	1,624,892
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	452,682	(891,712)	3,264,072
American Funds I.S. Capital Income Builder Fund	57,080	(148,018)	1,169,461
American Funds I.S. Global Growth Fund	1,327,937	(1,899,392)	7,980,044
American Funds I.S. Growth Fund	2,956,155	(2,632,875)	15,169,692
American Funds I.S. Growth-Income Fund	3,362,137	(2,857,873)	13,698,232
American Funds I.S. New World Fund	215,085	(528,699)	2,378,856
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	24,613	(53,344)	292,562
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	327,923	(236,396)	2,080,715

(a) Name Change. See Note 1, if applicable.	24
(b) New Underlying Fund. Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

3. Investments (continued)

Subaccount	Purchases	Sales	Cost
Advisor Class:
PIMCO VIT All Asset Portfolio	$26,859	$(150,989)	$353,087
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	2,218	(5,239)	13,181
PIMCO VIT CommodityRealReturn® Strategy Portfolio	68,341	(395,424)	1,072,836
PIMCO VIT Long-Term U.S. Government Portfolio	52,628	(54,278)	200,481
PIMCO VIT Low Duration Portfolio	517,519	(750,665)	5,343,329
PIMCO VIT Real Return Portfolio	30,522	(43,715)	543,001
PIMCO VIT Total Return Portfolio	3,020,722	(6,725,920)	40,134,002
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	12,072	(50,111)	149,832
Guggenheim VT Multi-Hedge Strategies Fund	16,306	(16,685)	173,573
ETF Shares:
iShares® Core S&P 500 ETF	4,121,450	(22,125,440)	44,106,075
iShares® Core S&P Mid-Cap ETF	1,937,129	(4,703,182)	15,355,759
iShares® Core S&P Small-Cap ETF	1,480,153	(2,787,382)	8,877,552
iShares® Core U.S. Aggregate Bond ETF	136,716	(510,411)	1,381,575
iShares® iBoxx $ High Yield Corporate Bond ETF	60,137	(83,911)	929,526
iShares® 5-10 Year Investment Grade Corporate Bond ETF	181,009	(377,788)	1,139,375
iShares® International Treasury Bond ETF	1,058,552	(2,504,712)	11,075,144
iShares® S&P 500 Growth ETF	1,185,427	(2,758,368)	5,493,840
iShares® S&P 500 Value ETF	295,216	(704,641)	2,208,009
iShares® TIPS Bond ETF	21,633	(13,065)	188,794
Vanguard® Developed Markets Index Fund, ETF Shares	1,044,501	(3,975,110)	9,198,536
Vanguard® Dividend Appreciation Index Fund, ETF Shares	93,312	(478,002)	1,421,765
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	30,146	(118,118)	359,465
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	14,113	(12,223)	225,387
Vanguard® Large-Cap Index Fund, ETF Shares	55,225	(434,050)	1,150,775
Vanguard® Mega Cap Index Fund, ETF Shares	7,488	(91,075)	187,129
Vanguard® Real Estate Index Fund, ETF Shares	85,582	(264,392)	807,885
Vanguard® Short-Term Bond Index Fund, ETF Shares	28,421	(51,302)	233,590
Vanguard® Total Bond Market Index Fund, ETF Shares	8,094,883	(16,463,203)	86,408,815

(a) Name Change. See Note 1, if applicable.	25
(b) New Underlying Fund. Note 1, if applicable.
(c) Merger. See Note 1, if applicable.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

4. Expenses and Related Party Transactions

The Company assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account. All charges listed below under “Mortality and Expenses %” are the annual rates deducted as a daily charge, thus affecting the unit values. All other charges, including the annual administration fee, some optional benefit fees (those not listed under “Mortality and Expense %”), withdrawal charges and transfer charges, if any, are taken from the contract owner’s account value by redeeming units. Fourteen contracts are currently included in the Separate Account. The products are stated in the table below, along with the mortality and expense charges and the annual administration fee:

	Contracts	Mortality and Expense %	Annual Administration Fee
1	GrandMaster	1.35	$30
2	GrandMaster flex3	1.55	$50
3	IQ	1.35	$30
4	IQ3	1.45	$30
5	IQ Advisor - Standard	0.60	N/A
	IQ Advisor - Enhanced	0.80	N/A
6	AnnuiChoice	1.00	$30
	AnnuiChoice - GMAB Rider	1.60	$30
7	AnnuiChoice II	1.15	$30
	AnnuiChoice II - GMAB Rider	1.75	$30
8	Pinnacle Plus	1.67	$40
	Pinnacle Plus- Reduced M&E	1.15	$40
9	Pinnacle	1.35	$30
	Pinnacle-Reduced M&E	1.10	$30
10	Pinnacle IV	1.45	$30
	Pinnacle IV - GMAB	2.05	$30
11	Pinnacle V	1.55	$30
	Pinnacle V - GMAB	2.15	$30
12	AdvantEdge	1.60	$50
13	VAROOM	1.75	N/A
	VAROOM - Standard Option	2.35	N/A
	VAROOM - Self Styled Option	2.55	N/A
14	VAROOM II	1.90	N/A
	VAROOM II - Standard Option	2.55	N/A
	VAROOM II - Self Styled Option	2.75	N/A
	VAROOM II - Standard Option II	3.00	N/A
	VAROOM II - Self Styled Option II	3.20	N/A

For optional benefits that are not included in the daily mortality and expense charge, the Company deducts an amount either quarterly or annually, depending on the benefit, to cover the cost of the additional benefits elected.
26

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

4. Expenses and Related Party Transactions (continued)

For charges that are dependent on contract owner actions, e.g., withdrawal charges and transfer fees, the Company deducts an amount at the time of the transaction to cover the cost. In both situations (ongoing benefit charges and transaction charges), the fees are deducted from the contract owner’s account value by redeeming units.

Touchstone Advisors Inc., which is affiliated with the Company, advises each of the Touchstone Variable Series Trust offered through the Company’s variable products.

27

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)
5. Financial Highlights

A summary of net assets, unit values and units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds and total returns are presented for each period ended December 31. The ranges of lowest to highest unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. The first unit value presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. The first total return presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. Therefore, some individual contract ratios are not within the ranges presented. The financial highlights include historical highlights for funds that may no longer be offered in the current year statements.

** Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Underlying Fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Underlying Fund in which the subaccounts invest. Therefore, the investment income ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates.

*** Expense ratio amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

**** Total return amounts represent the total return for the periods indicated, including changes in the fair value of the Underlying Fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Subaccounts with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

28

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

For Year Ended 2025
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Affiliated:
Touchstone VST Balanced Fund	1,292	$12.66	to	$13.63	$17,002	1.83%	0.60%	to	2.15%	11.73%	to	13.49%
Touchstone VST Bond Fund	570	9.90	to	10.62	5,772	3.37%	0.60%	to	1.67%	5.54%	to	6.69%
Touchstone VST Common Stock Fund	1,114	22.74	to	24.39	25,829	0.32%	0.60%	to	1.67%	15.68%	to	16.94%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	32	36.81	to	38.13	1,523	1.69%	1.10%	to	1.35%	13.65%	to	13.94%
Fidelity VIP Overseas Portfolio	25	16.73	to	20.48	1,237	1.56%	0.60%	to	1.67%	18.38%	to	19.67%
Fidelity VIP Equity-Income Portfolio	68	53.55	to	55.47	8,593	1.77%	1.10%	to	1.35%	17.41%	to	17.71%
Fidelity VIP Growth Portfolio	22			430.21	9,457	0.29%			1.35%			13.35%
Fidelity VIP High Income Portfolio	7			36.83	273	6.28%			1.35%			8.87%
Fidelity VIP Asset Manager 50% Portfolio (a)	27			85.54	2,340	2.39%			1.35%			13.43%
Fidelity VIP Contrafund® Portfolio	101	120.73	to	125.04	18,803	0.14%	1.10%	to	1.35%	19.84%	to	20.15%
Fidelity VIP Index 500 Portfolio	75	56.77	to	52.09	6,445	1.15%	1.10%	to	1.45%	16.07%	to	16.48%
Fidelity VIP Investment Grade Bond Portfolio	52	13.87	to	16.97	1,259	3.37%	0.60%	to	1.67%	5.43%	to	6.58%
Fidelity VIP Government Money Market	931	10.04	to	11.46	9,765	4.06%	0.60%	to	3.20%	0.80%		3.51%
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	10			42.60	446	1.76%			1.45%			17.20%
Fidelity VIP Growth Portfolio	10	67.38	to	70.99	653	0.19%	1.10%	to	1.45%	13.12%	to	13.52%
Fidelity VIP High Income Portfolio	1			20.08	10	3.56%			1.45%			8.72%
Fidelity VIP Contrafund® Portfolio	13			87.56	1,146	0.05%			1.45%			19.62%
Fidelity VIP Balanced Portfolio	5			42.09	191	1.67%			1.45%			13.48%
Fidelity VIP Mid Cap Portfolio	18	125.41	to	125.36	2,212	0.35%	1.10%	to	1.45%	10.04%	to	10.43%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager 50% Portfolio (a)	56	26.15	to	31.30	1,413	2.37%	0.60%	to	1.67%	12.73%	to	13.96%
Fidelity VIP Balanced Portfolio	224	42.23	to	50.83	8,799	1.60%	0.60%	to	1.67%	13.04%	to	14.27%
Fidelity VIP Bond Index Portfolio	1,008	9.51	to	9.86	9,806	3.14%	1.00%	to	1.55%	5.11%	to	5.69%
Fidelity VIP Contrafund® Portfolio	597	86.73	to	96.92	36,806	—%	0.60%	to	1.67%	19.17%	to	20.47%
Fidelity VIP Disciplined Small Cap Portfolio	88	29.48	to	36.08	2,784	0.74%	0.60%	to	1.67%	15.14%	to	16.39%
Fidelity VIP Equity-Income Portfolio	130	43.65	to	48.11	4,314	1.67%	0.60%	to	1.67%	16.76%	to	18.03%
Fidelity VIP Extended Market Index Portfolio	2	16.21	to	16.81	30	1.02%	1.00%	to	1.55%	10.30%	to	10.91%
Fidelity VIP Freedom 2010 Portfolio	7	17.47	to	21.39	128	2.27%	0.60%	to	1.67%	8.42%	to	9.60%
Fidelity VIP Freedom 2015 Portfolio	25	18.87	to	23.10	499	2.69%	0.60%	to	1.67%	9.79%	to	10.99%
Fidelity VIP Freedom 2020 Portfolio	149	19.94	to	24.41	3,059	2.48%	0.60%	to	1.67%	11.11%	to	12.32%
Fidelity VIP Freedom 2025 Portfolio	174	21.96	to	26.88	4,006	2.01%	0.60%	to	1.67%	12.33%	to	13.55%
Fidelity VIP Freedom 2030 Portfolio	36	23.01	to	28.16	864	1.93%	0.60%	to	1.67%	13.24%	to	14.47%
Fidelity VIP Growth Portfolio	309	83.89	to	92.49	21,516	0.05%	0.60%	to	1.67%	12.70%	to	13.92%
Fidelity VIP High Income Portfolio	157	23.40	to	27.27	3,756	6.40%	0.60%	to	1.67%	8.47%	to	9.65%
Fidelity VIP Index 500 Portfolio	998	66.55	to	55.29	47,787	0.92%	0.60%	to	1.67%	15.52%	to	16.78%
Fidelity VIP International Index Portfolio	179	15.52	to	16.09	2,844	2.61%	1.00%	to	1.55%	30.77%	to	31.50%
Fidelity VIP Investment Grade Bond Portfolio	1,510	14.08	to	17.63	21,522	3.33%	0.60%	to	1.67%	5.14%	to	6.29%
Fidelity VIP Mid Cap Portfolio	158	67.29	to	69.49	7,164	0.25%	0.60%	to	1.67%	9.63%	to	10.82%
Fidelity VIP Overseas Portfolio	106	32.21	to	32.35	2,237	1.40%	0.60%	to	1.67%	18.05%	to	19.33%

(a) Name Change. See Note 1.	29
(b) New Underlying Fund. See Note 1, if applicable.
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

For Year Ended 2025
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Target Volatility Portfolio	277	$17.23	to	$18.54	$4,829	21.90%	1.00%	to	1.60%	9.13%	to	9.79%
Fidelity VIP Total Market Index Portfolio	188	21.54	to	22.33	4,148	0.92%	1.00%	to	1.55%	15.05%	to	15.69%
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	71	30.84	to	34.07	2,275	—%	1.00%	to	1.67%	12.28%	to	13.04%
Franklin Growth and Income VIP Fund	19	52.54	to	54.42	1,021	2.27%	1.10%	to	1.35%	15.40%	to	15.70%
Franklin Income VIP Fund	68	39.00	to	40.39	2,666	5.18%	1.10%	to	1.35%	11.35%	to	11.63%
LVIP JPMorgan Mid Cap Value Fund	6	52.23	to	58.49	340	1.08%	1.00%	to	1.67%	2.97%	to	3.67%
Morgan Stanley VIF Emerging Markets Debt Portfolio	7	29.30	to	33.49	223	14.78%	1.00%	to	1.55%	13.54%	to	14.18%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	408	17.21	to	18.52	7,117	2.61%	1.00%	to	1.60%	9.89%	to	10.56%
Columbia VP – Small Cap Value Fund	49	47.15	to	52.79	2,408	0.95%	1.00%	to	1.67%	12.75%	to	13.52%
Franklin Growth and Income VIP Fund	180	44.67	to	49.33	7,141	2.21%	0.60%	to	1.67%	14.95%	to	16.20%
Franklin Income VIP Fund	469	30.46	to	34.05	11,400	5.41%	0.60%	to	1.67%	10.68%	to	11.88%
Franklin Large Cap Growth VIP Fund	116	51.98	to	59.60	5,319	—%	0.60%	to	1.67%	5.43%	to	6.58%
Franklin Mutual Shares VIP Fund	758	31.59	to	35.65	17,520	1.99%	0.60%	to	1.67%	9.66%	to	10.85%
Franklin Small Cap Value VIP Fund	77	26.77	to	32.76	2,142	1.10%	0.60%	to	1.67%	5.86%	to	7.01%
Invesco V.I. American Franchise Fund	50	66.46	to	77.84	2,942	—%	0.60%	to	1.67%	9.53%	to	10.72%
Invesco V.I. American Value Fund	310	37.92	to	42.75	12,539	0.21%	1.00%	to	1.67%	18.74%	to	19.55%
Invesco V.I. Comstock Fund	272	50.17	to	55.52	9,883	1.39%	0.60%	to	1.67%	15.19%	to	16.44%
Invesco V.I. EQV International Equity Fund	217	15.95	to	17.44	3,618	1.16%	1.00%	to	1.60%	14.37%	to	15.07%
Invesco V.I. Discovery Mid Cap Growth Fund	170	16.38	to	16.90	2,816	—%	1.00%	to	1.55%	2.91%	to	3.49%
Templeton Foreign VIP Fund	485	24.85	to	26.23	7,779	2.32%	0.60%	to	1.67%	27.04%	to	28.42%
Templeton Global Bond VIP Fund	179	7.69	to	8.31	1,399	—%	1.00%	to	1.60%	13.88%	to	14.57%
Templeton Growth VIP Fund	84	26.95	to	28.96	1,938	0.89%	0.60%	to	1.67%	21.76%	to	23.08%
Morgan Stanley VIF Emerging Markets Debt Portfolio	35	24.13	to	27.21	647	14.65%	0.60%	to	1.67%	13.31%	to	14.54%
Morgan Stanley VIF Emerging Markets Equity Portfolio	88	39.98	to	39.40	1,660	0.35%	0.60%	to	1.67%	30.68%	to	32.10%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	215	49.01	to	53.59	10,955	—%	1.00%	to	1.60%	9.99%	to	10.66%
BlackRock Global Allocation V.I. Fund	88	18.33	to	20.04	1,686	3.88%	1.00%	to	1.60%	17.60%	to	18.32%
BlackRock High Yield V.I. Fund	62	14.73	to	15.55	942	6.52%	1.00%	to	1.55%	7.39%	to	7.99%
BlackRock Total Return V.I. Fund	152	10.04	to	10.59	1,526	4.07%	1.00%	to	1.55%	5.94%	to	6.53%
TOPS® Managed Risk Moderate Growth ETF Portfolio	133	14.32	to	15.47	1,954	2.60%	1.00%	to	1.60%	8.47%	to	9.13%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	297	10.23	to	10.79	3,105	4.05%	1.00%	to	1.55%	5.32%	to	5.91%
American Funds I.S. Capital Income Builder Fund	92	16.14	to	17.13	1,504	2.72%	1.00%	to	1.55%	18.29%	to	18.96%
American Funds I.S. Global Growth Fund	316	28.90	to	31.10	9,257	1.16%	1.00%	to	1.60%	19.40%	to	20.13%
American Funds I.S. Growth Fund	372	50.48	to	54.31	19,230	0.13%	1.00%	to	1.60%	18.01%	to	18.73%
American Funds I.S. Growth-Income Fund	478	34.49	to	37.11	16,727	0.71%	1.00%	to	1.60%	15.89%	to	16.59%
American Funds I.S. New World Fund	152	17.82	to	19.18	2,832	0.89%	1.00%	to	1.60%	25.88%	to	26.65%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	7	46.12	to	50.20	353	1.39%	1.10%	to	1.45%	11.00%	to	11.40%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	71	42.18	to	44.02	2,244	1.05%	0.60%	to	1.67%	10.49%	to	11.69%

(a) Name Change. See Note 1.	30
(b) New Underlying Fund. See Note 1, if applicable.
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

For Year Ended 2025
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Advisor Class:
PIMCO VIT All Asset Portfolio	19	$17.25	to	$19.45	$345	4.46%	1.00%	to	1.67%	12.29%	to	13.05%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	1	11.02	to	11.63	13	3.40%	1.00%	to	1.55%	2.23%	to	2.80%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	178	5.87	to	6.61	1,101	2.66%	1.00%	to	1.67%	16.68%	to	17.48%
PIMCO VIT Long-Term U.S. Government Portfolio	19	8.42	to	9.10	168	3.18%	1.00%	to	1.60%	4.49%	to	5.12%
PIMCO VIT Low Duration Portfolio	456	11.01	to	12.41	5,331	3.85%	1.00%	to	1.67%	3.66%	to	4.36%
PIMCO VIT Real Return Portfolio	39	12.76	to	14.39	514	3.22%	1.00%	to	1.67%	5.94%	to	6.66%
PIMCO VIT Total Return Portfolio	2,576	13.39	to	15.10	37,029	4.00%	1.00%	to	1.67%	6.96%	to	7.69%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	21	6.89	to	7.74	149	1.84%	1.00%	to	1.67%	1.92%	to	2.62%
Guggenheim VT Multi-Hedge Strategies Fund	18	8.58	to	9.67	165	2.30%	1.00%	to	1.67%	(0.45)%	to	0.23%
ETF Shares:
iShares® Core S&P 500 ETF	783	37.59	to	138.48	74,948	1.26%	1.75%	to	3.20%	14.08%	to	15.79%
iShares® Core S&P Mid-Cap ETF	328	28.14	to	87.00	21,524	1.40%	1.75%	to	3.20%	3.98%	to	5.54%
iShares® Core S&P Small-Cap ETF	193	24.67	to	82.69	11,566	1.51%	1.75%	to	3.20%	2.50%	to	4.03%
iShares® Core U.S. Aggregate Bond ETF	52	21.68	to	27.21	1,178	3.90%	1.75%	to	3.20%	3.76%	to	5.32%
iShares® iBoxx $ High Yield Corporate Bond ETF	22	25.63	to	39.84	749	5.76%	1.75%	to	3.20%	5.12%	to	6.69%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	40	23.13	to	31.71	1,036	4.63%	1.75%	to	3.20%	6.07%	to	7.66%
iShares® International Treasury Bond ETF	608	17.31	to	18.23	9,991	1.35%	1.75%	to	3.20%	6.44%	to	8.04%
iShares® S&P 500 Growth ETF	82	40.23	to	173.11	9,601	0.45%	1.75%	to	3.20%	18.05%	to	19.82%
iShares® S&P 500 Value ETF	38	33.23	to	96.09	3,015	1.71%	1.75%	to	3.20%	9.40%	to	11.04%
iShares® TIPS Bond ETF	7	22.38	to	28.55	157	3.45%	1.75%	to	3.20%	3.35%	to	4.90%
Vanguard® Developed Markets Index Fund, ETF Shares	226	29.91	to	53.03	11,031	3.38%	1.75%	to	3.20%	30.84%	to	32.80%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	31	33.34	to	108.14	2,090	1.71%	1.75%	to	3.20%	10.51%	to	12.17%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	11	24.92	to	33.57	362	2.71%	1.75%	to	3.20%	21.55%	to	23.37%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	6	22.94	to	34.91	191	4.69%	1.75%	to	3.20%	5.83%	to	7.42%
Vanguard® Large-Cap Index Fund, ETF Shares	19	37.07	to	136.83	1,976	1.18%	1.75%	to	3.20%	14.33%	to	16.04%
Vanguard® Mega Cap Index Fund, ETF Shares	3	38.96	to	147.28	267	1.03%	1.75%	to	3.20%	15.50%	to	17.23%
Vanguard® Real Estate Index Fund, ETF Shares	16	22.27	to	55.70	687	3.82%	1.75%	to	3.20%	—%	to	1.50%
Vanguard® Short-Term Bond Index Fund, ETF Shares	10	23.30	to	25.09	212	3.85%	1.75%	to	3.20%	2.60%	to	4.14%
Vanguard® Total Bond Market Index Fund, ETF Shares	3,165	21.66	to	27.30	72,865	3.88%	1.75%	to	3.20%	3.66%	to	5.21%

(a) Name Change. See Note 1.	31
(b) New Underlying Fund. See Note 1, if applicable.
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

For Year Ended 2024
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Affiliated:
Touchstone VST Balanced Fund	1,505	$11.33	to	$12.01	$17,588	1.74%	0.60%	to	2.15%	11.16%	to	12.93%
Touchstone VST Bond Fund	730	9.38	to	9.96	6,966	4.02%	0.60%	to	1.67%	0.25%	to	1.34%
Touchstone VST Common Stock Fund	1,360	19.66	to	20.86	27,198	0.42%	0.60%	to	1.67%	19.23%	to	20.53%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	41	32.39	to	33.47	1,784	1.78%	1.10%	to	1.35%	14.35%	to	14.64%
Fidelity VIP Overseas Portfolio	29	14.13	to	17.11	1,214	1.56%	0.60%	to	1.67%	3.29%	to	4.42%
Fidelity VIP Equity-Income Portfolio	75	45.61	to	47.12	8,190	1.73%	1.10%	to	1.35%	13.78%	to	14.07%
Fidelity VIP Growth Portfolio	26			379.55	9,700	—%			1.35%			28.62%
Fidelity VIP High Income Portfolio	9			33.83	304	5.92%			1.35%			7.49%
Fidelity VIP Asset Manager Portfolio	32			75.41	2,403	2.30%			1.35%			7.02%
Fidelity VIP Contrafund® Portfolio	109	100.74	to	104.07	17,047	0.19%	1.10%	to	1.35%	31.98%	to	32.31%
Fidelity VIP Index 500 Portfolio	83	48.91	to	44.72	6,116	1.27%	1.10%	to	1.45%	23.08%	to	23.52%
Fidelity VIP Investment Grade Bond Portfolio	64	13.15	to	15.93	1,467	3.39%	0.60%	to	1.67%	0.08%	to	1.18%
Fidelity VIP Government Money Market	1,053	9.96	to	11.08	10,785	4.97%	0.60%	to	3.20%	1.72%		4.47%
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	10			36.35	382	2.88%			1.45%			13.57%
Fidelity VIP Growth Portfolio	12	59.57	to	62.54	701	—%	1.10%	to	1.45%	28.37%	to	28.83%
Fidelity VIP High Income Portfolio	1			18.47	23	4.70%			1.45%			7.14%
Fidelity VIP Asset Manager Portfolio	-*			23.18	3	2.39%			1.45%			6.76%
Fidelity VIP Contrafund® Portfolio	14			73.20	1,035	0.09%			1.45%			31.69%
Fidelity VIP Balanced Portfolio	5			37.09	174	1.79%			1.45%			14.09%
Fidelity VIP Mid Cap Portfolio	21	113.97	to	113.51	2,354	0.44%	1.10%	to	1.45%	15.64%	to	16.06%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	64	23.20	to	27.47	1,431	2.24%	0.60%	to	1.67%	6.42%	to	7.58%
Fidelity VIP Balanced Portfolio	228	37.36	to	44.49	8,008	1.68%	0.60%	to	1.67%	13.69%	to	14.93%
Fidelity VIP Bond Index Portfolio	1,079	9.05	to	9.33	9,953	2.70%	1.00%	to	1.55%	(0.57)%	to	(0.02)%
Fidelity VIP Contrafund® Portfolio	648	72.78	to	80.46	33,602	0.03%	0.60%	to	1.67%	31.21%	to	32.64%
Fidelity VIP Disciplined Small Cap Portfolio	94	25.60	to	31.00	2,568	0.81%	0.60%	to	1.67%	14.62%	to	15.87%
Fidelity VIP Equity-Income Portfolio	139	37.38	to	40.76	3,930	1.53%	0.60%	to	1.67%	13.13%	to	14.36%
Fidelity VIP Extended Market Index Portfolio	2	14.70	to	15.15	26	1.11%	1.00%	to	1.55%	10.28%	to	10.90%
Fidelity VIP Freedom 2010 Portfolio	12	16.12	to	19.51	194	2.84%	0.60%	to	1.67%	3.39%	to	4.52%
Fidelity VIP Freedom 2015 Portfolio	29	17.19	to	20.81	513	2.96%	0.60%	to	1.67%	4.43%	to	5.57%
Fidelity VIP Freedom 2020 Portfolio	171	17.95	to	21.73	3,153	2.57%	0.60%	to	1.67%	5.60%	to	6.76%
Fidelity VIP Freedom 2025 Portfolio	253	19.55	to	23.68	5,187	2.19%	0.60%	to	1.67%	6.47%	to	7.63%
Fidelity VIP Freedom 2030 Portfolio	50	20.32	to	24.60	1,042	2.00%	0.60%	to	1.67%	7.30%	to	8.48%
Fidelity VIP Growth Portfolio	332	74.44	to	81.19	20,512	—%	0.60%	to	1.67%	27.89%	to	29.29%
Fidelity VIP High Income Portfolio	190	21.57	to	24.87	4,119	5.82%	0.60%	to	1.67%	6.79%	to	7.96%
Fidelity VIP Index 500 Portfolio	1,107	57.61	to	47.34	45,530	1.06%	0.60%	to	1.67%	22.50%	to	23.84%
Fidelity VIP International Index Portfolio	208	11.87	to	12.24	2,513	2.77%	1.00%	to	1.55%	3.19%	to	3.77%
Fidelity VIP Investment Grade Bond Portfolio	1,743	13.39	to	16.58	23,537	3.24%	0.60%	to	1.67%	(0.21)%	to	0.89%
Fidelity VIP Mid Cap Portfolio	170	61.38	to	62.71	6,954	0.33%	0.60%	to	1.67%	15.21%	to	16.47%
Fidelity VIP Overseas Portfolio	109	27.29	to	27.11	1,904	1.33%	0.60%	to	1.67%	3.05%	to	4.17%

-*Less than 500.	32

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

For Year Ended 2024
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Target Volatility Portfolio	283	$15.79	to	$16.88	$4,518	1.76%	1.00%	to	1.60%	8.04%	to	8.70%
Fidelity VIP Total Market Index Portfolio	207	18.72	to	19.30	3,943	1.11%	1.00%	to	1.55%	21.46%	to	22.14%
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	72	27.47	to	30.14	2,048	—%	1.00%	to	1.67%	10.65%	to	11.41%
Franklin Growth and Income VIP Fund	25	45.53	to	47.03	1,156	2.35%	1.10%	to	1.35%	16.89%	to	17.18%
Franklin Income VIP Fund	80	35.02	to	36.18	2,807	5.21%	1.10%	to	1.35%	6.00%	to	6.27%
LVIP JPMorgan Mid Cap Value Fund	7	50.72	to	56.42	379	1.08%	1.00%	to	1.67%	12.37%	to	13.14%
Morgan Stanley VIF Emerging Markets Debt Portfolio	8	25.80	to	29.33	209	10.21%	1.00%	to	1.55%	9.50%	to	10.11%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	459	15.67	to	16.75	7,283	1.93%	1.00%	to	1.60%	12.78%	to	13.47%
Columbia VP – Small Cap Value Fund	59	41.81	to	46.51	2,559	0.54%	1.00%	to	1.67%	6.85%	to	7.58%
Franklin Growth and Income VIP Fund	210	38.86	to	42.45	7,210	2.26%	0.60%	to	1.67%	16.01%	to	17.28%
Franklin Income VIP Fund	713	27.52	to	30.43	15,789	5.11%	0.60%	to	1.67%	5.40%	to	6.56%
Franklin Large Cap Growth VIP Fund	127	49.30	to	55.92	5,538	—%	0.60%	to	1.67%	24.18%	to	25.53%
Franklin Mutual Shares VIP Fund	880	28.81	to	32.16	18,512	1.93%	0.60%	to	1.67%	9.40%	to	10.60%
Franklin Small Cap Value VIP Fund	83	25.29	to	30.62	2,186	0.94%	0.60%	to	1.67%	9.83%	to	11.03%
Invesco V.I. American Franchise Fund	52	60.68	to	70.30	2,757	—%	0.60%	to	1.67%	32.30%	to	33.75%
Invesco V.I. American Value Fund	362	31.93	to	35.76	12,295	0.72%	1.00%	to	1.67%	27.91%	to	28.79%
Invesco V.I. Comstock Fund	326	43.56	to	47.68	10,173	1.43%	0.60%	to	1.67%	12.94%	to	14.18%
Invesco V.I. EQV International Equity Fund	257	13.95	to	15.16	3,729	1.49%	1.00%	to	1.60%	(1.27)%	to	(0.66)%
Invesco V.I. Discovery Mid Cap Growth Fund	163	15.91	to	16.33	2,625	—%	1.00%	to	1.55%	21.99%	to	22.68%
Templeton Foreign VIP Fund	609	19.56	to	20.42	7,575	2.35%	0.60%	to	1.67%	(2.66)%	to	(1.59)%
Templeton Global Bond VIP Fund	206	6.75	to	7.25	1,407	—%	1.00%	to	1.60%	(12.80)%	to	(12.26)%
Templeton Growth VIP Fund	103	22.13	to	23.53	2,041	0.93%	0.60%	to	1.67%	3.63%	to	4.77%
Morgan Stanley VIF Emerging Markets Debt Portfolio	37	21.30	to	23.76	589	10.18%	0.60%	to	1.67%	9.41%	to	10.61%
Morgan Stanley VIF Emerging Markets Equity Portfolio	102	30.59	to	29.83	1,436	1.34%	0.60%	to	1.67%	5.91%	to	7.07%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	256	44.56	to	48.43	11,800	—%	1.00%	to	1.60%	29.81%	to	30.61%
BlackRock Global Allocation V.I. Fund	101	15.59	to	16.94	1,642	1.46%	1.00%	to	1.60%	7.17%	to	7.83%
BlackRock High Yield V.I. Fund	68	13.72	to	14.40	963	6.65%	1.00%	to	1.55%	6.18%	to	6.77%
BlackRock Total Return V.I. Fund	177	9.48	to	9.95	1,685	4.14%	1.00%	to	1.55%	(0.44)%	to	0.12%
TOPS® Managed Risk Moderate Growth ETF Portfolio	150	13.20	to	14.17	2,033	2.49%	1.00%	to	1.60%	5.85%	to	6.50%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	348	9.71	to	10.19	3,450	4.54%	1.00%	to	1.55%	(0.60)%	to	(0.04)%
American Funds I.S. Capital Income Builder Fund	99	13.64	to	14.40	1,371	3.09%	1.00%	to	1.55%	8.22%	to	8.83%
American Funds I.S. Global Growth Fund	380	24.21	to	25.89	9,322	1.37%	1.00%	to	1.60%	11.56%	to	12.25%
American Funds I.S. Growth Fund	392	42.78	to	45.75	17,147	0.16%	1.00%	to	1.60%	29.18%	to	29.98%
American Funds I.S. Growth-Income Fund	547	29.76	to	31.83	16,490	0.92%	1.00%	to	1.60%	21.93%	to	22.67%
American Funds I.S. New World Fund	177	14.16	to	15.14	2,606	1.15%	1.00%	to	1.60%	4.62%	to	5.26%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	8	41.55	to	45.06	370	1.18%	1.10%	to	1.45%	9.53%	to	9.92%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	72	38.18	to	39.41	2,041	0.87%	0.60%	to	1.67%	9.03%	to	10.22%

-*Less than 500.	33

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

For Year Ended 2024
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Advisor Class:
PIMCO VIT All Asset Portfolio	27	$15.36	to	$17.20	$433	6.34%	1.00%	to	1.67%	1.84%	to	2.53%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	1	10.78	to	11.31	16	3.26%	1.00%	to	1.55%	3.72%	to	4.30%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	238	5.03	to	5.63	1,253	2.01%	1.00%	to	1.67%	2.22%	to	2.92%
PIMCO VIT Long-Term U.S. Government Portfolio	20	8.06	to	8.65	165	2.62%	1.00%	to	1.60%	(7.62)%	to	(7.05)%
PIMCO VIT Low Duration Portfolio	489	10.62	to	11.90	5,484	3.89%	1.00%	to	1.67%	2.64%	to	3.34%
PIMCO VIT Real Return Portfolio	41	12.05	to	13.49	507	2.56%	1.00%	to	1.67%	0.32%	to	1.00%
PIMCO VIT Total Return Portfolio	2,918	12.52	to	14.02	39,044	3.94%	1.00%	to	1.67%	0.71%	to	1.40%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	27	6.76	to	7.54	185	2.67%	1.00%	to	1.67%	(1.32)%	to	(0.64)%
Guggenheim VT Multi-Hedge Strategies Fund	18	8.62	to	9.65	167	4.76%	1.00%	to	1.67%	(5.28)%	to	(4.63)%
ETF Shares:
iShares® Core S&P 500 ETF	941	32.95	to	119.60	81,001	1.37%	1.75%	to	3.20%	20.93%	to	22.75%
iShares® Core S&P Mid-Cap ETF	356	27.06	to	82.43	22,945	1.34%	1.75%	to	3.20%	10.28%	to	11.94%
iShares® Core S&P Small-Cap ETF	205	24.07	to	79.49	12,294	2.03%	1.75%	to	3.20%	5.19%	to	6.78%
iShares® Core U.S. Aggregate Bond ETF	70	20.90	to	25.84	1,510	3.71%	1.75%	to	3.20%	(1.96)%	to	(0.48)%
iShares® iBoxx $ High Yield Corporate Bond ETF	23	24.39	to	37.34	754	6.02%	1.75%	to	3.20%	4.49%	to	6.06%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	48	21.81	to	29.45	1,180	4.38%	1.75%	to	3.20%	0.15%	to	1.66%
iShares® International Treasury Bond ETF	690	16.26	to	16.87	10,564	0.56%	1.75%	to	3.20%	(9.51)%	to	(8.14)%
iShares® S&P 500 Growth ETF	93	34.08	to	144.48	9,322	0.47%	1.75%	to	3.20%	31.45%	to	33.43%
iShares® S&P 500 Value ETF	43	30.37	to	86.54	3,104	2.03%	1.75%	to	3.20%	8.45%	to	10.09%
iShares® TIPS Bond ETF	7	21.65	to	27.22	143	2.62%	1.75%	to	3.20%	(1.63)%	to	(0.15)%
Vanguard® Developed Markets Index Fund, ETF Shares	295	22.86	to	39.93	10,996	3.17%	1.75%	to	3.20%	(0.18)%	to	1.33%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	35	30.17	to	96.41	2,216	1.78%	1.75%	to	3.20%	13.23%	to	14.93%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	14	20.51	to	27.21	371	2.97%	1.75%	to	3.20%	7.06%	to	8.67%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	6	21.68	to	32.50	182	4.39%	1.75%	to	3.20%	(0.13)%	to	1.37%
Vanguard® Large-Cap Index Fund, ETF Shares	22	32.42	to	117.91	2,038	1.32%	1.75%	to	3.20%	21.22%	to	23.05%
Vanguard® Mega Cap Index Fund, ETF Shares	4	33.73	to	125.63	298	1.28%	1.75%	to	3.20%	23.07%	to	24.92%
Vanguard® Real Estate Index Fund, ETF Shares	20	22.27	to	54.88	870	3.83%	1.75%	to	3.20%	1.45%	to	2.98%
Vanguard® Short-Term Bond Index Fund, ETF Shares	11	22.71	to	24.09	230	3.35%	1.75%	to	3.20%	0.44%	to	1.95%
Vanguard® Total Bond Market Index Fund, ETF Shares	3,574	20.90	to	25.94	78,969	3.61%	1.75%	to	3.20%	(1.89)%	to	(0.41)%

-*Less than 500.	34

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

For Year Ended 2023
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Affiliated:
Touchstone VST Balanced Fund	1,737	$10.19	to	$10.63	$18,108	1.07%	0.60%	to	2.15%	16.03%	to	17.86%
Touchstone VST Bond Fund	981	9.36	to	9.82	9,285	4.67%	0.60%	to	1.67%	3.94%	to	5.07%
Touchstone VST Common Stock Fund	1,592	16.49	to	17.31	26,609	0.58%	0.60%	to	1.67%	24.25%	to	25.60%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	46	28.33	to	29.19	1,739	1.66%	1.10%	to	1.35%	19.89%	to	20.20%
Fidelity VIP Overseas Portfolio	32	13.68	to	16.39	1,312	1.00%	0.60%	to	1.67%	18.50%	to	19.79%
Fidelity VIP Equity-Income Portfolio	83	40.09	to	41.31	7,960	1.82%	1.10%	to	1.35%	9.16%	to	9.43%
Fidelity VIP Growth Portfolio	28			295.09	8,303	0.13%			1.35%			34.40%
Fidelity VIP High Income Portfolio	9			31.47	297	5.53%			1.35%			8.99%
Fidelity VIP Asset Manager Portfolio	36			70.46	2,551	2.34%			1.35%			11.42%
Fidelity VIP Contrafund® Portfolio	119	76.33	to	78.66	14,158	0.49%	1.10%	to	1.35%	31.66%	to	31.99%
Fidelity VIP Index 500 Portfolio	95	39.74	to	36.20	5,556	1.44%	1.10%	to	1.45%	24.37%	to	24.81%
Fidelity VIP Investment Grade Bond Portfolio	76	13.14	to	15.74	1,649	2.54%	0.60%	to	1.67%	4.43%	to	5.57%
Fidelity VIP Government Money Market	856	9.79	to	10.60	8,428	4.80%	0.60%	to	3.20%	1.55%	to	4.27%
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	6			32.01	176	1.76%			1.45%			8.94%
Fidelity VIP Growth Portfolio	12	46.40	to	48.54	565	0.04%	1.10%	to	1.45%	34.13%	to	34.60%
Fidelity VIP High Income Portfolio	4			17.24	74	5.67%			1.45%			8.91%
Fidelity VIP Asset Manager Portfolio	-*			21.72	3	2.07%			1.45%			11.27%
Fidelity VIP Contrafund® Portfolio	15			55.59	851	0.39%			1.45%			31.41%
Fidelity VIP Balanced Portfolio	5			32.51	160	1.64%			1.45%			19.64%
Fidelity VIP Mid Cap Portfolio	25	98.55	to	97.81	2,367	0.51%	1.10%	to	1.45%	13.34%	to	13.74%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	71	21.80	to	25.53	1,461	2.09%	0.60%	to	1.67%	10.78%	to	11.98%
Fidelity VIP Balanced Portfolio	256	32.86	to	38.71	7,894	1.53%	0.60%	to	1.67%	19.22%	to	20.51%
Fidelity VIP Bond Index Portfolio	996	9.10	to	9.33	9,206	2.31%	1.00%	to	1.55%	3.50%	to	4.08%
Fidelity VIP Contrafund® Portfolio	760	55.47	to	60.66	29,545	0.24%	0.60%	to	1.67%	30.90%	to	32.32%
Fidelity VIP Disciplined Small Cap Portfolio	116	22.34	to	26.76	2,761	0.86%	0.60%	to	1.67%	18.66%	to	19.95%
Fidelity VIP Equity-Income Portfolio	163	33.05	to	35.64	4,078	1.71%	0.60%	to	1.67%	8.54%	to	9.72%
Fidelity VIP Extended Market Index Portfolio	2	13.33	to	13.66	30	3.27%	1.00%	to	1.55%	15.30%	to	15.94%
Fidelity VIP Freedom 2010 Portfolio	16	15.59	to	18.67	252	3.72%	0.60%	to	1.67%	7.27%	to	8.43%
Fidelity VIP Freedom 2015 Portfolio	32	16.46	to	19.72	538	3.36%	0.60%	to	1.67%	8.80%	to	9.98%
Fidelity VIP Freedom 2020 Portfolio	200	16.99	to	20.36	3,492	2.97%	0.60%	to	1.67%	10.35%	to	11.55%
Fidelity VIP Freedom 2025 Portfolio	294	18.36	to	22.00	5,638	2.58%	0.60%	to	1.67%	11.44%	to	12.65%
Fidelity VIP Freedom 2030 Portfolio	51	18.93	to	22.68	1,000	2.21%	0.60%	to	1.67%	12.55%	to	13.77%
Fidelity VIP Growth Portfolio	384	58.20	to	62.79	18,471	—%	0.60%	to	1.67%	33.63%	to	35.08%
Fidelity VIP High Income Portfolio	251	20.20	to	23.04	5,116	7.70%	0.60%	to	1.67%	8.40%	to	9.58%
Fidelity VIP Index 500 Portfolio	1,243	47.03	to	38.23	41,491	1.27%	0.60%	to	1.67%	23.78%	to	25.13%
Fidelity VIP International Index Portfolio	198	11.50	to	11.79	2,314	2.75%	1.00%	to	1.55%	14.09%	to	14.72%
Fidelity VIP Investment Grade Bond Portfolio	1,957	13.42	to	16.44	26,347	2.41%	0.60%	to	1.67%	4.23%	to	5.37%
Fidelity VIP Mid Cap Portfolio	196	53.28	to	53.84	7,115	0.40%	0.60%	to	1.67%	12.89%	to	14.12%
Fidelity VIP Overseas Portfolio	130	26.48	to	26.02	2,214	0.77%	0.60%	to	1.67%	18.22%	to	19.50%

35
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

For Year Ended 2023
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Target Volatility Portfolio	299	$14.61	to	$15.53	$4,406	2.09%	1.00%	to	1.60%	12.11%	to	12.79%
Fidelity VIP Total Market Index Portfolio	231	15.41	to	15.80	3,618	0.88%	1.00%	to	1.55%	23.76%	to	24.45%
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	70	24.82	to	27.05	1,797	—%	1.00%	to	1.67%	8.46%	to	9.20%
Franklin Growth and Income VIP Fund	28	38.95	to	40.14	1,094	2.34%	1.10%	to	1.35%	7.71%	to	7.98%
Franklin Income VIP Fund	88	33.04	to	34.05	2,907	5.10%	1.10%	to	1.35%	7.41%	to	7.68%
LVIP JPMorgan Mid Cap Value Fund	9	45.14	to	49.87	434	3.18%	1.00%	to	1.67%	9.07%	to	9.81%
Morgan Stanley VIF Emerging Markets Debt Portfolio	8	23.56	to	26.64	199	8.59%	1.00%	to	1.55%	10.11%	to	10.72%
Morgan Stanley VIF U.S. Real Estate Portfolio	19	33.70	to	37.56	759	1.89%	1.00%	to	1.55%	12.75%	to	13.37%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	492	13.89	to	14.76	6,905	1.89%	1.00%	to	1.60%	8.47%	to	9.13%
Columbia VP – Small Cap Value Fund	77	39.13	to	43.23	3,101	0.43%	1.00%	to	1.67%	19.64%	to	20.45%
Franklin Growth and Income VIP Fund	253	33.50	to	36.20	7,330	2.22%	0.60%	to	1.67%	7.17%	to	8.33%
Franklin Income VIP Fund	746	26.11	to	28.56	15,666	5.07%	0.60%	to	1.67%	6.81%	to	7.97%
Franklin Large Cap Growth VIP Fund	149	39.70	to	44.55	5,147	—%	0.60%	to	1.67%	38.11%	to	39.60%
Franklin Mutual Shares VIP Fund	1,064	26.33	to	29.08	20,226	1.86%	0.60%	to	1.67%	11.57%	to	12.78%
Franklin Small Cap Value VIP Fund	80	23.02	to	27.58	1,898	0.53%	0.60%	to	1.67%	10.87%	to	12.07%
Invesco V.I. American Franchise Fund	61	45.86	to	52.56	2,447	—%	0.60%	to	1.67%	38.26%	to	39.76%
Invesco V.I. American Value Fund	518	24.97	to	27.77	13,676	0.39%	1.00%	to	1.67%	13.37%	to	14.14%
Invesco V.I. Comstock Fund	414	38.57	to	41.76	11,345	1.55%	0.60%	to	1.67%	10.23%	to	11.42%
Invesco V.I. EQV International Equity Fund	293	14.13	to	15.26	4,291	—%	1.00%	to	1.60%	15.99%	to	16.69%
Invesco V.I. Discovery Mid Cap Growth Fund	200	13.04	to	13.31	2,628	—%	1.00%	to	1.55%	11.11%	to	11.73%
Templeton Foreign VIP Fund	680	20.10	to	20.75	8,648	3.20%	0.60%	to	1.67%	18.75%	to	20.03%
Templeton Global Bond VIP Fund	214	7.74	to	8.26	1,672	—%	1.00%	to	1.60%	1.24%	to	1.86%
Templeton Growth VIP Fund	110	21.36	to	22.46	2,130	3.33%	0.60%	to	1.67%	19.00%	to	20.29%
Morgan Stanley VIF Emerging Markets Debt Portfolio	40	19.47	to	21.48	589	8.66%	0.60%	to	1.67%	9.83%	to	11.02%
Morgan Stanley VIF Emerging Markets Equity Portfolio	107	28.88	to	27.86	1,469	1.50%	0.60%	to	1.67%	10.10%	to	11.29%
Morgan Stanley VIF U.S. Real Estate Portfolio	276	28.93	to	30.97	3,580	1.98%	0.60%	to	1.67%	12.32%	to	13.53%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	396	34.33	to	37.08	13,958	—%	1.00%	to	1.60%	46.22%	to	47.11%
BlackRock Global Allocation V.I. Fund	104	14.54	to	15.71	1,571	2.43%	1.00%	to	1.60%	10.70%	to	11.37%
BlackRock High Yield V.I. Fund	69	12.92	to	13.49	917	6.32%	1.00%	to	1.55%	11.18%	to	11.80%
BlackRock Total Return V.I. Fund	195	9.52	to	9.93	1,871	3.56%	1.00%	to	1.55%	3.79%	to	4.37%
TOPS® Managed Risk Moderate Growth ETF Portfolio	172	12.47	to	13.31	2,187	0.34%	1.00%	to	1.60%	8.47%	to	9.13%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	256	9.77	to	10.20	2,533	3.30%	1.00%	to	1.55%	3.10%	to	3.68%
American Funds I.S. Capital Income Builder Fund	111	12.61	to	13.23	1,422	2.66%	1.00%	to	1.55%	7.07%	to	7.67%
American Funds I.S. Global Growth Fund	419	21.70	to	23.06	9,211	0.70%	1.00%	to	1.60%	20.34%	to	21.07%
American Funds I.S. Growth Fund	454	33.11	to	35.20	15,327	0.17%	1.00%	to	1.60%	35.94%	to	36.76%
American Funds I.S. Growth-Income Fund	614	24.41	to	25.95	15,154	1.13%	1.00%	to	1.60%	23.82%	to	24.57%
American Funds I.S. New World Fund	191	13.53	to	14.39	2,670	1.22%	1.00%	to	1.60%	13.82%	to	14.52%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	9	37.94	to	41.00	364	1.00%	1.10%	to	1.45%	15.07%	to	15.48%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	80	35.02	to	35.76	2,091	0.75%	0.60%	to	1.67%	14.39%	to	15.63%

36
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

For Year Ended 2023
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Advisor Class:
PIMCO VIT All Asset Portfolio	28	$15.08	to	$16.78	$432	2.93%	1.00%	to	1.67%	6.22%	to	6.94%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	4	10.39	to	10.85	43	2.48%	1.00%	to	1.55%	7.22%	to	7.82%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	266	4.92	to	5.47	1,361	16.16%	1.00%	to	1.67%	(9.47)%	to	(8.85)%
PIMCO VIT Long-Term U.S. Government Portfolio	24	8.72	to	9.31	218	2.28%	1.00%	to	1.60%	2.22%	to	2.85%
PIMCO VIT Low Duration Portfolio	444	10.35	to	11.51	4,830	3.49%	1.00%	to	1.67%	3.12%	to	3.82%
PIMCO VIT Real Return Portfolio	39	12.01	to	13.36	493	2.94%	1.00%	to	1.67%	1.84%	to	2.53%
PIMCO VIT Total Return Portfolio	3,186	12.43	to	13.83	42,103	3.46%	1.00%	to	1.67%	4.06%	to	4.77%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	35	6.85	to	7.59	249	3.68%	1.00%	to	1.67%	2.07%	to	2.77%
Guggenheim VT Multi-Hedge Strategies Fund	18	9.10	to	10.12	179	2.82%	1.00%	to	1.67%	2.63%	to	3.33%
Guggenheim VT Long Short Equity Fund	8	11.28	to	12.54	103	0.27%	1.00%	to	1.67%	10.88%	to	11.63%
ETF Shares:
iShares® Core S&P 500 ETF	1,152	27.24	to	97.44	86,070	1.58%	1.75%	to	3.20%	22.28%	to	24.10%
iShares® Core S&P Mid-Cap ETF	415	24.54	to	73.63	25,185	1.57%	1.75%	to	3.20%	12.69%	to	14.37%
iShares® Core S&P Small-Cap ETF	232	22.88	to	74.45	13,812	1.45%	1.75%	to	3.20%	12.35%	to	14.02%
iShares® Core U.S. Aggregate Bond ETF	67	21.31	to	25.97	1,484	3.16%	1.75%	to	3.20%	2.28%	to	3.81%
iShares® iBoxx $ High Yield Corporate Bond ETF	25	23.34	to	35.20	788	5.94%	1.75%	to	3.20%	7.98%	to	9.59%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	47	21.77	to	28.97	1,151	3.91%	1.75%	to	3.20%	5.81%	to	7.39%
iShares® International Treasury Bond ETF	685	17.97	to	18.37	11,499	—%	1.75%	to	3.20%	2.20%	to	3.73%
iShares® S&P 500 Growth ETF	110	25.93	to	108.28	8,908	1.13%	1.75%	to	3.20%	25.69%	to	27.57%
iShares® S&P 500 Value ETF	51	28.00	to	78.61	3,496	1.79%	1.75%	to	3.20%	18.18%	to	19.94%
iShares® TIPS Bond ETF	8	22.01	to	27.26	196	2.79%	1.75%	to	3.20%	0.49%	to	1.99%
Vanguard® Developed Markets Index Fund, ETF Shares	320	22.90	to	39.41	12,100	3.27%	1.75%	to	3.20%	14.16%	to	15.86%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	37	26.64	to	83.89	2,162	1.99%	1.75%	to	3.20%	10.82%	to	12.48%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	17	19.15	to	25.04	419	3.31%	1.75%	to	3.20%	5.79%	to	7.37%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	6	21.71	to	32.06	175	3.82%	1.75%	to	3.20%	5.50%	to	7.08%
Vanguard® Large-Cap Index Fund, ETF Shares	25	26.75	to	95.82	1,941	1.55%	1.75%	to	3.20%	23.13%	to	24.96%
Vanguard® Mega Cap Index Fund, ETF Shares	3	27.41	to	100.57	225	1.49%	1.75%	to	3.20%	25.63%	to	27.50%
Vanguard® Real Estate Index Fund, ETF Shares	22	21.95	to	53.29	956	4.24%	1.75%	to	3.20%	8.21%	to	9.82%
Vanguard® Short-Term Bond Index Fund, ETF Shares	13	22.61	to	23.63	276	2.48%	1.75%	to	3.20%	1.55%	to	3.07%
Vanguard® Total Bond Market Index Fund, ETF Shares	3,682	21.30	to	26.05	82,560	3.15%	1.75%	to	3.20%	2.28%	to	3.81%

37
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2022
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Affiliated:
Touchstone VST Balanced Fund	2,767	$8.78	to	$9.02	$24,631	0.46%	0.60%	to	2.15%	(17.75)%	to	(16.45)%
Touchstone VST Bond Fund	1,292	9.00	to	9.35	11,726	1.71%	0.60%	to	1.67%	(15.34)%	to	(14.42)%
Touchstone VST Common Stock Fund	2,040	13.27	to	13.78	27,355	0.23%	0.60%	to	1.67%	(19.16)%	to	(18.28)%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	54	23.63	to	24.29	1,705	1.24%	1.10%	to	1.35%	(19.05)%	to	(18.84)%
Fidelity VIP Overseas Portfolio	37	11.54	to	13.68	1,241	0.99%	0.60%	to	1.67%	(25.74)%	to	(24.94)%
Fidelity VIP Equity-Income Portfolio	94	36.72	to	37.75	8,337	1.87%	1.10%	to	1.35%	(6.24)%	to	(6.00)%
Fidelity VIP Growth Portfolio	30			219.55	6,533	0.61%			1.35%			(25.48)%
Fidelity VIP High Income Portfolio	11			28.87	305	4.71%			1.35%			(12.57)%
Fidelity VIP Asset Manager Portfolio	38			63.24	2,413	1.94%			1.35%			(16.08)%
Fidelity VIP Contrafund® Portfolio	131	57.98	to	59.59	11,740	0.50%	1.10%	to	1.35%	(27.31)%	to	(27.12)%
Fidelity VIP Index 500 Portfolio	109	31.95	to	29.01	4,994	1.44%	1.10%	to	1.45%	(19.40)%	to	(19.11)%
Fidelity VIP Investment Grade Bond Portfolio	82	12.58	to	14.91	1,701	2.17%	0.60%	to	1.67%	(14.41)%	to	(13.48)%
Fidelity VIP Government Money Market	1,009	9.64	to	10.17	9,592	1.61%	0.60%	to	3.20%	(1.80)%		0.83%
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	6			29.38	179	1.49%			1.45%			(6.46)%
Fidelity VIP Growth Portfolio	15	34.60	to	36.06	515	0.51%	1.10%	to	1.45%	(25.62)%	to	(25.35)%
Fidelity VIP High Income Portfolio	7			15.83	113	6.53%			1.45%			(12.84)%
Fidelity VIP Asset Manager Portfolio	-*			19.52	3	1.95%			1.45%			(16.26)%
Fidelity VIP Contrafund® Portfolio	16			42.30	685	0.40%			1.45%			(27.45)%
Fidelity VIP Balanced Portfolio	5			27.17	136	1.18%			1.45%			(19.21)%
Fidelity VIP Mid Cap Portfolio	26	86.95	to	85.99	2,228	0.38%	1.10%	to	1.45%	(16.09)%	to	(15.79)%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	77	19.68	to	22.80	1,432	1.79%	0.60%	to	1.67%	(16.57)%	to	(15.66)%
Fidelity VIP Balanced Portfolio	287	27.56	to	32.12	7,428	0.91%	0.60%	to	1.67%	(19.55)%	to	(18.68)%
Fidelity VIP Bond Index Portfolio	923	8.80	to	8.97	8,217	1.59%	1.00%	to	1.55%	(14.72)%	to	(14.24)%
Fidelity VIP Contrafund® Portfolio	936	42.37	to	45.84	28,269	0.25%	0.60%	to	1.67%	(27.71)%	to	(26.93)%
Fidelity VIP Disciplined Small Cap Portfolio	123	18.82	to	22.31	2,448	0.59%	0.60%	to	1.67%	(19.81)%	to	(18.94)%
Fidelity VIP Equity-Income Portfolio	177	30.45	to	32.48	4,056	1.60%	0.60%	to	1.67%	(6.82)%	to	(5.81)%
Fidelity VIP Extended Market Index Portfolio	1	11.56	to	11.78	11	0.27%	1.00%	to	1.55%	(19.56)%	to	(19.12)%
Fidelity VIP Freedom 2010 Portfolio	16	14.53	to	17.22	246	1.94%	0.60%	to	1.67%	(15.10)%	to	(14.18)%
Fidelity VIP Freedom 2015 Portfolio	34	15.13	to	17.93	534	1.90%	0.60%	to	1.67%	(16.21)%	to	(15.30)%
Fidelity VIP Freedom 2020 Portfolio	232	15.40	to	18.25	3,670	1.82%	0.60%	to	1.67%	(17.37)%	to	(16.47)%
Fidelity VIP Freedom 2025 Portfolio	307	16.48	to	19.53	5,260	1.77%	0.60%	to	1.67%	(18.03)%	to	(17.14)%
Fidelity VIP Freedom 2030 Portfolio	54	16.82	to	19.93	925	1.69%	0.60%	to	1.67%	(18.47)%	to	(17.58)%
Fidelity VIP Growth Portfolio	439	43.56	to	46.49	15,762	0.35%	0.60%	to	1.67%	(25.90)%	to	(25.10)%
Fidelity VIP High Income Portfolio	283	18.63	to	21.03	5,321	8.96%	0.60%	to	1.67%	(13.15)%	to	(12.20)%
Fidelity VIP Index 500 Portfolio	1,343	37.99	to	30.55	36,132	1.21%	0.60%	to	1.67%	(19.78)%	to	(18.91)%
Fidelity VIP International Index Portfolio	195	10.08	to	10.28	1,985	2.62%	1.00%	to	1.55%	(17.51)%	to	(17.05)%
Fidelity VIP Investment Grade Bond Portfolio	2,117	12.87	to	15.60	27,237	2.05%	0.60%	to	1.67%	(14.66)%	to	(13.73)%
Fidelity VIP Mid Cap Portfolio	195	47.19	to	47.18	6,251	0.26%	0.60%	to	1.67%	(16.39)%	to	(15.48)%
Fidelity VIP Overseas Portfolio	150	22.40	to	21.77	2,163	0.85%	0.60%	to	1.67%	(25.94)%	to	(25.13)%

38
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2022
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Target Volatility Portfolio	313	$13.03	to	$13.77	$4,110	2.25%	1.00%	to	1.60%	(17.00)%	to	(16.50)%
Fidelity VIP Total Market Index Portfolio	237	12.45	to	12.70	2,991	1.45%	1.00%	to	1.55%	(20.66)%	to	(20.22)%
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	76	22.88	to	24.77	1,784	—%	1.00%	to	1.67%	(10.95)%	to	(10.34)%
Franklin Growth and Income VIP Fund	32	36.16	to	37.17	1,154	3.44%	1.10%	to	1.35%	(7.86)%	to	(7.62)%
Franklin Income VIP Fund	101	30.76	to	31.62	3,121	4.95%	1.10%	to	1.35%	(6.51)%	to	(6.28)%
JP Morgan IT Mid Cap Value	10	41.39	to	45.42	411	0.94%	1.00%	to	1.67%	(9.69)%	to	(9.07)%
Morgan Stanley VIF Emerging Markets Debt Portfolio	8	21.40	to	24.06	186	7.56%	1.00%	to	1.55%	(20.00)%	to	(19.55)%
Morgan Stanley VIF U.S. Real Estate Portfolio	30	29.89	to	33.13	998	1.24%	1.00%	to	1.55%	(28.18)%	to	(27.78)%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	556	12.80	to	13.53	7,199	2.28%	1.00%	to	1.60%	(15.34)%	to	(14.83)%
Columbia VP – Small Cap Value Fund	87	32.71	to	35.89	2,907	0.48%	1.00%	to	1.67%	(10.49)%	to	(9.88)%
Franklin Growth and Income VIP Fund	266	31.26	to	33.42	7,260	3.03%	0.60%	to	1.67%	(8.36)%	to	(7.37)%
Franklin Income VIP Fund	827	24.44	to	26.45	16,171	4.90%	0.60%	to	1.67%	(7.05)%	to	(6.04)%
Franklin Large Cap Growth VIP Fund	174	28.75	to	31.91	4,368	—%	0.60%	to	1.67%	(37.60)%	to	(36.92)%
Franklin Mutual Shares VIP Fund	1,193	23.60	to	25.78	20,130	1.85%	0.60%	to	1.67%	(8.97)%	to	(7.99)%
Franklin Small Cap Value VIP Fund	86	20.77	to	24.61	1,840	1.00%	0.60%	to	1.67%	(11.56)%	to	(10.60)%
Invesco V.I. American Franchise Fund	76	33.17	to	37.61	2,173	—%	0.60%	to	1.67%	(32.44)%	to	(31.71)%
Invesco V.I. American Value Fund	554	22.02	to	24.33	12,849	0.46%	1.00%	to	1.67%	(4.48)%	to	(3.83)%
Invesco V.I. Comstock Fund	455	34.99	to	37.48	11,241	1.35%	0.60%	to	1.67%	(0.83)%	to	0.24%
Invesco V.I. EQV International Equity Fund	340	12.18	to	13.08	4,272	1.47%	1.00%	to	1.60%	(19.81)%	to	(19.32)%
Invesco V.I. Discovery Mid Cap Growth Fund	194	11.74	to	11.92	2,293	—%	1.00%	to	1.55%	(32.20)%	to	(31.82)%
Templeton Foreign VIP Fund	800	16.92	to	17.29	8,454	3.06%	0.60%	to	1.67%	(9.15)%	to	(8.16)%
Templeton Global Bond VIP Fund	253	7.65	to	8.11	1,952	—%	1.00%	to	1.60%	(6.47)%	to	(5.90)%
Templeton Growth VIP Fund	123	17.95	to	18.67	1,969	0.16%	0.60%	to	1.67%	(12.98)%	to	(12.03)%
Morgan Stanley VIF Emerging Markets Debt Portfolio	44	17.72	to	19.35	586	7.47%	0.60%	to	1.67%	(20.16)%	to	(19.29)%
Morgan Stanley VIF Emerging Markets Equity Portfolio	130	26.23	to	25.03	1,582	0.37%	0.60%	to	1.67%	(26.38)%	to	(25.58)%
Morgan Stanley VIF U.S. Real Estate Portfolio	299	25.76	to	27.27	3,454	0.99%	0.60%	to	1.67%	(28.43)%	to	(27.65)%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	601	23.48	to	25.20	14,417	2.24%	1.00%	to	1.60%	(38.81)%	to	(38.43)%
BlackRock Global Allocation V.I. Fund	113	13.14	to	14.10	1,533	—%	1.00%	to	1.60%	(17.41)%	to	(16.91)%
BlackRock High Yield V.I. Fund	77	11.62	to	12.06	915	4.98%	1.00%	to	1.55%	(11.94)%	to	(11.45)%
BlackRock Total Return V.I. Fund	188	9.17	to	9.52	1,731	1.89%	1.00%	to	1.55%	(15.59)%	to	(15.12)%
TOPS® Managed Risk Moderate Growth ETF Portfolio	216	11.50	to	12.19	2,534	16.12%	1.00%	to	1.60%	(14.91)%	to	(14.39)%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	253	9.48	to	9.83	2,430	2.73%	1.00%	to	1.55%	(14.10)%	to	(13.62)%
American Funds I.S. Capital Income Builder Fund	121	11.77	to	12.29	1,450	2.62%	1.00%	to	1.55%	(8.81)%	to	(8.30)%
American Funds I.S. Global Growth Fund	453	18.03	to	19.05	8,247	0.41%	1.00%	to	1.60%	(26.12)%	to	(25.67)%
American Funds I.S. Growth Fund	493	24.36	to	25.74	12,217	0.10%	1.00%	to	1.60%	(31.23)%	to	(30.81)%
American Funds I.S. Growth-Income Fund	753	19.71	to	20.83	15,027	1.01%	1.00%	to	1.60%	(18.04)%	to	(17.54)%
American Funds I.S. New World Fund	201	11.89	to	12.56	2,463	1.18%	1.00%	to	1.60%	(23.50)%	to	(23.03)%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	9	32.97	to	35.50	313	0.78%	1.10%	to	1.45%	(21.79)%	to	(21.51)%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	73	30.61	to	30.92	1,663	0.57%	0.60%	to	1.67%	(22.21)%	to	(21.36)%

39
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2022
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Advisor Class:
PIMCO VIT All Asset Portfolio	36	$14.20	to	$15.69	$535	7.47%	1.00%	to	1.67%	(13.34)%	to	(12.75)%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	4	9.69	to	10.06	41	1.33%	1.00%	to	1.55%	(11.63)%	to	(11.14)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	288	5.43	to	6.00	1,625	20.70%	1.00%	to	1.67%	6.85%	to	7.58%
PIMCO VIT Long-Term U.S. Government Portfolio	27	8.53	to	9.05	241	1.90%	1.00%	to	1.60%	(30.08)%	to	(29.66)%
PIMCO VIT Low Duration Portfolio	610	10.04	to	11.09	6,369	1.37%	1.00%	to	1.67%	(7.40)%	to	(6.78)%
PIMCO VIT Real Return Portfolio	55	11.79	to	13.03	673	7.39%	1.00%	to	1.67%	(13.46)%	to	(12.87)%
PIMCO VIT Total Return Portfolio	3,399	11.94	to	13.20	42,971	2.52%	1.00%	to	1.67%	(15.81)%	to	(15.24)%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	39	6.71	to	7.38	268	2.80%	1.00%	to	1.67%	9.43%	to	10.17%
Guggenheim VT Multi-Hedge Strategies Fund	20	8.86	to	9.79	192	1.13%	1.00%	to	1.67%	(5.01)%	to	(4.36)%
Guggenheim VT Long Short Equity Fund	9	10.17	to	11.24	99	0.47%	1.00%	to	1.67%	(15.81)%	to	(15.24)%
ETF Shares:
iShares® Core S&P 500 ETF	1,263	22.28	to	78.51	81,346	1.54%	1.75%	to	3.20%	(20.75)%	to	(19.57)%
iShares® Core S&P Mid-Cap ETF	417	21.77	to	64.38	23,402	1.61%	1.75%	to	3.20%	(15.86)%	to	(14.60)%
iShares® Core S&P Small-Cap ETF	220	20.37	to	65.29	12,290	1.32%	1.75%	to	3.20%	(18.85)%	to	(17.63)%
iShares® Core U.S. Aggregate Bond ETF	74	20.84	to	25.01	1,613	2.25%	1.75%	to	3.20%	(15.79)%	to	(14.53)%
iShares® iBoxx $ High Yield Corporate Bond ETF	26	21.61	to	32.12	757	5.01%	1.75%	to	3.20%	(13.83)%	to	(12.54)%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	53	20.58	to	26.98	1,242	2.87%	1.75%	to	3.20%	(16.75)%	to	(15.50)%
iShares® International Treasury Bond ETF	681	17.58	to	17.71	11,073	0.10%	1.75%	to	3.20%	(24.56)%	to	(23.43)%
iShares® S&P 500 Growth ETF	122	20.63	to	84.88	8,228	0.78%	1.75%	to	3.20%	(31.76)%	to	(30.74)%
iShares® S&P 500 Value ETF	57	23.70	to	65.54	3,363	2.04%	1.75%	to	3.20%	(8.40)%	to	(7.03)%
iShares® TIPS Bond ETF	8	21.90	to	26.73	187	6.31%	1.75%	to	3.20%	(15.03)%	to	(13.76)%
Vanguard® Developed Markets Index Fund, ETF Shares	353	20.06	to	34.01	11,880	2.78%	1.75%	to	3.20%	(18.06)%	to	(16.83)%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	35	24.04	to	74.58	2,081	1.92%	1.75%	to	3.20%	(12.69)%	to	(11.38)%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	20	18.11	to	23.32	474	3.78%	1.75%	to	3.20%	(20.60)%	to	(19.41)%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	7	20.57	to	29.94	191	2.84%	1.75%	to	3.20%	(16.72)%	to	(15.47)%
Vanguard® Large-Cap Index Fund, ETF Shares	27	21.72	to	76.68	1,829	1.52%	1.75%	to	3.20%	(22.47)%	to	(21.31)%
Vanguard® Mega Cap Index Fund, ETF Shares	3	21.81	to	78.88	186	1.46%	1.75%	to	3.20%	(22.52)%	to	(21.36)%
Vanguard® Real Estate Index Fund, ETF Shares	21	20.28	to	48.53	866	3.38%	1.75%	to	3.20%	(28.60)%	to	(27.53)%
Vanguard® Short-Term Bond Index Fund, ETF Shares	15	22.26	to	22.93	304	1.43%	1.75%	to	3.20%	(8.50)%	to	(7.13)%
Vanguard® Total Bond Market Index Fund, ETF Shares	3,679	20.82	to	25.09	80,213	2.36%	1.75%	to	3.20%	(15.88)%	to	(14.62)%

40
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2021
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Affiliated:
Touchstone VST Balanced Fund (April 17, 2021)	2,986	$10.68	to	$10.80	$32,062	0.30%	0.60%	to	2.15%	6.77%	to	7.99%
Touchstone VST Bond Fund	1,472	10.64	to	10.92	15,744	2.36%	0.60%	to	1.67%	(2.95)%	to	(1.89)%
Touchstone VST Common Stock Fund	2,229	16.42	to	16.86	36,862	0.37%	0.60%	to	1.67%	25.44%	to	26.80%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	62	29.19	to	29.93	2,406	0.92%	1.10%	to	1.35%	16.67%	to	16.96%
Fidelity VIP Overseas Portfolio	41	15.55	to	18.22	1,898	0.52%	0.60%	to	1.67%	17.70%	to	18.98%
Fidelity VIP Equity-Income Portfolio	100	39.17	to	40.16	9,651	1.87%	1.10%	to	1.35%	23.21%	to	23.52%
Fidelity VIP Growth Portfolio	32			294.60	9,443	—%			1.35%			21.55%
Fidelity VIP High Income Portfolio	14			33.02	458	5.47%			1.35%			3.00%
Fidelity VIP Asset Manager Portfolio	44			75.36	3,292	1.60%			1.35%			8.44%
Fidelity VIP Contrafund® Portfolio	137	79.76	to	81.77	16,975	0.06%	1.10%	to	1.35%	26.11%	to	26.43%
Fidelity VIP Index 500 Portfolio	115	39.64	to	35.86	6,692	1.23%	1.10%	to	1.45%	26.71%	to	27.16%
Fidelity VIP Investment Grade Bond Portfolio	90	14.70	to	17.23	2,201	2.00%	0.60%	to	1.67%	(2.27)%	to	(1.20)%
Fidelity VIP Government Money Market	741	9.81	to	10.08	7,052	0.01%	0.60%	to	3.20%	(1.86)%		(0.59)%
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	8			31.41	251	1.76%			1.45%			23.02%
Fidelity VIP Growth Portfolio	16	46.51	to	48.31	759	—%	1.10%	to	1.45%	21.30%	to	21.73%
Fidelity VIP High Income Portfolio	4			18.16	78	2.70%			1.45%			2.98%
Fidelity VIP Asset Manager Portfolio	-*			23.31	4	1.46%			1.45%			8.21%
Fidelity VIP Contrafund® Portfolio	17			58.30	1,004	0.05%			1.45%			25.86%
Fidelity VIP Balanced Portfolio	5			33.63	173	0.86%			1.45%			16.41%
Fidelity VIP Mid Cap Portfolio	31	103.62	to	102.11	3,110	0.49%	1.10%	to	1.45%	23.69%	to	24.13%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	92	23.58	to	27.03	2,025	1.41%	0.60%	to	1.67%	7.85%	to	9.02%
Fidelity VIP Balanced Portfolio	344	34.26	to	39.50	10,852	0.71%	0.60%	to	1.67%	16.02%	to	17.28%
Fidelity VIP Bond Index Portfolio	545	10.31	to	10.46	5,670	1.19%	1.00%	to	1.55%	(3.75)%	to	(3.22)%
Fidelity VIP Contrafund® Portfolio	1,029	58.62	to	62.73	43,079	0.03%	0.60%	to	1.67%	25.38%	to	26.75%
Fidelity VIP Disciplined Small Cap Portfolio	106	23.48	to	27.52	2,620	0.17%	0.60%	to	1.67%	18.38%	to	19.67%
Fidelity VIP Equity-Income Portfolio	197	32.68	to	34.49	4,990	1.62%	0.60%	to	1.67%	22.53%	to	23.86%
Fidelity VIP Extended Market Index Portfolio	5	14.37	to	14.57	73	0.49%	1.00%	to	1.55%	19.06%	to	19.72%
Fidelity VIP Freedom 2010 Portfolio	21	17.12	to	20.06	372	0.60%	0.60%	to	1.67%	3.83%	to	4.96%
Fidelity VIP Freedom 2015 Portfolio	43	18.05	to	21.16	796	0.81%	0.60%	to	1.67%	5.60%	to	6.75%
Fidelity VIP Freedom 2020 Portfolio	277	18.64	to	21.85	5,277	0.84%	0.60%	to	1.67%	7.44%	to	8.61%
Fidelity VIP Freedom 2025 Portfolio	358	20.10	to	23.57	7,433	0.84%	0.60%	to	1.67%	8.70%	to	9.89%
Fidelity VIP Freedom 2030 Portfolio	51	20.63	to	24.19	1,072	0.87%	0.60%	to	1.67%	10.20%	to	11.40%
Fidelity VIP Growth Portfolio	473	58.78	to	62.06	22,708	—%	0.60%	to	1.67%	20.85%	to	22.17%
Fidelity VIP High Income Portfolio	106	21.45	to	23.95	2,010	2.34%	0.60%	to	1.67%	2.55%	to	3.66%
Fidelity VIP Index 500 Portfolio	1,557	47.36	to	37.68	51,957	1.05%	0.60%	to	1.67%	26.12%	to	27.49%
Fidelity VIP International Index Portfolio	102	12.22	to	12.39	1,257	3.66%	1.00%	to	1.55%	5.81%	to	6.40%
Fidelity VIP Investment Grade Bond Portfolio	2,276	15.08	to	18.09	34,169	1.83%	0.60%	to	1.67%	(2.55)%	to	(1.49)%
Fidelity VIP Mid Cap Portfolio	222	56.44	to	55.82	8,567	0.35%	0.60%	to	1.67%	23.21%	to	24.55%
Fidelity VIP Overseas Portfolio	156	30.24	to	29.08	2,986	0.32%	0.60%	to	1.67%	17.40%	to	18.67%

41
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2021
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Target Volatility Portfolio	294	$15.70	to	$16.49	$4,658	0.02%	1.00%	to	1.60%	10.24%	to	10.91%
Fidelity VIP Total Market Index Portfolio	136	15.70	to	15.92	2,149	1.30%	1.00%	to	1.55%	23.44%	to	24.13%
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	80	25.70	to	27.63	2,121	—%	1.00%	to	1.67%	30.12%	to	31.01%
Franklin Growth and Income VIP Fund	38	39.25	to	40.24	1,496	2.56%	1.10%	to	1.35%	23.89%	to	24.21%
Franklin Income VIP Fund	120	32.90	to	33.74	3,940	4.68%	1.10%	to	1.35%	15.43%	to	15.72%
JP Morgan IT Mid Cap Value	10	45.83	to	49.95	476	0.92%	1.00%	to	1.67%	27.72%	to	28.59%
Morgan Stanley VIF Emerging Markets Debt Portfolio	9	26.75	to	29.91	250	5.03%	1.00%	to	1.55%	(3.54)%	to	(3.00)%
Morgan Stanley VIF U.S. Real Estate Portfolio	32	41.62	to	45.88	1,472	2.08%	1.00%	to	1.55%	37.64%	to	38.40%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	498	15.13	to	15.88	7,606	1.41%	1.00%	to	1.60%	10.70%	to	11.38%
Columbia VP – Small Cap Value Fund	92	36.54	to	39.83	3,427	0.49%	1.00%	to	1.67%	26.65%	to	27.52%
Franklin Growth and Income VIP Fund	286	34.11	to	36.07	8,539	2.45%	0.60%	to	1.67%	23.15%	to	24.49%
Franklin Income VIP Fund	849	26.29	to	28.15	18,035	4.61%	0.60%	to	1.67%	14.81%	to	16.05%
Franklin Large Cap Growth VIP Fund	204	46.07	to	50.58	8,540	—%	0.60%	to	1.67%	13.35%	to	14.58%
Franklin Mutual Shares VIP Fund	1,262	25.93	to	28.02	23,078	2.92%	0.60%	to	1.67%	17.18%	to	18.45%
Franklin Small Cap Value VIP Fund	93	23.48	to	27.53	2,264	0.89%	0.60%	to	1.67%	23.27%	to	24.61%
Invesco V.I. American Franchise Fund	88	49.10	to	55.07	3,695	—%	0.60%	to	1.67%	9.78%	to	10.98%
Invesco V.I. American Value Fund	503	23.05	to	25.30	12,165	0.24%	1.00%	to	1.67%	25.49%	to	26.35%
Invesco V.I. Comstock Fund	510	35.28	to	37.39	12,528	1.63%	0.60%	to	1.67%	30.82%	to	32.24%
Invesco V.I. International Growth Fund	319	15.19	to	16.21	4,973	1.10%	1.00%	to	1.60%	3.92%	to	4.55%
Invesco V.I. Discovery Mid Cap Growth Series II	165	17.32	to	17.48	2,862	—%	1.00%	to	1.55%	16.95%	to	17.61%
Templeton Foreign VIP Fund	815	18.63	to	18.83	9,356	1.81%	0.60%	to	1.67%	2.42%	to	3.53%
Templeton Global Bond VIP Fund	327	8.18	to	8.62	2,692	—%	1.00%	to	1.60%	(6.51)%	to	(5.94)%
Templeton Growth VIP Fund	135	20.62	to	21.23	2,506	1.10%	0.60%	to	1.67%	3.12%	to	4.24%
Morgan Stanley VIF Emerging Markets Debt Portfolio	46	22.20	to	23.97	767	5.29%	0.60%	to	1.67%	(3.60)%	to	(2.55)%
Morgan Stanley VIF Emerging Markets Equity Portfolio	133	35.64	to	33.64	2,175	0.72%	0.60%	to	1.67%	1.23%	to	2.34%
Morgan Stanley VIF U.S. Real Estate Portfolio	279	35.99	to	37.70	4,507	1.81%	0.60%	to	1.67%	37.11%	to	38.60%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	550	38.36	to	40.94	21,472	—%	1.00%	to	1.60%	18.96%	to	19.68%
BlackRock Global Allocation V.I. Fund	106	15.91	to	16.97	1,734	0.86%	1.00%	to	1.60%	4.71%	to	5.35%
BlackRock High Yield V.I. Fund	73	13.20	to	13.62	983	3.96%	1.00%	to	1.55%	3.58%	to	4.16%
BlackRock Total Return V.I. Fund	193	10.86	to	11.21	2,105	1.26%	1.00%	to	1.55%	(3.22)%	to	(2.68)%
TOPS® Managed Risk Moderate Growth ETF Portfolio	252	13.51	to	14.24	3,460	1.05%	1.00%	to	1.60%	9.21%	to	9.87%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	248	11.03	to	11.38	2,763	1.45%	1.00%	to	1.55%	(2.13)%	to	(1.58)%
American Funds I.S. Capital Income Builder Fund	105	12.91	to	13.40	1,366	2.53%	1.00%	to	1.55%	12.90%	to	13.53%
American Funds I.S. Global Growth Fund	557	24.40	to	25.63	13,727	0.21%	1.00%	to	1.60%	14.28%	to	14.97%
American Funds I.S. Growth Fund	501	35.42	to	37.20	18,012	0.06%	1.00%	to	1.60%	19.74%	to	20.47%
American Funds I.S. Growth-Income Fund	913	24.05	to	25.26	22,188	0.95%	1.00%	to	1.60%	21.82%	to	22.56%
American Funds I.S. New World Fund	157	15.54	to	16.32	2,497	0.66%	1.00%	to	1.60%	2.96%	to	3.58%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	11	42.15	to	45.23	476	0.83%	1.10%	to	1.45%	12.84%	to	13.24%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	74	39.35	to	39.32	2,254	0.56%	0.60%	to	1.67%	12.28%	to	13.50%

42
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2021
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Advisor Class:
PIMCO VIT All Asset Portfolio	41	$16.39	to	$17.98	$691	10.90%	1.00%	to	1.67%	14.10%	to	14.88%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	7	10.97	to	11.32	84	1.63%	1.00%	to	1.55%	(3.57)%	to	(3.03)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	356	5.08	to	5.58	1,871	4.04%	1.00%	to	1.67%	30.89%	to	31.78%
PIMCO VIT Long-Term U.S. Government Portfolio	29	12.21	to	12.87	361	1.46%	1.00%	to	1.60%	(6.40)%	to	(5.83)%
PIMCO VIT Low Duration Portfolio	937	10.84	to	11.89	10,477	0.45%	1.00%	to	1.67%	(2.68)%	to	(2.02)%
PIMCO VIT Real Return Portfolio	64	13.63	to	14.95	905	4.82%	1.00%	to	1.67%	3.72%	to	4.43%
PIMCO VIT Total Return Portfolio	3,377	14.19	to	15.57	50,358	1.73%	1.00%	to	1.67%	(3.01)%	to	(2.35)%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	58	6.13	to	6.70	361	—%	1.00%	to	1.67%	(0.75)%	to	(0.07)%
Guggenheim VT Multi-Hedge Strategies Fund	24	9.33	to	10.24	232	—%	1.00%	to	1.67%	6.30%	to	7.02%
Guggenheim VT Long Short Equity Fund	9	12.08	to	13.26	120	0.54%	1.00%	to	1.67%	21.73%	to	22.56%
ETF Shares:
iShares® Core S&P 500 ETF	1,202	28.12	to	97.61	105,876	1.32%	1.75%	to	3.20%	12.46%	to	26.50%
iShares® Core S&P Mid-Cap ETF	422	25.88	to	75.39	29,949	1.23%	1.75%	to	3.20%	3.52%	to	22.53%
iShares® Core S&P Small-Cap ETF	212	25.10	to	79.27	15,706	1.55%	1.75%	to	3.20%	0.38%	to	24.38%
iShares® Core U.S. Aggregate Bond ETF	72	24.75	to	29.27	1,858	1.76%	1.75%	to	3.20%	(1.01)%	to	(3.49)%
iShares® iBoxx $ High Yield Corporate Bond ETF	26	25.08	to	36.73	891	4.01%	1.75%	to	3.20%	0.33%	to	1.93%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	52	24.72	to	31.93	1,474	2.30%	1.75%	to	3.20%	(1.13)%	to	(3.38)%
iShares® International Treasury Bond ETF	634	23.31	to	23.13	13,544	0.40%	1.75%	to	3.20%	(6.77)%	to	(10.84)%
iShares® S&P 500 Growth ETF	106	30.22	to	122.55	11,422	0.52%	1.75%	to	3.20%	20.90%	to	29.50%
iShares® S&P 500 Value ETF	62	25.87	to	70.50	4,152	1.91%	1.75%	to	3.20%	3.48%	to	22.54%
iShares® TIPS Bond ETF	7	25.78	to	30.99	201	4.22%	1.75%	to	3.20%	3.12%	to	3.87%
Vanguard® Developed Markets Index Fund, ETF Shares	346	24.48	to	40.90	14,486	3.15%	1.75%	to	3.20%	(2.08)%	to	9.69%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	35	27.53	to	84.16	2,520	1.71%	1.75%	to	3.20%	10.13%	to	21.59%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	19	22.80	to	28.94	572	2.49%	1.75%	to	3.20%	(8.79)%	to	(0.52)%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	8	24.71	to	35.42	244	2.19%	1.75%	to	3.20%	(1.18)%	to	(3.49)%
Vanguard® Large-Cap Index Fund, ETF Shares	27	28.02	to	97.45	2,483	1.31%	1.75%	to	3.20%	12.07%	to	25.17%
Vanguard® Mega Cap Index Fund, ETF Shares	3	28.16	to	100.30	298	1.21%	1.75%	to	3.20%	12.62%	to	25.34%
Vanguard® Real Estate Index Fund, ETF Shares	19	28.41	to	66.96	1,163	2.87%	1.75%	to	3.20%	13.63%	to	38.07%
Vanguard® Short-Term Bond Index Fund, ETF Shares	15	24.33	to	24.69	339	1.16%	1.75%	to	3.20%	(2.67)%	to	(2.82)%
Vanguard® Total Bond Market Index Fund, ETF Shares	3,879	24.76	to	29.39	100,075	1.89%	1.75%	to	3.20%	(0.98)%	to	(3.58)%

43
-*Less than 500.

STATUTORY-BASIS FINANCIAL STATEMENTS

Integrity Life Insurance Company
Years Ended December 31, 2025, 2024 and 2023
With Report of Independent Auditors

Integrity Life Insurance Company

Statutory-Basis Financial Statements and Supplementary Information

Years Ended December 31, 2025, 2024 and 2023

Report of Independent Auditors

The Board of Directors
Integrity Life Insurance Company
Opinion
We have audited the statutory-basis financial statements of Integrity Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years ended December 31, 2025, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for the three years ended December 31, 2025, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for the three years ended December 31, 2025.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young, LLP

April 20, 2026

Integrity Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2025	2024
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$3,801,659	$4,213,722
Preferred and common stocks	736,604	684,530
Investment in common stock of subsidiary	561,252	440,020
Mortgage loans	952,956	979,563
Policy loans	81,729	91,967
Derivatives	108,858	78,388
Cash, cash equivalents and short-term investments	73,930	20,866
Receivable for securities	1,122	2,829
Other invested assets	543,016	387,769
Total cash and invested assets	6,861,126	6,899,654

Investment income due and accrued	43,576	46,018
Current federal income taxes recoverable from parent	—	10,853
Net deferred income tax asset	11,940	7,173
Amounts receivable on reinsurance contracts	2,058	1,795
Other admitted assets	20,335	20,074
Separate account assets	1,573,840	1,638,414
Total admitted assets	$8,512,875	$8,623,981

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$4,285,597	$4,437,168
Liability for deposit-type contracts	846,084	879,715
Policy and contract claims	250	265
Total policy and contract liabilities	5,131,931	5,317,148

General expense due and accrued	178	170
Current federal income taxes payable to parent	9,049	—
Transfer to (from) separate accounts due and accrued, net	(31,930)	(12,384)
Asset valuation reserve	204,214	190,379
Amounts payable on reinsurance contracts	2,421	1,669
Other liabilities	72,990	51,301
Derivatives	37,591	30,561
Payable for securities lending	113,977	132,551
Separate account liabilities	1,573,840	1,638,414
Total liabilities	7,114,261	7,349,809

Capital and surplus:
Common stock, $2 par value, authorized 1,500 shares, issued and outstanding 1,500 shares	3,000	3,000
Paid-in surplus	908,164	908,164
Accumulated surplus	487,450	363,008
Total capital and surplus	1,398,614	1,274,172
Total liabilities and capital and surplus	$8,512,875	$8,623,981
See accompanying notes.

Integrity Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2025	2024	2023
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$290,045	$284,868	$429,933
Net investment income	317,438	348,677	306,303
Considerations for supplementary contracts with life contingencies	6,634	5,785	4,292
Amortization of the interest maintenance reserve	(4,990)	(4,142)	(2,099)
Reserve adjustments on reinsurance ceded	(139)	(81)	(628)
Fees from management of separate accounts	15,501	17,181	16,331
Other revenues	2,172	3,010	2,721
Total premiums and other revenues	626,661	655,298	756,853

Benefits paid or provided:
Death benefits	18,029	10,359	14,702
Annuity benefits	315,887	307,675	337,406
Surrender benefits	485,045	588,222	781,195
Payments on supplementary contracts with life contingencies	9,344	8,996	8,807
Increase (decrease) in policy reserves and other policyholders’ funds	(117,473)	(183,249)	(286,806)
Total benefits paid or provided	710,832	732,003	855,304

Insurance expenses and other deductions:
Commissions	19,950	19,411	24,751
Commissions and expenses on reinsurance assumed	11	12	12
General expenses	44,758	44,773	44,285
Net transfers to (from) separate accounts	(201,278)	(249,602)	(228,330)
Other deductions	6,456	3,164	11,730
Total insurance expenses and other deductions	(130,103)	(182,242)	(147,552)

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	45,932	105,537	49,101
Federal income tax expense (benefit), excluding tax on capital gains	23,764	10,783	12,736
Gain (loss) from operations before net realized capital gains (losses)	22,168	94,754	36,365
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	30,252	23,298	(8,355)
Net income (loss)	$52,420	$118,052	$28,010
See accompanying notes.

Integrity Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	2025	2024	2023
	(In Thousands)

Balance, January 1	$1,274,172	$1,327,494	$1,295,775
Net income (loss)	52,420	118,052	28,010
Change in net deferred income tax	17,881	2,842	6,817
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $13,114; $14,718; $17,222, respectively)	170,564	22,270	178,950
Net change in nonadmitted assets and related items	16	37	10,758
Change in asset valuation reserve	(13,835)	670	(67,786)
Change in surplus in separate accounts	(2,604)	(199)	(30)
Dividends to stockholder	(100,000)	(200,000)	(125,000)
Prior year reserve correction	—	3,006	—
Balance, December 31	$1,398,614	$1,274,172	$1,327,494
See accompanying notes.

Integrity Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2025	2024	2023
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$297,394	$290,611	$435,927
Net investment income received	279,203	344,703	308,574
Benefits paid	(863,192)	(978,017)	(1,185,289)
Net transfers from (to) separate accounts	179,127	302,471	165,931
Commissions and expense paid	(70,162)	(67,322)	(78,391)
Federal income taxes recovered (paid)	(9,575)	(26,875)	(12,167)
Other, net	18,080	20,093	19,372
Net cash from (for) operations	(169,125)	(114,336)	(346,043)

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	1,152,214	1,153,263	1,007,304
Preferred and common stocks	145,357	130,001	66,878
Mortgage loans	57,400	70,443	72,110
Other invested assets	133,594	53,057	14,813
Net gains (losses) on cash, cash equivalents and short-term investments	(52)	(4)	3
Miscellaneous proceeds	1,707	1,816	6,400
Net proceeds from investments sold, matured or repaid	1,490,220	1,408,576	1,167,508

Cost of investments acquired:
Debt securities	(806,680)	(877,905)	(532,727)
Preferred and common stocks	(108,277)	(122,055)	(55,763)
Mortgage loans	(30,794)	(108,535)	(56,312)
Other invested assets	(213,030)	(38,979)	(34,640)
Miscellaneous applications	(10,863)	(17,213)	(40,746)
Total cost of investments acquired	(1,169,644)	(1,164,687)	(720,188)

Net change in policy and other loans	10,238	1,354	2,838
Net cash from (for) investments	330,814	245,243	450,158

Financing and miscellaneous activities
Net deposits on deposit-type contract funds and other insurance liabilities	(33,630)	(19,236)	(42,958)
Dividends to stockholder	(100,000)	(160,318)	(75,000)
Other cash provided (applied)	25,005	26,921	23,977
Net cash from (for) financing and miscellaneous sources	(108,625)	(152,633)	(93,981)

Net change in cash, cash equivalents and short-term investments	53,064	(21,726)	10,134
Cash, cash equivalents and short-term investments:
Beginning of year	20,866	42,592	32,458
End of year	$73,930	$20,866	$42,592

Cash flow information for noncash transactions:
Dividend to The Western and Southern Life Insurance Company in the form of common stock	$—	$(39,682)	$(50,000)

See accompanying notes.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

1. Nature of Operations and Significant Accounting Policies
Integrity Life Insurance Company (the Company) is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern). The Company, domiciled in the state of Ohio and currently licensed in 49 states and the District of Columbia, specializes in the asset accumulation business with particular emphasis on retirement savings and investment products. For the year ended December 31, 2025, approximately 50.4% of the gross premiums and annuity considerations for the Company were derived from California, Florida, Ohio, Pennsylvania, and Texas.
The Company’s wholly-owned insurance subsidiary, National Integrity Life Insurance Company (National Integrity), is currently licensed in eight states and the District of Columbia and distributes similar products, principally in the state of New York. Fort Washington Investment Advisors, Inc. (Fort Washington), a registered investment adviser, is a nonlife insurance subsidiary of Western and Southern and is the investment manager for the Company.
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. Ohio Administrative Code 3901-1-67, Alternative derivative and reserve accounting practices - Section A (OAC 3901-1-67) allows the Company to follow a prescribed practice related to its derivative instruments purchased to hedge indexed products. In accordance with the practice, the Company has included changes in, and settlement of, eligible derivatives in net investment income. Without the prescribed practice, the Company would record changes in, and settlement of, eligible derivatives through unrealized gains/losses and realized gains/losses, respectively. In 2025, the net income of the Company was $52.4 million, which is $29.1 million higher than the $23.3 million of net income that would have been reported under NAIC SAP. In 2024, the net income of the Company was $118.1 million, which is $12.0 million higher than the $106.1 million of net income that would have been reported under NAIC SAP. There was no impact to the Company's capital and surplus in either period.
These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;
•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Derivative instruments used for liability risk management to reduce the exposure to adverse equity market performance (i.e., an economic hedge), are deemed a portfolio hedge with the assets marked to market and changes recorded as unrealized gains (losses). Gains (losses) at termination are recognized immediately as realized gains (losses). Embedded derivatives are not accounted for separately from the host contract. Under GAAP, all derivatives are reported on the balance sheet at fair value, the effective and ineffective portions of a single hedge are accounted for separately, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and valued and reported at fair value. Changes in market value of derivatives as well as gains (losses) at termination are recorded as a component of realized gains and losses.
Other invested assets reflect investments in unaffiliated surplus debentures and joint ventures, partnerships and limited liability companies. Unaffiliated surplus debentures are reported at amortized cost. For GAAP, these assets are treated similarly as other debt securities designated as available-for-sale and are recorded at their fair value. Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. For GAAP, these assets are accounted for using the equity method.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Subsidiary
The accounts and operations of the Company’s subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs related to traditional life insurance, certain long-duration accident and health insurance, universal life insurance, and investment-type contracts are deferred and amortized on a constant-level basis over the expected life of the related contracts.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally certain receivables balances), and other assets not specifically identified as an admitted asset within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated deficit. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.
Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $1,267.4 million and $1,325.5 million as of December 31, 2025 and 2024, respectively. These assets are primarily collateral pledged to the Federal Home Loan Bank (FHLB) and collateral held in relation to the Company's securities lending program. These restricted assets are discussed in more detail in their relevant sections.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks, other than FHLB stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2025 and 2024, the Company owned $30.0 million and $35.1 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported at amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s insurance subsidiary is reported at its underlying statutory equity. The net change in the subsidiary’s equity is included in capital and surplus.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Other invested assets reflect primarily investments in joint ventures, partnerships and limited liability companies. Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
See note 2 for discussion of the Company's policy related to derivatives.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
Policy Reserves
Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula as prescribed by the NAIC. Tabular interest on funds not involving life contingencies was derived from basic data.
The Company's variable annuities are reserved under VM-21. Policies reserved under VM-21 are based on principle-based policyholder and asset assumptions with margins and floored at cash values.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Contracts issued that do not incorporate mortality or morbidity risk, such as guaranteed interest contracts, are accounted for as deposit-type contracts. Amounts received as payments and amounts withdrawn on deposit-type contracts are recorded directly to the liability for deposit-type contracts.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The change in reserves for modified coinsurance contracts is recorded on the reserve adjustments on reinsurance ceded line in the statements of operations.
Securities Lending
At December 31, 2025, the Company has loaned $111.4 million and $14.2 million (fair value) in the general and separate accounts, respectively, of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Mitsubishi UFJ Trust and Banking Corporation. At December 31, 2024, the Company had loaned $129.4 million and $24.1 million (fair value) in the general and separate accounts, respectively. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2025 and 2024, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet, with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is managed either by an affiliated agent of the Company or by Mitsubishi UFJ Trust and Banking Corporation, an unaffiliated agent. Collateral managed by an affiliated agent is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable balance sheet amount because the funds are available for the general use of the Company.
At December 31, 2025 and 2024, the fair value of the total collateral in the general account was $113.5 million and $131.8 million, respectively, all of which was managed by an affiliated agent. The fair value of the total collateral in the separate account was $14.9 million and $24.9 million at December 31, 2025 and 2024, respectively, all of which was managed by an affiliated agent. At December 31, 2025, the collateral for all securities on loan could be requested to be returned on demand by the borrower.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The aggregate collateral broken out by maturity date is as follows at December 31, 2025:

	Amortized Cost	Fair Value
	(In Thousands)

Open	$—	$—
30 days or less	27,158	27,159
31 to 60 days	681	681
61 to 90 days	1,267	1,267
91 to 120 days	7,344	7,345
121 to 180 days	8,456	8,458
181 to 365 days	25,321	25,346
1 to 2 years	8,143	8,160
2 to 3 years	6,000	6,000
Greater than 3 years	29,049	29,049
Total collateral	$113,419	$113,465
At December 31, 2025, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $114.0 million and $14.9 million in the general and separate accounts, respectively, in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Accounts
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for nonguaranteed variable annuity contracts and guaranteed market value adjusted annuity contracts. Assets held in the separate account supporting variable annuities are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. These separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy-related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Federal Income Taxes
Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax-sharing agreement. The benefits from losses of subsidiaries and affiliates, which are utilized in the consolidated return, will be retained by the subsidiaries and affiliates under the tax-sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. Western and Southern will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company recognizes accrued interest and penalties related to tax contingencies in Current federal income taxes recoverable or payable and Federal income tax expense (benefit), excluding tax on capital gains on the balance sheets and statements of operations, respectively.
Accounting Changes
Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 26, Bonds, and SSAP No. 43, Asset Backed-Securities, to reflect accounting and reporting guidance under the Principles Based Bond Definition (PBBD) for qualified investments. As a result of these adoptions, investments qualified as issuer credit obligations are reported under SSAP No. 26; investments qualified as asset-backed securities are reported under SSAP No. 43.
Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets, to reflect accounting and reporting guidance for investments that do not meet the requirements of PBBD, and for residual tranches or interests/loss positions. The aggregate book adjusted carrying value for all securities reclassified from debt securities to other invested assets was $40.9 million. The measurement basis for the transferred securities did not change. There is no change to the Company's net income or capital and surplus.
Effective January 1, 2024, the Company determined that its reserves related to single premium immediate annuities and supplemental contracts were understated due to an error in assignment of mortality tables. The Company has recorded a reserve correction in the amount of $3.0 million as an increase directly to surplus in the line Prior year reserve correction in the Statement of Changes in Capital and Surplus.
In 2023, the Statutory Accounting Principles Working Group issued INT 23-01 Net Negative (Disallowed) Interest Maintenance Reserve that allows for admission of IMR in a net asset position, which was previously non-admitted, if certain criteria are met. The amount allowed to be admitted is limited to 10% of an entity's adjusted capital and surplus. Having adopted this interpretation, the Company admitted $12.9 million of general account IMR assets and $6.4 million of separate account IMR assets as of December 31, 2023.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 20, 2026.

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized in the following tables. The tables pertaining to 2025 include revisions to bond categorization, reflecting the principles-based bond definition that was implemented as of January 1, 2025:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2025:
Issuer credit obligations
U.S. government obligations, exempt from RBC	$43,505	$70	$(329)	$43,246
Non-US sovereign jurisdiction securities	25,940	16	(5,687)	20,269
Municipal bonds - general obligations (direct and guaranteed)	5,160	—	(47)	5,113
Municipal bonds - special revenue	79,783	1,139	(5,195)	75,727
Corporate bonds	2,554,914	51,286	(106,832)	2,499,368
Single entity backed obligations	58,380	115	(1,550)	56,945
Mortgage loans that qualify as SVO - identified credit tenant loans	19	—	—	19
Subtotal issuer credit obligations	$2,767,701	$52,626	$(119,640)	$2,700,687
Asset backed securities
Agency residential mortgage-backed securities - guaranteed (exempt from RBC)	$9	$—	$—	$9
Agency commercial mortgage-backed securities - guaranteed (exempt from RBC)	9,155	940	(1,539)	8,556
Agency residential mortgage-backed securities - not/partially guaranteed (not exempt from RBC)	59,599	279	(6,056)	53,822

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Agency commercial mortgage-backed securities - not/partially guaranteed (not exempt from RBC)	7,707	134	(506)	7,335
Non-agency residential mortgage-backed securities	229,854	1,658	(15,334)	216,178
Non-agency commercial mortgage-backed securities	263,588	1,190	(10,540)	254,238
Non-agency - CLOs/CBOs/CDOs	153,389	172	(249)	153,312
Other financial asset-backed securities - self liquidating	131,426	3,417	(4,381)	130,462
Other non-financial asset-backed securities - practical expedient	1,149	4	(1)	1,152
Lease-backed securities - full analysis	26,703	400	(392)	26,711
Other non-financial asset-backed securities - full analysis	151,379	1,735	(3,772)	149,342
Subtotal asset backed securities	$1,033,958	$9,929	$(42,770)	$1,001,117

Total debt securities	$3,801,659	$62,555	$(162,410)	$3,701,804

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$50,104	$2	$(1,298)	$48,808
Debt securities issued by states of the U.S. and political subdivisions of the states	10,995	—	(108)	10,887
Non-U.S. government securities	34,852	126	(8,229)	26,749
Corporate securities	2,576,412	24,621	(167,850)	2,433,183
Commercial mortgage-backed securities	406,730	2,850	(25,041)	384,539
Residential mortgage-backed securities	303,183	3,279	(29,257)	277,205
Asset-backed securities	831,446	7,708	(29,739)	809,415
Total	$4,213,722	$38,586	$(261,522)	$3,990,786
At December 31, 2025 and 2024, the Company held unrated or below-investment-grade debt securities with a book/adjusted carrying value of $200.9 million and $255.2 million, respectively, with an aggregate fair value of $193.5 million and $232.4 million, respectively. As of December 31, 2025 and 2024, such holdings amount to 5.3% and 6.1%, respectively, of the Company’s investments in debt securities and 2.4% and 3.0%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Unrealized gains and losses on investments in unaffiliated common stocks and common stock of subsidiary are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2025:
Preferred stocks	$42,674	$709	$(529)	$42,854

Common stocks, unaffiliated	$451,518	$248,015	$(5,783)	$693,750
Common stocks, subsidiary	228,982	332,270	—	561,252
	$680,500	$580,285	$(5,783)	$1,255,002

At December 31, 2024:
Preferred stocks	$44,250	$448	$(291)	$44,407

Common stocks, unaffiliated	$434,016	$214,383	$(8,505)	$639,894
Common stocks, mutual funds	125	104	—	229
Common stocks, subsidiary	228,982	211,038	—	440,020
	$663,123	$425,525	$(8,505)	$1,080,143
The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months

	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2025:
Issuer credit obligations	$(2,389)	$135,563	$(117,251)	$1,195,499
Asset backed securities	(366)	123,770	(42,404)	570,279
Total debt securities	$(2,755)	$259,333	$(159,655)	$1,765,778

Preferred stocks	$(529)	$10,962	$—	$—
Common stocks, unaffiliated	$(5,783)	$50,042	$—	$—

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months

	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(1,055)	$35,697	$(243)	$5,514
Debt securities issued by states of the U.S. and political subdivisions of the states	(11)	3,321	(97)	5,566
Non-U.S. government securities	(114)	1,893	(8,115)	24,192
Corporate securities	(14,140)	516,435	(153,710)	1,255,277
Commercial mortgage-backed securities(1)	(501)	14,537	(24,540)	319,291
Residential mortgage-backed securities(1)	(505)	24,918	(28,752)	202,635
Asset-backed securities(1)	(845)	33,913	(28,894)	373,717
Total debt securities	$(17,171)	$630,714	$(244,351)	$2,186,192

Preferred stocks	$(291)	$24,902	$—	$—
Common stocks, unaffiliated	$(8,505)	$59,002	$—	$—
(1)Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2025 and 2024, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities and residential mortgage-backed securities. The aggregated unrealized loss is approximately 7.5% and 8.5% of the carrying value of securities considered temporarily impaired at December 31, 2025 and 2024, respectively. At December 31, 2025, there were a total of 575 securities held that are considered temporarily impaired, 467 of which have been impaired for 12 months or longer. At December 31, 2024, there were a total of 790 securities held that are considered temporarily impaired, 569 of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $6.2 million, $8.6 million, and $16.7 million for the years ended December 31, 2025, 2024 and 2023, respectively.
The following is a list of each loan-backed security held at December 31, 2025, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2025, where the present value of

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/ Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2025:

173100-AR-9	$292	$141	$151	$141	$141	12/31/2025
38379U-VS-2	294	154	140	154	154	12/31/2025
Total	XXX	XXX	$291	XXX	XXX	XXX
The Company had no OTTI on loan-backed and structured securities for the year ended December 31, 2025, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2025, by contractual maturity, is as follows:

	Book/ Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$110,866	$110,501
After one through five	942,869	946,846
After five through ten	759,286	758,107
After ten	954,680	885,233
Mortgage-backed securities/asset-backed securities	1,033,958	1,001,117
Total	$3,801,659	$3,701,804
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
Proceeds from the sales of investments in debt securities during 2025, 2024 and 2023 were $465.2 million, $560.5 million, and $474.1 million; gross gains of $5.2 million, $5.3 million, and $2.4 million and gross losses of $12.8 million, $17.4 million, and $16.1 million were realized on those sales, respectively.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Proceeds from the sales of investments in equity securities during 2025, 2024 and 2023 were $135.3 million, $151.4 million, and $110.5 million; gross gains of $51.9 million, $42.4 million, and $23.5 million and gross losses of $2.3 million, $3.6 million, and $8.0 million were realized on those sales, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2025	2024	2023
	(In Thousands)

Realized capital gains (losses)	$30,542	$19,333	$(20,640)
Less amount transferred to IMR (net of related taxes (benefits) of $(1,441) in 2025, $(2,180) in 2024, and $(3,036) in 2023)	(5,422)	(8,203)	(11,423)
Less federal income tax expense (benefit) on realized capital gains (losses)	5,712	4,238	(862)
Net realized capital gains (losses)	$30,252	$23,298	$(8,355)
Net investment income was generated from the following for the years ended December 31:

	2025	2024	2023
	(In Thousands)

Debt securities	$193,294	$212,438	$226,506
Equity securities	19,015	67,952	20,185
Mortgage loans	48,218	42,609	42,420
Policy loans	4,624	5,184	5,281
Cash, cash equivalents and short-term investments	2,331	4,979	3,063
Other invested assets	15,762	11,972	10,963
Derivatives	39,720	8,725	3,101
Other	(1,367)	(630)	(604)
Gross investment income	321,597	353,229	310,915
Investment expenses	4,159	4,552	4,612
Net investment income	$317,438	$348,677	$306,303
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2025, 39.5% of such mortgages, or $376.2 million, involved properties located in Texas, Florida, and Ohio. Such investments consist primarily of first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $44.0 million. During 2025, the respective minimum and maximum lending rates for mortgage loans issued were 6.17% and 6.17%. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2025, the Company did not reduce interest rates on any outstanding mortgages.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Derivative Instruments
The Company invests in derivatives as risk management for its equity indexed products. The exposure to credit risk on its interest rate floors and option positions is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). To limit exposure associated with counterparty nonperformance on its option positions, the Company limits its exposure to individual counterparties to 2% of admitted assets.
Pursuant to the adoption of OAC 3901-1-67 (discussed in Note 1, Basis of Presentation), the Company changed the reporting for product hedging derivatives by electing to record changes in, and settlement of, eligible derivatives through net investment income; previously, the Company had recorded changes in, and settlement of, eligible derivatives through unrealized gains/losses and realized gains/losses, respectively.
The Company markets equity indexed annuities. The risk associated with these products is that the ultimate benefit paid could be higher than the return earned from the underlying assets. The Company utilizes custom and exchange-traded call options to economically hedge the S&P 500 index and other indices exposure embedded in these products with a net notional amount of $719.4 million and $910.4 million at December 31, 2025 and 2024, respectively. The Company purchases and writes call options to correlate with changes in the annuity features due to movements in the S&P 500 index and other indices. At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The Company retains basis risk and risk associated with actual versus expected assumptions for mortality and lapse rates. The Company does not apply hedge accounting treatment to these call options. The Company recognizes changes in the fair value of these call options and the related gains/losses from terminations, maturities or expirations through net investment income. The amount recognized in net investment income was $39.7 million, $8.7 million, and $3.1 million for the years ended December 31, 2025, 2024, and 2023, respectively.
The Company has entered into a collateral agreement with the counterparty whereby under certain conditions the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the option and the agreed upon thresholds that are based on the credit rating of the counterparty. Inversely, if the net fair value of the option is negative, then the Company may be required to post assets using similar thresholds. At December 31, 2025 and 2024, $60.3 million and $36.0 million, respectively, of cash collateral had been posted to the Company.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The Company markets variable annuities with guaranteed living withdrawal benefits. The risk associated with these products is that unfavorable fund performance coupled with withdrawals and contract fees could deplete the contract holder’s account value, at which point the remaining guaranteed withdrawals would be satisfied by the Company’s general account assets. The Company utilizes short futures to dynamically hedge changes in liability related to the S&P 500 index and other indices exposure embedded in these products. The Company enters into 90-day short futures contracts to correlate with changes in the liability value due to movements in the S&P 500 index and other indices. These futures contracts are entered into with minimal transaction costs, and changes in the value of the underlying indexes will result in increases or decreases in the value of the short futures contracts in the same direction as the changes in the liability. The Company retains basis risk, risk associated with actual versus expected assumptions for mortality and lapse rates, as well as risk of changes in the liability value due to interest rate volatility and equity volatility. The net gain (loss) recognized in net income within realized gains and losses during the reporting period related to the futures was $(3.9) million, $(4.4) million, and $(4.2) million for the years ended December 31, 2025, 2024, and 2023, respectively.
Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2025	2024
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$108,858	$78,388
Gross amounts offset	—	—
Net amount of assets	$108,858	$78,388

Derivative liabilities:
Gross amount of recognized liabilities	$(37,591)	$(30,561)
Gross amounts offset	—	—
Net amount of liabilities	$(37,591)	$(30,561)
3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include call options, preferred stock, debt securities that do not qualify as bonds, NAIC 6 rated corporate bonds, and initially rated NAIC 6 residential mortgage-backed securities, including those which are part of the Company's separate account assets. The Company determined fair value through the use of third-party pricing services utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities include certain call options. The fair values of these instruments are determined through the use of valuation models that utilize significant unobservable inputs. Also included in Level 3 assets are common stocks being priced by broker quotes.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Common stock utilizing NAV consists of an investment in a business development corporation as defined by the Investment Company Act of 1940. The investment can be sold or transferred with prior consent from the corporation. The NAV for this investment is $29.68. The Company does not intend to sell any investments utilizing NAV.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of preferred stock included in Level 3 has been determined by discounting the expected cash flows using current market-consistent rates applicable to the yield. The fair value of common stock included in Level 3 has been determined by broker quotes.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Derivative Instruments
The fair values of free-standing derivative positions, primarily call options, are determined through the use of third-party pricing services utilizing market observable inputs or valuation models incorporating significant unobservable inputs, including projected cash flows, applicable swap curves and implied volatilities. Derivatives included in Level 1 represent the cash deposits with brokers relating to futures. The fair value is based upon the stated amount.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Other Invested Assets
Other invested assets primarily include surplus debentures and debt securities that do not qualify as a bond for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts primarily include debt securities, equity securities, mutual funds, surplus notes, stock warrants, and mortgage loans. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities and Fixed-Indexed Annuity Contracts
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
The fair value of liabilities for fixed indexed annuities is based on embedded derivatives that have been bifurcated from the host contract. The fair value of embedded derivatives is calculated based on actuarial and capital market assumptions reflecting the projected cash flows over the life of the contract and incorporating expected policyholder behavior. The host is adjusted for acquisition costs with revised accretion rates.
Cash Collateral Payable
The payable represents the obligation to return cash collateral the Company has received relating to derivative instruments. The fair value is based upon the stated amount.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.
Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2025
Assets:
Bonds, issuer credit obligations	$137	$—	$137	$—	$—
Bonds, asset-backed securities	380	—	380	—	—
Common stocks, unaffiliated	663,776	646,798	—	185	16,793
Preferred stock	42,854	—	42,854	—	—
Other invested assets, debt securities that do not qualify as bonds	21,626	—	21,626	—	—
Derivative assets	108,858	2,230	56,183	50,445	—
Separate account assets*	762,424	755,097	7,327	—	—
Total assets	$1,600,055	$1,404,125	$128,507	$50,630	$16,793

Liabilities:
Derivative liabilities	$(37,591)	$—	$(37,591)	$—	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2024
Assets:
Bonds, industrial & misc.	$1,530	$—	$1,530	$—	$—
Residential mortgage-backed securities	956	—	956	—	—
Common stocks, unaffiliated	604,829	588,030	—	—	16,799
Common stocks, mutual funds	229	229	—	—	—
Preferred stock	44,407	—	44,407	—	—
Derivative assets	78,388	2,149	45,203	31,036	—
Separate account assets*	774,488	774,115	373	—	—
Total assets	$1,504,827	$1,364,523	$92,469	$31,036	$16,799

Liabilities:
Derivative liabilities	$(30,561)	$—	$(30,561)	$—	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2025, is as follows:

	Beginning Asset/(Liability) as of January 1, 2025	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2025
		Net Income	Surplus
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$185	$—	$—	$185
Derivative assets	31,036	29,408	—	(9,999)	—	—	50,445
Total assets	$31,036	$29,408	$—	$(9,814)	$—	$—	$50,630

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2025, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$185	$—	$—	$—	$185
Derivative assets	12,903	—	—	(22,902)	(9,999)
Total assets	$13,088	$—	$—	$(22,902)	$(9,814)
The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, is as follows:

	Beginning Asset/(Liability) as of January 1, 2024	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2024
		Net Income	Surplus
	(In Thousands)
Assets:
Derivative assets	$29,485	$3,849	$—	$(2,298)	$—	$—	$31,036

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Derivative assets	$16,835	$—	$—	$(19,133)	$(2,298)
The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at (in thousands):

December 31, 2025
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$50,445	Black-Scholes-Merton Model Monte Carlo Model	Implied Volatility	6.0% - 34.1%

December 31, 2024
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$31,036	Black-Scholes-Merton Model Monte Carlo Model	Implied Volatility	6.1% - 36.3%
In isolation, significant increases (decreases) in the implied volatility would typically result in a significantly higher (lower) fair value measurement for Level 3 derivative assets and Level 3 derivative liabilities.
The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2025 and 2024.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2025
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds:
Issuer credit obligations	$2,767,701	$2,700,687	$36,552	$2,660,670	$3,465	$—
Asset-backed securities	1,033,958	1,001,117	—	999,544	1,573	—
Common stock:
Unaffiliated**	693,750	693,750	676,772	—	185	16,793
Preferred stock	42,854	42,854	—	42,854	—	—
Mortgage loans	952,956	957,294	—	—	957,294	—
Cash, cash equivalents and short-term investments	73,930	73,940	73,940	—	—	—
Other invested assets:
Surplus notes	23,081	22,972	—	22,972	—	—
Debt securities that do not qualify as bonds	30,999	31,010	—	31,010	—	—
Derivative assets	108,858	108,858	2,230	56,183	50,445	—
Separate account assets	1,546,742	1,545,213	755,157	781,737	8,319	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(1,140,390)	$(1,118,026)	$—	$—	$(1,118,026)	$—
Fixed-indexed annuity contracts	(1,489,635)	(1,415,642)	—	—	(1,415,642)	—
Derivative liabilities	(37,591)	(37,591)	—	(37,591)	—	—
Cash collateral payable	(60,330)	(60,330)	—	(60,330)	—	—
Separate account liabilities*	(781,404)	(751,993)	—	—	(751,993)	—
Securities lending liability	(113,977)	(113,977)	—	(113,977)	—	—

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	December 31, 2024
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$4,213,722	$3,990,786	$41,809	$3,922,367	$26,610	$—
Common stock:
Unaffiliated**	639,894	639,894	623,095	—	—	16,799
Mutual funds	229	229	229	—	—	—
Preferred stock	44,407	44,407	—	44,407	—	—
Mortgage loans	979,563	951,785	—	—	951,785	—
Cash, cash equivalents and short-term investments	20,866	20,859	20,859	—	—	—
Other invested assets, surplus notes	19,927	19,465	—	19,465	—	—
Securities lending reinvested collateral assets	—	—	—	—	—	—
Derivative assets	78,388	78,388	2,149	45,203	31,036	—
Separate account assets	1,595,230	1,572,811	774,063	759,647	39,101	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(1,209,816)	$(1,176,231)	$—	$—	$(1,176,231)	$—
Fixed-indexed annuity contracts	(1,606,026)	(1,517,008)	—	—	(1,517,008)	—
Derivative liabilities	(30,561)	(30,561)	—	(30,561)	—	—
Cash collateral payable	(36,040)	(36,040)	—	(36,040)	—	—
Separate account liabilities*	(837,803)	(820,226)	—	—	(820,226)	—
Securities lending liability	(132,551)	(132,551)	—	(132,551)	—	—

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.
4. Related-Party Transactions
At December 31, 2025 and 2024, the Company had $333.1 million and $222.5 million, respectively, invested in various private debt funds managed by Fort Washington.
In 2025, the Company purchased $79.1 million of fixed income securities managed by Fort Washington.
In November 2025, the Company paid a $100.0 million ordinary dividend to Western and Southern. The dividend was in the form of cash.
In October 2024, the Company paid a $200.0 million dividend to Western and Southern. Of the total dividend paid, $7.7 million was ordinary and $192.3 million was extraordinary. The dividend was in the form of $160.3 million in cash and $39.7 million in equity securities.
In June 2024, the Company received a $47.0 million ordinary dividend from National. The dividend was in the form of cash.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

In December 2023, the Company paid a $125.0 million ordinary dividend to Western and Southern. The dividend was in the form of $75.0 million and $50.0 million in cash and equity securities, respectively.
The Company had $0.3 million and $0.7 million receivable from parent, subsidiaries and affiliates as of December 31, 2025 and 2024, respectively. The Company had $3.5 million and $0.2 million payable to parent, subsidiaries and affiliates as of December 31, 2025 and 2024, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
Western and Southern guarantees the payment of the Company’s policyholder obligations. In the unlikely event the guarantee would be triggered, Western and Southern may be permitted to take control of the Company’s assets to recover all or a portion of the amounts paid under the guarantee.
5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2025	2024	2023
	(In Thousands)

Direct premiums	$298,916	$291,543	$436,835
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	77	80	78
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(8,948)	(6,755)	(6,980)
Net premiums	$290,045	$284,868	$429,933

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2025	2024	2023
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	7,296	5,136	5,674
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	—	—	488
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	1,922	1,249	1,364
In 2025, 2024 and 2023, the Company did not commute any ceded reinsurance.
At December 31, 2025, the Company has no reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. At December 31, 2025, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
The Company has certain reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement under certain conditions. In addition, these reinsurance agreements reinsure contracts that had existing reserves as of the effective date of the agreements. There are no reinsurance credits associated with these agreements. There would be a reduction in surplus of $9.9 million if these reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company is included in the consolidated federal income tax return of Western and Southern. The Company had a receivable (payable) from (to) Western and Southern in the amount of $(9.0) million and $10.9 million at December 31, 2025 and 2024, respectively.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2025
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$60,750	$13,006	$73,756
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	60,750	13,006	73,756
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	60,750	13,006	73,756
(f)	Deferred tax liabilities	9,015	52,801	61,816
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$51,735	$(39,795)	$11,940

		12/31/2024
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$54,965	$10,321	$65,286
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	54,965	10,321	65,286
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	54,965	10,321	65,286
(f)	Deferred tax liabilities	11,917	46,196	58,113
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$43,048	$(35,875)	$7,173

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$5,785	$2,685	$8,470
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	5,785	2,685	8,470
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	5,785	2,685	8,470
(f)	Deferred tax liabilities	(2,902)	6,605	3,703
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$8,687	$(3,920)	$4,767

		12/31/2025
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$11,918	$11,918
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	18,940	—	18,940
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	18,940	—	18,940
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	210,003
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	41,810	1,088	42,898
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$60,750	$13,006	$73,756

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		12/31/2024
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total
(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$10,319	$10,319
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	14,483	—	14,483
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	14,483	—	14,483
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	191,831
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	40,482	2	40,484
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$54,965	$10,321	$65,286

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss	$—	$1,599	$1,599
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	4,457	—	4,457
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	4,457	—	4,457
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	18,172
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	1,328	1,086	2,414
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$5,785	$2,685	$8,470

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		2025	2024

(a)	Ratio percentage used to determine recovery period and threshold limitation amount	866%	848%

		12/31/2025
		(1)	(2)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$60,750	$13,006
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	16.16%
(c)	Net admitted adjusted gross DTAs amount	$60,750	$13,006
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	16.16%

		12/31/2024
		(3)	(4)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$54,965	$10,321
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	15.81%
(c)	Net admitted adjusted gross DTAs amount	$54,965	$10,321
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	15.81%

		Change
		(5)	(6)
		(Col 1-3)	(Col 2-4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$5,785	$2,685
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	0.35%
(c)	Net admitted adjusted gross DTAs amount	$5,785	$2,685
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	0.35%
The Company’s tax planning strategies do not include the use of reinsurance.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Current income taxes incurred consist of the following major components:

			12/31/2025	12/31/2024	12/31/2023
(1)	Current income tax		(In Thousands)
	(a)	Federal	$23,763	$10,783	$12,736
	(b)	Foreign	1	—	—
	(c)	Subtotal	23,764	10,783	12,736
	(d)	Federal income tax on net capital gains	5,712	4,238	(862)
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$29,476	$15,021	$11,874

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2025	12/31/2024	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	53,179	47,023	6,156
		(4) Investments	12	12	—
		(5) Deferred acquisition costs	6,859	6,697	162
		(6) Policyholder dividends accrual	—	—	—
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	22	23	(1)
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	9	125	(116)
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	669	1,085	(416)
		(99) Subtotal	60,750	54,965	5,785
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	60,750	54,965	5,785
	(e)	Capital
		(1) Investments	13,006	10,321	2,685
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	13,006	10,321	2,685
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	13,006	10,321	2,685
	(i)	Admitted deferred tax assets (2d + 2h)	$73,756	$65,286	$8,470

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2025	12/31/2024	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$8,368	$7,302	$1,066
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	—	—	—
		(4) Policyholder reserves	647	4,615	(3,968)
		(5) Other	—	—	—
		(99) Subtotal	9,015	11,917	(2,902)
	(b)	Capital
		(1) Investments	52,801	46,196	6,605
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	52,801	46,196	6,605
	(c)	Deferred tax liabilities (3a99 + 3b99)	$61,816	$58,113	$3,703

(4)	Net deferred tax assets/liabilities (2i - 3c)		$11,940	$7,173	$4,767

Among the more significant book-to-tax adjustments were the following:

	12/31/2025	Effective Tax Rate	12/31/2024	Effective Tax Rate	12/31/2023	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)
Provision computed at statutory rate	17,610	21.00%	$27,514	21.00%	$8,376	21.00%
Dividends received deduction	(1,705)	(2.03)	(1,425)	(1.08)	(1,651)	(4.14)
Tax credits	—	—	(35)	(0.03)	—	—
Other invested assets and nonadmitted change	116	0.14	—	—	—	—
Affiliated income	—	—	(9,870)	(7.53)	—	—
Return to provision	(4,274)	(5.10)	(2,507)	(1.91)	—	—
Other*	(152)	(0.18)	(1,498)	(1.15)	(1,668)	(4.18)
Total statutory income taxes	$11,595	13.83%	$12,179	9.30%	$5,057	12.68%

Federal and foreign taxes incurred	$29,476	35.15%	$15,021	11.47%	$11,874	29.77%
Change in net deferred income taxes	(17,881)	(21.32)	(2,842)	(2.17)	(6,817)	(17.09)
Total statutory income taxes	$11,595	13.83%	$12,179	9.30%	$5,057	12.68%
*2023 includes return to provision adjustments
At December 31, 2025, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the Company had $0.0 million of deferred tax liabilities that are not recognized.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2025, in the event of future capital losses is $6.7 million, $5.9 million, and $0.2 million from 2025, 2024 and 2023, respectively.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

There were no deposits admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2025 and 2024.
The Company has no unrecognized tax liability as of December 31, 2025 and 2024.
The Company has no tax contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.
The Company had no accrued interest or penalties related to tax contingencies as of and for the years ended December 31, 2025, 2024 and 2023.
The tax years 2014 through 2017 and 2022 through 2025 remain subject to examination by major tax jurisdictions.
The Inflation Reduction Act was enacted on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and is not liable for the CAMT.
The One Big Beautiful Bill Act (OBBBA) was signed into law on July 4, 2025, which includes changes to the Internal Revenue Code. The OBBBA did not have a significant impact on the Company's financial statements.
7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2025 and 2024, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $139.9 million by the end of 2026 without seeking prior regulatory approval based on capital and surplus of $1,398.6 million at December 31, 2025.
8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

At December 31, 2025, the Company does not have any material lease agreements for office space or equipment.
At December 31, 2025, the Company has future commitments to provide additional capital contributions of $67.1 million to investments in joint ventures, limited partnerships and limited liability companies. Additionally, the Company has commitments to fund $0.5 million of commercial mortgage loans.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities

At December 31, 2025, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$112	$558,376	$—	$558,488	9.9%
At book value less current surrender charge of 5% or more	714,457	3,241	—	717,698	12.8
At fair value	—	—	724,363	724,363	12.9
Total with adjustment or at fair value	714,569	561,617	724,363	2,000,549	35.6
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	1,064,861	219,345	—	1,284,206	22.8
Not subject to discretionary withdrawal	2,341,751	—	—	2,341,751	41.6
Total individual annuity reserves (before reinsurance)	4,121,181	780,962	724,363	5,626,506	100.0%
Reinsurance ceded	—	—	—	—
Net individual annuity reserves	$4,121,181	$780,962	$724,363	$5,626,506
Amount subject to greater than a 5% surrender charge that will be subject to minimal or no surrender charge after the statement date	$132,119	$151	$—	$132,270

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$1,728	$—	$—	$1,728	100.0%
Not subject to discretionary withdrawal	—	—	—	—	—
Total group annuity reserves (before reinsurance)	1,728	—	—	1,728	100.0%
Reinsurance ceded	—	—	—	—
Net group annuity reserves	$1,728	$—	$—	$1,728

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
At fair value	—	—	13,274	13,274	1.5
Total with adjustment or at fair value	—	—	13,274	13,274	1.5
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$23,284		$—	$23,284	2.7%
Not subject to discretionary withdrawal	822,800	—	—	822,800	95.8
Total deposit-type contract liability (before reinsurance)	846,084	—	13,274	859,358	100.0%
Reinsurance ceded	—	—	—	—
Total deposit-type contract liability	$846,084	$—	$13,274	$859,358
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

At December 31, 2025, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	157,339	157,339	157,925	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,367	2,367	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	2,396	2,396	2,396	8,461	8,461	8,461
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	—	XXX	XXX	—
Disability - disabled lives	XXX	XXX	—	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	159,735	162,102	162,688	8,461	8,461	8,461
Reinsurance Ceded	—	—	—	—	—	—
Net life reserves	$159,735	$162,102	$162,688	$8,461	$8,461	$8,461
Federal Home Loan Bank
The Company is a member of the FHLB of Cincinnati. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to increase profitability. The Company has determined the actual/estimated maximum borrowing capacity as $809.6 million. The Company calculated this amount after a review of its pledgeable assets (both pledged and unpledged) and after applying the respective FHLB borrowing haircuts. Based on this borrowing capacity, the Company has $307.2 million in short-term unused commitments at December 31, 2025.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

FHLB Capital Stock – General Account:

	December 31
	2025	2024
	(In Thousands)
Membership stock - Class A (not eligible for redemption)	$6,899	$7,246
Membership stock - Class B	—	—
Activity stock	22,612	25,181
Excess stock	463	2,638
Aggregate total	$29,974	$35,065
Actual or estimated borrowing capacity as determined by the insurer	$809,637	$850,000
Collateral Pledged to FHLB – General Account:

	2025				2024
	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral
	(In Thousands)
Total as of reporting date	$1,076,338	$1,087,386	$502,479	XXX	$1,061,647	$1,108,729	$559,579	XXX
Maximum during reporting period	1,157,973	1,202,094	XXX	564,979	1,155,284	1,228,608	XXX	540,305
Borrowing from FHLB - General Account:

	2025			2024
	At Reporting Date	Reserves Established at Reporting Date	Maximum Amount During Period	At Reporting Date	Reserves Established at Reporting Date
	(In Thousands)
Funding agreements	$502,479	$501,729	$570,962	$559,579	$559,252
Debt	—	XXX	—	—	XXX
Aggregate total	$502,479	$501,729	$570,962	$559,579	$559,252
The Company does not have any prepayment obligations under these FHLB borrowing arrangements.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

10. Separate Accounts
The Company’s guaranteed separate account consists of non-indexed, guaranteed rate options that include market value adjustments and systematic transfer options. The guaranteed rate options are sold in fixed annuity products and as investment options within the Company’s variable annuity products. The guaranteed rate options and systematic transfer options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity products offered provide a death benefit equal to the account value, with one product offering an optional death benefit ranging from 25% to 40% of the gain in the contract. The fixed investment options offered within the Company’s variable annuity products provide the death benefits listed below for variable annuities.
The Company’s nonguaranteed separate accounts consist primarily of subaccounts available through variable annuities and variable universal life insurance. The net investment experience of each subaccount is credited directly to the policyholder and can be positive or negative. The variable annuities include guaranteed minimum death benefits that vary by product and include optional death benefits available on some products. The death benefits offered by the Company include the following: account value, return of premium paid, a death benefit that is adjusted after seven years to the current account value, a death benefit that is adjusted annually to the current account value, and an additional death benefit ranging from 25% to 40% of the gain in the contract. Some variable annuities also provide living benefits, which include guaranteed accumulation amounts on a date certain, guaranteed minimum withdrawal amounts and guaranteed minimum lifetime withdrawal amounts. The death benefit under the variable universal life insurance policies may vary with the investment performance of the underlying investments in the separate accounts.
To compensate the general account for risk taken, the separate accounts paid risk charges of $3.7 million, $4.7 million, $4.3 million, $3.8 million and $4.4 million in 2025, 2024, 2023, 2021 and 2020, respectively. The Company’s general account paid $0.5 million, $0.2 million, $0.3 million, $0.3 million and $0.3 million towards separate account guarantees in 2025, 2024, 2023, 2021, and 2020, respectively.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2025, is as follows:

	Separate Accounts With Guarantees
	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
	(In Thousands)

Premiums, considerations or deposits	$46,383	$28	$21,783	$68,194

Reserves for separate accounts with assets at:
Fair value	$—	$—	$746,098	$746,098
Amortized cost	780,157	805	—	780,962
Total reserves	$780,157	$805	$746,098	$1,527,060

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$558,376	$—	$—	$558,376
At book value without fair value adjustment and with current surrender charge of 5% or more	2,644	597	—	3,241
At fair value	—	—	746,098	746,098
At book value without fair value adjustment and with current surrender charge of less than 5%	219,137	208	—	219,345
Subtotal	780,157	805	746,098	1,527,060
Not subject to discretionary withdrawal	—	—	—	—
Total separate accounts reserves	$780,157	$805	$746,098	$1,527,060

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2025, is presented below:

2025
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$61,336
Transfers from separate accounts	262,111
Net transfers to (from) separate accounts	(200,775)

Reconciling adjustments:
Policy deductions and other expenses	500
Change in surplus in separate accounts	(2,604)
Other account adjustments	1,601
Transfers as reported in the Summary of Operations of the Company	$(201,278)

Supplementary Information

Ernst & Young LLP 1900 Scripps Center 312 Walnut Street Cincinnati, OH 45202	Tel: +1 513 612 1400 Fax: +1 513 612 1730 ey.com
Placeholder EY Opinion

Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Investment income earned:
U.S. Government debt securities	$2,685
Other debt securities (unaffiliated)	190,609
Debt securities of affiliates	—
Preferred stocks (unaffiliated)	2,587
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	16,428
Common stocks of affiliates	—
Mortgage loans	48,218
Real estate	—
Premium notes, policy loans and liens	4,624
Cash on hand and on deposit	2,162
Short-term investments	169
Other invested assets	15,762
Derivative instruments	39,720
Aggregate write-ins for investment income	(1,367)
Gross investment income	$321,597

Real estate owned (book value less encumbrances)	$—

Mortgage loans (book value):
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	952,956
Mezzanine real estate loan	—
Total mortgage loans	$952,956

Mortgage loans by standing (book value):
Good standing	$952,956
Good standing with restructured terms	$—
Interest overdue more than 90 days, not in foreclosure	$—
Foreclosure in process	$—

Other long-term assets (statement value)	$543,016
Collateral loans	$—
Debt securities and stocks of parents, subsidiaries and affiliates (book value):
Debt securities	$—
Preferred stocks	$—
Common stocks	$561,252

Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Debt securities and short-term investments by NAIC designation and maturity:
Debt securities by maturity (statement value):
Due within one year or less	$470,826
Over 1 year through 5 years	1,383,319
Over 5 years through 10 years	947,407
Over 10 years through 20 years	709,228
Over 20 years	316,355
No maturity date	—
Total by maturity	$3,827,135

Debt securities and short-term investments by NAIC designation (statement value):
NAIC 1	$1,988,848
NAIC 2	1,637,400
NAIC 3	148,481
NAIC 4	39,621
NAIC 5	11,708
NAIC 6	1,077
Total by NAIC designation	$3,827,135
Total debt securities publicly traded	$2,014,381
Total debt securities privately placed	$1,812,754

Preferred stocks (statement value)	$42,854
Common stocks (market value)	$1,255,002
Short-term investments (book value)	$—
Securities lending reinvested collateral assets (book value)	$—
Options, caps and floors owned (statement value)	$106,628
Options, caps and floors written and in-force (statement value)	$(37,591)
Collar, swap and forward agreements open (statement value)	$—
Futures contracts open (current value)	$2,230
Cash on deposit (book overdraft)	$(10,866)

Life insurance in-force:
Industrial	$—
Ordinary	$227,986
Credit life	$—
Group life	$1,301

Amount of accidental death insurance in-force under ordinary policies	$—

Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Life insurance policies with disability provisions in-force:
Industrial	$—
Ordinary	$689
Credit life	$—
Group life	$—

Supplementary contracts in-force:
Ordinary – not involving life contingencies:
Amount on deposit	$—
Amount of income payable	$10,168
Ordinary – involving life contingencies:
Amount of income payable	$9,711
Group – not involving life contingencies:
Amount on deposit	$—
Amount of income payable	$—
Group – involving life contingencies:
Amount of income payable	$—

Annuities:
Ordinary:
Immediate – amount of income payable	$263,197
Deferred – fully paid – account balance	$3,270,472
Deferred – not fully paid – account balance	$—
Group:
Amount of income payable	$—
Fully paid – account balance	$1,728
Not fully paid – account balance	$—

Accident and health insurance – premiums in-force:
Ordinary	$—
Group	$—
Credit	$—

Deposit funds and dividend accumulations:
Deposit funds – account balance	$525,012
Dividend accumulations – account balance	$—

Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

Claim payments 2025:
Group accident and health:
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—
Other accident and health:
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—
Other coverages that use developmental methods to calculate claims reserves:
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—

Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH- SIS

Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025 (In Thousands)

PH-SIRI

Integrity Life Insurance Company
Note to Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2025

Basis of Presentation
The accompanying supplemental schedule presents selected statutory-basis financial data as of December 31, 2025, and for the year then ended, for purposes of complying with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company’s 2025 Statutory Annual Statement as filed with the Ohio Department of Insurance.
Reinsurance
The Company has not identified any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 that would require disclosure in the supplemental schedule to life and reinsurance disclosures as required under SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance.

STATUTORY-BASIS FINANCIAL STATEMENTS

The Western and Southern Life Insurance Company
Years Ended December 31, 2025, 2024 and 2023
With Report of Independent Auditors

The Western and Southern Life Insurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2025, 2024 and 2023

Report of Independent Auditors

The Board of Directors
The Western and Southern Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of The Western and Southern Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years ended December 31, 2025, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for the three years ended December 31, 2025, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for the three years ended December 31, 2025.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described
1

in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
2

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young, LLP
April 20, 2026

3

The Western and Southern Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2025	2024
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$2,915,499	$3,009,144
Preferred and common stocks	716,437	752,336
Investments in common stocks of subsidiaries	5,122,817	4,789,807
Mortgage loans	51,412	53,037
Policy loans	142,341	142,838
Real estate:
Properties held for the production of income	686	496
Properties occupied by the Company	26,756	23,040
Cash, cash equivalents and short-term investments	254,980	132,777
Receivable for securities	1,004	171
Other invested assets	2,735,024	2,540,163
Total cash and invested assets	11,966,956	11,443,809

Investment income due and accrued	41,052	40,604
Premiums deferred and uncollected	45,552	46,609
Current federal income taxes recoverable	109,029	111,876
Receivables from parent, subsidiaries and affiliates	49,899	28,010
Other admitted assets	20,665	18,739
Separate account assets	1,329,064	1,214,528
Total admitted assets	$13,562,217	$12,904,175

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,870,386	$2,853,065
Accident and health reserves	147,695	146,066
Liability for deposit-type contracts	157,480	165,116
Policy and contract claims	40,712	46,954
Dividends payable to policyholders	33,436	33,900
Premiums received in advance	3,168	3,275
Total policy and contract liabilities	3,252,877	3,248,376

General expense due and accrued	66,625	75,022
Net deferred income tax liability	29,562	16,065
Transfer to (from) separate accounts due and accrued, net	(18)	(6)
Asset valuation reserve	461,390	392,287
Interest maintenance reserve	35,700	40,607
Other liabilities	479,691	461,452
Liability for postretirement benefits other than pensions	73,621	77,255
Payable for securities lending	133,159	111,893
Separate account liabilities	1,329,064	1,214,528
Total liabilities	5,861,671	5,637,479

Capital and surplus:
Common stock, $1 par value, authorized 2,500 shares, issued and outstanding 2,500 shares	2,500	2,500
Surplus Notes	995,933	995,788
Paid-in surplus	802,103	802,103
Accumulated surplus	5,900,010	5,466,305
Total capital and surplus	7,700,546	7,266,696
Total liabilities and capital and surplus	$13,562,217	$12,904,175
See accompanying notes.
4

The Western and Southern Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2025	2024	2023
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$198,820	$199,298	$212,486
Net investment income	391,521	677,438	590,763
Considerations for supplementary contracts with life contingencies	84	—	—
Amortization of the interest maintenance reserve	6,805	6,408	6,812
Commissions and expenses on reinsurance ceded	1,112	1,081	1,075
Other revenues	1,183	121	336
Total premiums and other revenues	599,525	884,346	811,472

Benefits paid or provided:
Death benefits	128,012	127,921	129,169
Annuity benefits	52,364	48,616	117,163
Disability and accident and health benefits	10,517	10,603	11,899
Surrender benefits	51,592	52,143	46,428
Payments on supplementary contracts with life contingencies	160	195	202
Other benefits	2,500	2,215	3,489
Increase in policy reserves and other policyholders’ funds	24,152	28,004	42,911
Total benefits paid or provided	269,297	269,697	351,261

Insurance expenses and other deductions:
Commissions	18,408	15,691	16,784
General expenses	167,704	170,899	158,625
Net transfers to (from) separate account	(52,188)	(49,028)	(117,344)
Reserve adjustments on reinsurance assumed	(12)	(38)	(74)
Other deductions	40,823	37,805	42,720
Total insurance expenses and other deductions	174,735	175,329	100,711

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	155,493	439,320	359,500

Dividends to policyholders	39,942	42,300	41,140
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	115,551	397,020	318,360
Federal income tax expense (benefit), excluding tax on capital gains	(39,969)	(26,312)	(47,089)
Gain (loss) from operations before net realized capital gains (losses)	155,520	423,332	365,449
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	44,655	(22,098)	(16,061)
Net income (loss)	$200,175	$401,234	$349,388
See accompanying notes.
5

The Western and Southern Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	2025	2024	2023
	(In Thousands)

Balance, January 1	$7,266,696	$7,033,192	$6,901,065
Net income (loss)	200,175	401,234	349,388
Change in net deferred income tax	(2,442)	22,752	(11,576)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $4,251; $4,833; ($21,887), respectively)	355,749	2,319	(162,717)
Change in net unrealized foreign exchange capital gain (loss)	1,189	(851)	913
Change in surplus notes	145	144	145
Net change in nonadmitted assets and related items	(77,463)	(115,007)	(19,841)
Change in asset valuation reserve	(69,103)	(64,896)	42,615
Dividends to stockholder	—	(155,000)	(245,000)
Change in unrecognized post retirement benefit obligation	25,600	97,809	28,200
Capital contribution	—	45,000	150,000
Balance, December 31	$7,700,546	$7,266,696	$7,033,192
See accompanying notes.
6

The Western and Southern Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2025	2024	2023
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$200,596	$201,328	$213,828
Net investment income received	361,979	586,759	488,006
Benefits paid	(256,352)	(250,226)	(317,916)
Net transfers from (to) separate accounts	52,176	49,045	117,331
Commissions and expense paid	(189,673)	(167,432)	(169,178)
Dividends paid to policyholders	(40,406)	(39,587)	(43,947)
Federal income taxes recovered (paid)	37,048	12,654	(18,157)
Other, net	2,293	1,199	1,409
Net cash from (for) operations	167,661	393,740	271,376

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	448,634	484,012	179,708
Preferred and common stocks	313,575	219,933	325,142
Mortgage loans	1,625	1,579	1,182
Real estate	—	469	—
Other invested assets	629,157	499,058	392,898
Net gains (losses) on cash, cash equivalents and short-term investments	(162)	(40)	(34)
Miscellaneous proceeds	308	32,710	2,004
Net proceeds from investments sold, matured or repaid	1,393,137	1,237,721	900,900

Cost of investments acquired:
Debt securities	(374,872)	(698,555)	(124,749)
Preferred and common stocks	(215,133)	(159,990)	(379,334)
Real estate	(7,201)	(2,155)	(2,456)
Other invested assets	(778,288)	(622,079)	(439,178)
Miscellaneous applications	(833)	(896)	(12,988)
Total cost of investments acquired	(1,376,327)	(1,483,675)	(958,705)

Net change in policy and other loans	497	(106)	(239)
Net cash from (for) investments	17,307	(246,060)	(58,044)

Financing activities
Surplus notes, capital notes	—	—	145
Capital and paid in surplus, less treasury stock	—	45,000	150,000
Borrowed funds	(7,883)	(82,495)	60,666
Net deposits on deposit-type contract funds and other insurance liabilities	(7,636)	(9,045)	(9,036)
Dividends paid to stockholder	—	(155,000)	(245,000)
Other cash provided (applied)	(47,246)	32,907	(38,856)
Net cash from (for) financing and miscellaneous sources	(62,765)	(168,633)	(82,081)

Net change in cash, cash equivalents and short-term investments	122,203	(20,953)	131,251
Cash, cash equivalents and short-term investments:
Beginning of year	132,777	153,730	22,479
End of year	$254,980	$132,777	$153,730

Cash flow information for noncash transactions:
Dividend from Integrity Life Insurance Company in the form of common stock	$—	$39,682	$50,000
Capital contribution to Western-Southern Life Assurance Company in the form of common stock	$—	$—	$(50,000)
See accompanying notes.
7

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

1. Nature of Operations and Significant Accounting Policies
The Western and Southern Life Insurance Company (the Company) is a stock life insurance company that offers primarily individual traditional and whole life insurance policies. The Company is licensed in 46 states and the District of Columbia. For the year ended December 31, 2025, approximately 68.7% of the gross premiums and annuity considerations for the Company were derived from California, Illinois, Indiana, North Carolina, Ohio, and Pennsylvania. The Company is domiciled in Ohio. The Company is an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (Mutual Holding), a mutual holding company formed pursuant to the insurance regulations of the State of Ohio. Ohio law requires Mutual Holding to hold at least a majority voting interest in the Company. Currently, Mutual Holding indirectly holds 100% of the voting interest through Western & Southern Financial Group, Inc. (WSFG), its wholly-owned subsidiary. The Company wholly owns the following insurance entities: Western-Southern Life Assurance Company (WSLAC), Columbus Life Insurance Company (Columbus Life), Integrity Life Insurance Company (Integrity) and Gerber Life Insurance Company (Gerber Life). Integrity Life Insurance Company wholly owns National Integrity Life Insurance Company (National).
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Included within the financial statements, the Company has established and operates a closed block for the benefit of holders of most participating individual ordinary and weekly industrial life insurance policies issued on or before the formation of Mutual Holding in 2000 (the Closed Block). Assets have been allocated to the Closed Block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the Closed Block, are reasonably expected to be sufficient to support the Closed Block policies, the continuation of policyholder dividends, in aggregate, in accordance with the 2000 dividend scale if the experience underlying such scale continues, and for appropriate adjustments in the dividend scale if the experience changes. Invested assets allocated to the Closed Block consist primarily of high-quality debt securities, mortgage loans, policy loans, short-term investments, other invested assets, and securities lending reinvested collateral. Invested assets of $1,758.9 million and $1,766.7 million were allocated to the Closed Block as of December 31, 2025 and 2024, respectively. The assets allocated to the Closed Block inure solely for the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. The purpose of the Closed Block is to protect the policy dividend expectations of these policies after the formation of Mutual Holding. The Closed Block will continue in effect until the last policy in the Closed Block is no longer in force.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
8

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;
9

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties.
Other invested assets reflect investments in unaffiliated surplus debentures and joint ventures, partnerships and limited liability companies. Unaffiliated surplus debentures are reported at amortized cost. For GAAP, these assets are treated similarly as other debt securities designated as available-for-sale and are recorded at their fair value. Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. For GAAP, these assets are accounted for using the equity method.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
10

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Subsidiaries
The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs related to traditional life insurance, certain long-duration accident and health insurance, universal life insurance, and investment-type contracts are deferred and amortized on a constant-level basis over the expected life of the related contracts.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally investments in unaudited subsidiaries and controlled and affiliated entities, the pension asset, and a trademark license agreement), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business
11

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.
Employee Benefits
For purposes of calculating the Company’s pension and postretirement benefit obligations, vested participants, non-vested participants and current retirees are included in the valuation. The prepaid pension asset resulting from the excess of the fair value of plan assets over the benefit obligation, which is nonadmitted under statutory accounting rules, is included in other comprehensive income under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies as required by GAAP.
Surplus Notes
Surplus Notes are classified as a component of equity rather than as long-term debt.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.
12

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $156.8 million and $124.5 million as of December 31, 2025 and 2024, respectively. These assets are primarily collateral held in relation to the Company's securities lending program. These restricted assets are discussed in more detail in their relevant section.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks are reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported at amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
There are no restrictions on unaffiliated common or preferred stocks.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s insurance subsidiaries are reported at their underlying audited statutory equity. The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.
13

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.
Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.
Other invested assets reflect primarily investments in joint ventures, partnerships and limited liability companies. Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
Policy Reserves
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of
14

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2025	2024
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/4% - 3-1/2%	5.0%	5.3%
1941 Standard Industrial, 2-1/2% - 3-1/2%	8.3	8.3
1958 Commissioners Standard Ordinary, 2-1/2% - 6%	14.0	14.7
1980 Commissioners Standard Ordinary, 4% - 6%	39.4	40.1
2001 Commissioners Standard Ordinary, 3-1/2% - 4-1/2%	30.5	28.6
2017 Commissioners Standard Ordinary, 3-1/2%	1.2	1.2
Other, 2-1/2% - 6%	0.8	0.9
	99.2	99.1
Other benefits (including annuities):
Various, 2-1/2% - 8-1/4%	0.8	0.9
	100.0%	100.0%
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
As of December 31, 2025 and 2024, reserves of $9.5 million and $10.6 million, respectively, were recorded on in-force amounts of $698.4 million and $735.0 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.
15

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policyholders’ Dividends
The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2025 and 2024. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2025, the Company has loaned $129.5 million and $17.9 million (fair value) in the general and separate accounts, respectively, of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Mitsubishi UFJ Trust and Banking Corporation. At December 31, 2024, the Company had loaned $108.9 million and $7.0 million (fair value) in the general and separate accounts, respectively. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.

The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the
16

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

loaned security. At December 31, 2025 and 2024, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet, with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is managed either by an affiliated agent of the Company or by Mitsubishi UFJ Trust and Banking Corporation, an unaffiliated agent. Collateral managed by an affiliated agent is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable balance sheet amount because the funds are available for the general use of the Company.
At December 31, 2025 and 2024, the fair value of the total collateral in the general account was $132.8 million and $111.5 million, respectively, all of which was managed by an affiliated agent. The fair value of the total collateral in the separate account was $18.2 million and $7.2 million at December 31, 2025 and 2024, respectively, all of which was managed by an unaffiliated agent. At December 31, 2025, the collateral for all securities on loan could be requested to be returned on demand by the borrower.
The aggregate collateral broken out by maturity date is as follows at December 31, 2025:

	Amortized Cost	Fair Value
	(In Thousands)
Open	$—	$—
30 days or less	76,825	76,825
31 to 60 days	629	629
61 to 90 days	1,117	1,117
91 to 120 days	6,432	6,433
121 to 180 days	6,383	6,385
181 to 365 days	21,875	21,890
1 to 2 years	6,952	6,965
2 to 3 years	1,500	1,500
Greater than 3 years	11,000	11,000
Total collateral	$132,713	$132,744
At December 31, 2025, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $133.2 million and $18.2 million in the general and separate accounts, respectively, in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
17

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Separate Account
The Company maintains a separate account, which holds all of the Company’s pension plan assets. The assets of the separate account consist primarily of marketable securities, which are recorded at fair value. These assets are considered legally insulated from the general accounts.
There are no separate account liabilities that are guaranteed by the general account. (See Note 10 for further discussion on the general account’s responsibility as it relates to the obligations of the Company’s pension plan).
The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company. The Company’s statements of operations reflect annuity payments to pension plan participants and other expenses of the separate account, as well as the reimbursement of such expenses from the separate account.
Federal Income Taxes
The Company files a consolidated income tax return with its eligible subsidiaries and affiliates. The provision for federal income taxes is allocated to the individual companies using a separate return method based upon a written tax-sharing agreement. Under the agreement, the benefits from losses of subsidiaries and affiliates are retained by the subsidiary and affiliated companies. The Company pays all federal income taxes due for all members of the group. The Company then immediately charges or reimburses, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company recognizes accrued interest and penalties related to tax contingencies in Current federal income taxes recoverable or payable and Federal income tax expense (benefit), excluding tax on capital gains on the balance sheets and statements of operations, respectively.
Postretirement Benefits Other Than Pensions
The Company accounts for its postretirement benefits other than pensions on an accrual basis. The postretirement benefit obligation for current retirees and fully eligible employees is measured by estimating the actuarial present value of benefits expected to be received at retirement using explicit assumptions.
Actuarial and investment gains and losses arising from differences between assumptions and actual experience upon subsequent remeasurement of the obligation may be recognized as a component of the net periodic benefit cost in the current period or amortized. The net gain or loss will be included as a component of net postretirement benefit cost for a year if, as of the beginning of the year, the unrecognized net gain or loss exceeds 10% of the postretirement benefit obligation. That gain or loss, if not recognized immediately, will be amortized over the average life expectancy of the employer’s fully vested and retiree group.
18

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Accounting Changes
Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 26, Bonds, and SSAP No. 43, Asset Backed-Securities, to reflect accounting and reporting guidance under the Principles Based Bond Definition (PBBD) for qualified investments. As a result of these adoptions, investments qualified as issuer credit obligations are reported under SSAP No. 26; investments qualified as asset-backed securities are reported under SSAP No. 43.
Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets, to reflect accounting and reporting guidance for investments that do not meet the requirements of PBBD, and for residual tranches or interests/loss positions. There were no securities reclassified from debt securities to other invested assets.
There were no significant accounting changes in 2024, or 2023.
Business Combinations
On December 31, 2018, the Company purchased 100% of the common stock of Gerber Life from Nestlé S.A. (Nestlé). Gerber Life is an insurer that operates primarily in the juvenile life insurance and medical stop-loss insurance markets. Gerber Life is New York-domiciled and is licensed in 50 states, the District of Columbia, Puerto Rico and certain Canadian provinces. The cost of the acquired entity was $1,257.3 million. The original goodwill balance was $945.5 million, of which $528.1 million was admitted, based on an admission limit of 10% of adjusted company surplus as of the last reported period.
The transaction was accounted for as a statutory purchase and reflects the following:

Year	Admitted Goodwill at Reporting Date	Goodwill Amortized in Period	Book Value of Acquisition	Admitted Goodwill as a % of Admitted Acquisition
	(In Thousands)
2025	$283,664	$94,555	$1,014,883	28.0%
2024	378,219	94,555	1,065,422	35.5
The adjusted company surplus as of the last reported period was calculated as follows:

	2025	2024
	(In Thousands)

Company Surplus as of September 30	$7,629,765	$7,311,030
Less September 30 electronic data processing	21,062	16,380
Less September 30 net deferred tax assets	—	—
Less September 30 net positive goodwill	307,303	401,858
Adjusted Company surplus as of September 30	$7,301,400	$6,892,792
Admitted goodwill as a percentage of adjusted surplus	3.9%	5.5%
19

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 20, 2026.
20

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized in the following tables. The tables pertaining to 2025 include revisions to bond categorization, reflecting the principles-based bond definition that was implemented as of January 1, 2025:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2025:
Issuer credit obligations
U.S. government obligations, exempt from RBC	$47,975	$949	$(82)	$48,842
Non-US sovereign jurisdiction securities	29,073	310	(5,171)	24,212
Municipal bonds - general obligations (direct and guaranteed)	7,910	171	—	8,081
Municipal bonds - special revenue	37,288	1,124	(1,681)	36,731
Corporate bonds	2,647,047	77,963	(193,625)	2,531,385
Single entity backed obligations	10,759	190	(773)	10,176
Subtotal issuer credit obligations	$2,780,052	$80,707	$(201,332)	$2,659,427
Asset backed securities
Agency residential mortgage-backed securities - guaranteed (exempt from RBC)	$10	$—	$—	$10
Agency commercial mortgage-backed securities - guaranteed (exempt from RBC)	808	13	—	821
Agency residential mortgage-backed securities - not/partially guaranteed (not exempt from RBC)	38,247	134	(2,654)	35,727
Non-agency residential mortgage-backed securities	56,683	579	(4,733)	52,529
Non-agency commercial mortgage-backed securities	28,074	28	(2,373)	25,729
Other financial asset-backed securities - self liquidating	11,625	2,317	(68)	13,874
Subtotal asset backed securities	$135,447	$3,071	$(9,828)	$128,690

Total debt securities	$2,915,499	$83,778	$(211,160)	$2,788,117

21

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$12,227	$—	$(257)	$11,970
Debt securities issued by states of the U.S. and political subdivisions of the states	22,233	238	(74)	22,397
Non-U.S. government securities	44,024	30	(9,277)	34,777
Corporate securities	2,720,339	57,592	(227,586)	2,550,345
Commercial mortgage-backed securities	22,022	39	(3,740)	18,321
Residential mortgage-backed securities	101,087	2,671	(9,940)	93,818
Asset-backed securities	87,212	1,041	(4,479)	83,774
Total	$3,009,144	$61,611	$(255,353)	$2,815,402
At December 31, 2025 and 2024, the Company held unrated or below-investment-grade debt securities with a book/adjusted carrying value of $60.4 million and $118.6 million, respectively, and an aggregate fair value of $57.8 million and $114.8 million, respectively. As of December 31, 2025 and 2024, such holdings amounted to 2.1% and 3.9%, respectively, of the Company’s investments in debt securities and 0.4% and 0.9%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.
Unrealized gains and losses on investments in unaffiliated common stocks, mutual funds and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2025:
Preferred stocks	$94,420	$979	$(5,996)	$89,403

Common stocks, unaffiliated	$243,864	$203,540	$(3,626)	$443,778
Common stocks, mutual funds	158,126	25,139	(9)	183,256
Common stocks, subsidiaries	3,834,940	1,392,202	(104,325)	5,122,817
	$4,236,930	$1,620,881	$(107,960)	$5,749,851

22

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
Preferred stocks	$79,384	$785	$(1,093)	$79,076

Common stocks, unaffiliated	$266,354	$232,686	$(2,635)	$496,405
Common stocks, mutual funds	158,312	18,894	(351)	176,855
Common stocks, subsidiaries	3,929,495	1,012,968	(152,656)	4,789,807
	$4,354,161	$1,264,548	$(155,642)	$5,463,067
The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2025:
Issuer credit obligations	$(11,553)	$396,015	$(189,779)	$1,023,062
Asset backed securities	(108)	7,176	(9,720)	85,104
Total debt securities	$(11,661)	$403,191	$(199,499)	$1,108,166

Preferred stocks	$(5,996)	$40,942	$—	$—

Common stocks, unaffiliated	$(3,626)	$54,222	$—	$—
Common stocks, mutual funds	(9)	618	—	—
Total	$(3,635)	$54,840	$—	$—
23

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(1)	$2,317	$(256)	$5,603
Debt securities issued by states of the U.S. and political subdivisions of the states	(74)	11,250	—	—
Non-U.S. government securities	(159)	5,683	(9,118)	24,856
Corporate securities	(21,460)	566,703	(206,126)	955,511
Commercial mortgage-backed securities(1)	(21)	769	(3,719)	17,238
Residential mortgage-backed securities(1)	(259)	8,550	(9,681)	67,816
Asset-backed securities(1)	(49)	6,951	(4,430)	53,737
Total debt securities	$(22,023)	$602,223	$(233,330)	$1,124,761

Preferred stocks	$(1,093)	$56,798	$—	$—

Common stocks, unaffiliated	$(2,635)	$29,708	$—	$—
Common stocks, mutual funds	(351)	17,693	—	—
Total	$(2,986)	$47,401	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2025 and 2024, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities, residential mortgage-backed securities and unaffiliated common stocks.
The aggregated unrealized loss is approximately 12.1% and 12.2% of the carrying value of securities considered temporarily impaired at December 31, 2025 and 2024, respectively. At December 31, 2025, there were a total of 376 securities held that are considered temporarily impaired, 281 of which have been impaired for 12 months or longer. At December 31, 2024, there were a total of 458 securities held that were considered temporarily impaired, 299 of which had been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $2.6 million, $0.6 million and $20.1 million for the years ended December 31, 2025, 2024 and 2023, respectively.
24

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The following is a list of each loan-backed security held at December 31, 2025, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2025, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2025:
	$—	$—	$—	$—	$—
Total	XXX	XXX	$—	XXX	XXX	XXX

The Company had no OTTI on loan-backed securities for the year ended December 31, 2025, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2025, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$72,221	$72,747
After one through five	269,431	280,497
After five through ten	323,045	332,642
After ten	2,115,355	1,973,541
Mortgage-backed securities/asset-backed securities	135,447	128,690
Total	$2,915,499	$2,788,117
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
25

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Proceeds from sales of investments in debt securities during 2025, 2024 and 2023 were $259.2 million, $211.5 million, and $60.6 million; gross gains of $6.5 million, $6.4 million, and $0.6 million and gross losses of $2.3 million, $10.7 million, and $1.5 million were realized on these sales in 2025, 2024 and 2023, respectively.
Proceeds from the sales of investments in equity securities during 2025, 2024 and 2023 were $311.1 million, $313.3 million, and $357.2 million; gross gains of $90.5 million, $45.5 million, and $80.7 million and gross losses of $6.4 million, $1.9 million, and $12.4 million were realized on these sales in 2025, 2024 and 2023, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2025	2024	2023
	(In Thousands)
Realized capital gains (losses)	$52,321	$(21,027)	$(17,404)
Less amount transferred to IMR (net of related taxes (benefits) of $505 in 2025, $(753) in 2024, and $(183) in 2023)	1,898	(2,833)	(689)
Less federal income tax expense (benefit) of realized capital gains (losses)	5,768	3,904	(654)
Net realized capital gains (losses)	$44,655	$(22,098)	$(16,061)
Net investment income was generated from the following for the years ended December 31:

	2025	2024	2023
	(In Thousands)
Debt securities	$149,991	$144,410	$145,319
Equity securities	186,047	427,980	294,929
Mortgage loans	2,165	2,231	2,273
Real estate	12,168	10,597	10,536
Policy loans	10,578	10,699	10,582
Cash, cash equivalents and short-term investments	4,341	5,915	2,588
Other invested assets	95,426	144,311	195,684
Other	118	233	621
Gross investment income	460,834	746,376	662,532
Investment expenses	69,313	68,938	71,769
Net investment income	$391,521	$677,438	$590,763
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2025, 80.6% of such mortgages, or $41.4 million, involved properties located in Ohio, Washington, and South Carolina. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $20.5 million. During 2025, there were no loans issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2025, the Company did not reduce interest rates on any outstanding mortgages.
26

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include debt securities within the Company’s separate account for which public quotations are not available, but that are priced by third-party pricing services or internal models using observable inputs. Also included in Level 2 assets and liabilities are preferred stock and fixed income residual tranches. The fair value of these instruments is determined through the use of third-party pricing services or models utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include private real estate funds within the Company’s separate account that are priced utilizing significant unobservable inputs. Also included in Level 3 assets and liabilities are common and preferred stocks being priced by broker quotes or utilizing recent financing for similar securities.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
27

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Investments utilizing NAV consist mainly of equity interest in limited partnerships and limited liabilities in the separate account. These investments contain fixed income, common stock, and real estate characteristics. The interests in these partnerships can be sold or transferred with prior consent from the general partner. The average remaining life of the investments is 14.3 years. The Company's unfunded commitment for these investments is $41.1 million. In addition, a collective trust in the separate account utilizing NAV is primarily investing in domestic fixed income securities. Shares in the trust can be redeemed at their net asset value. The NAV for this investment is $12.14. The Company does not intend to sell any investments utilizing NAV.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of equity securities included in Level 3 has been determined by utilizing broker quotes or recent financing for similar securities.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
28

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures and fixed income residual tranches for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities, equity securities, mutual funds, surplus notes, private equity, and private debt fund investments. The fair values of debt securities, equity securities and mutual funds have been determined using the same methodologies as similar assets held in the general account. The fair values of private equity and private debt fund investments have been determined utilizing the net asset values of the funds. The fair values of the private real estate funds have been determined by significant unobservable inputs.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

29

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2025
Assets:
Common stocks, unaffiliated	$443,778	$426,228	$—	$17,550	$—
Common stocks, mutual funds	183,256	183,256	—	—	—
Preferred stocks	89,403	—	66,846	22,557	—
Other invested assets, fixed income residual tranche	20,898	—	20,898	—	—
Separate account assets	1,329,064	859,948	175,168	52,086	241,862
Total assets	$2,066,399	$1,469,432	$262,912	$92,193	$241,862

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2024
Assets:
Bonds, exchange traded funds	$132,923	$132,923	$—	$—	$—
Common stocks, unaffiliated	496,405	481,288	—	15,117	—
Common stocks, mutual funds	176,855	176,855	—	—	—
Preferred stocks	79,076	—	53,436	25,640	—
Other invested assets, fixed income residual tranche	25,850	—	25,850	—	—
Separate account assets	1,214,528	787,991	162,677	39,319	224,541
Total assets	$2,125,637	$1,579,057	$241,963	$80,076	$224,541

30

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2025 are as follows:

	Beginning Asset/(Liability) as of January 1, 2025	Total Realized/Unrealized Gains (Losses) Included in:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2025
		Net Income	Surplus	Other*
	(In Thousands)
Assets:
Common stocks, unaffiliated	$15,117	$—	$2,433	$—	$—	$—	$—	$17,550
Preferred stocks	25,640	—	(4,676)	—	1,593	—	—	22,557
Separate account assets	39,319	—	—	1,153	11,614	—	—	52,086
Total assets	$80,076	$—	$(2,243)	$1,153	$13,207	$—	$—	$92,193

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2025, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$—	$—
Preferred stocks	1,593	—	—	—	1,593
Separate account assets	12,400	—	(786)	—	11,614
Total assets	$13,993	$—	$(786)	$—	$13,207

31

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, is as follows:

	Beginning Asset/(Liability )as of January 1, 2024	Total Realized/Unrealized Gains (Losses) Included in:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2024
		Net Income	Surplus	Other*
	(In Thousands)
Assets:
Common stocks, unaffiliated	$17,110	$785	$(925)	$—	$(1,853)	$—	$—	$15,117
Preferred stocks	14,618	(133)	155	—	11,000	—	—	25,640
Separate account assets	23,734	—	—	1,224	14,361	—	—	39,319
Total assets	$55,462	$652	$(770)	$1,224	$23,508	$—	$—	$80,076

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$(1,853)	$—	$(1,853)
Preferred stocks	11,000	—	—	—	11,000
Separate account assets	15,998	—	(1,637)	—	14,361
Total Assets	$26,998	$—	$(3,490)	$—	$23,508
The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2025 and 2024.

32

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2025
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds:
Issuer credit obligations	$2,780,052	$2,659,427	$47,453	$2,605,974	$6,000	$—
Asset-backed securities	135,447	128,690	—	128,690	—	—
Common stock:
Unaffiliated	443,778	443,778	426,228	—	17,550	—
Mutual funds	183,256	183,256	183,256	—	—	—
Preferred stock	89,403	89,403	—	66,846	22,557	—
Mortgage loans	51,412	49,534	—	—	49,534	—
Cash, cash equivalents and short-term investments	254,980	255,002	255,002	—	—	—
Other invested assets:
Surplus notes	44,873	43,156	—	43,156	—	—
Fixed income residual tranche	20,898	20,898	—	20,898	—	—
Separate account assets	1,329,064	1,329,064	859,948	175,168	52,086	241,862

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(1,944)	$(1,938)	$—	$—	$(1,938)	$—
Securities lending liability	(133,159)	(133,159)	—	(133,159)	—	—

33

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	December 31, 2024
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$3,009,144	$2,815,402	$138,526	$2,669,876	$7,000	$—
Common stock:
Unaffiliated	496,405	496,405	481,288	—	15,117	—
Mutual funds	176,855	176,855	176,855	—	—	—
Preferred stock	79,076	79,076	—	53,436	25,640	—
Mortgage loans	53,037	48,837	—	—	48,837	—
Cash, cash equivalents and short-term investments	132,777	132,794	132,794	—	—	—
Other invested assets:
Surplus notes	38,926	35,684	—	35,684	—	—
Fixed income residual tranche	25,850	25,850	—	25,850	—	—
Securities lending reinvested collateral assets	—	—	—	—	—	—
Separate account assets	1,214,528	1,214,528	787,991	162,677	39,319	224,541

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,236)	$(2,165)	$—	$—	$(2,165)	$—
Securities lending liability	(111,893)	(111,893)	—	(111,893)	—	—

34

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

4. Related-Party Transactions
The Company owns a 100% interest in Integrity and WSLAC, whose carrying values based on underlying statutory surplus at December 31, 2025, are $1.4 billion and $2.2 billion, respectively. The accounting policies of Integrity and WSLAC are the same as those of the Company described in Note 1. The summary financial data for Integrity and WSLAC follows:

	2025	2024
	(In Thousands)
Integrity:
Admitted Assets	$8,512,875	$8,623,981
Liabilities	7,114,261	7,349,809
Statutory Surplus	$1,398,614	$1,274,172
Net Income	$52,420	$118,052

WSLAC:
Admitted Assets	$39,733,479	$35,071,019
Liabilities	37,497,403	33,045,720
Statutory Surplus	$2,236,076	$2,025,299
Net Income	$163,253	$248,976

The Company has an equity interest in certain partnerships that made payments of principal and interest under mortgage financing arrangements to subsidiaries in the amount of $29.1 million, $30.6 million, and $26.0 million in 2025, 2024 and 2023, respectively. The principal balance of the mortgage financing arrangements with subsidiaries was $291.2 million and $300.6 million at December 31, 2025 and 2024, respectively.
At December 31, 2025 and 2024, the Company had $94.1 million and $217.1 million, respectively, invested in the Touchstone Funds, which are exchange traded and mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the Company.
At December 31, 2025 and 2024, the Company had $503.0 million and $611.2 million, respectively, invested in fixed income residual tranches and various private equity and private debt funds managed by Fort Washington Investment Advisors, Inc., a subsidiary of the Company.
At December 31, 2025 and 2024, the Company had $1,546.3 million and $1,339.4 million, respectively, invested in WS Real Estate Holdings, LLC, which is a holding company managed by Eagle Realty Group, LLC, a subsidiary of the Company.
The Company had an outstanding loan due to WSLAC in the amount of $0.0 million and $0.0 million as of December 31, 2025 and 2024, respectively. The loan is in the form of a line of credit that can be drawn up to $250.0 million, with any outstanding principal due January 6, 2033.
35

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

In November 2025, the Company received a $100.0 million ordinary dividend from Integrity. The dividend was in the form of cash.
In November 2025, the Company received a $50.0 million ordinary dividend from Gerber Life. The dividend was in the form of cash.
In August 2025, the Company sold $84.0 million of fixed income securities in exchange for cash to WSLAC. The fixed income securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In July 2025, the Company sold $49.9 million of equity securities in exchange for cash to The Lafayette Life Insurance Company (Lafayette Life).
In April 2025, the Company sold $49.5 million of fixed income securities in exchange for cash to Gerber Life. The fixed income securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In October 2024, the Company received a $200.0 million dividend from Integrity. Of the total dividend received, $7.7 million was ordinary and $192.3 million was extraordinary. The dividend was in the form of $160.3 million in cash and $39.7 million in equity securities.
In July 2024, the Company sold $71.3 million of other invested assets in exchange for cash to WSLAC.
In June 2024, the Company received a $45.0 million capital contribution from WSFG. The contribution was in the form of cash.
In June 2024, the Company received a $50.0 million ordinary dividend from Gerber Life. The dividend was in the form of cash.
In April 2024, the Company sold $62.9 million of equity securities in exchange for cash to National. The equity securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In March 2024, the Company paid a $155.0 million ordinary dividend to WSFG. The dividend was in the form of cash.
In March 2024, the Company received a $155.0 million ordinary dividend from WSLAC. The dividend was in the form of cash.
In March 2024, the Company sold $50.0 million of fixed income securities in exchange for cash to Gerber Life. The fixed income securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In December 2023, the Company received a $150.0 million capital contribution from WSFG. The contribution was in the form of cash.
In December 2023, the Company paid a $275.0 million capital contribution to WSLAC. The contribution was in the form of $225.0 million and $50.0 million in cash and equity securities, respectively.
36

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

In December 2023, the Company received a $125.0 million ordinary dividend from Integrity. The dividend was in the form of $75.0 million and $50.0 million in cash and equity securities, respectively.
In August 2023, the Company entered into a Pension Risk Transfer agreement with WSLAC. Refer to Note 10 for more detail.
In June and July 2023, the Company sold $25.0 million and $24.0 million of equity securities, respectively, in exchange for cash to Gerber Life.
In March 2023, the Company paid a $245.0 million ordinary dividend to WSFG. The dividend was in the form of cash.
In March 2023, the Company received a $150.0 million ordinary dividend from WSLAC. The dividend was in the form of cash.
In the the first quarter of 2023, the Company sold $80.0 million of equity securities in exchange for cash to National.
The Company had $49.9 million and $28.0 million receivable from parent, subsidiaries and affiliates as of December 31, 2025 and 2024, respectively. The Company had $0.9 million and $2.8 million payable to parent, subsidiaries and affiliates as of December 31, 2025 and 2024, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
The Company has entered into multiple reinsurance agreements with affiliated entities. See Note 5 for further description.
5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The Company has a ceded reinsurance agreement with Columbus Life. Under the reinsurance agreement, Columbus Life reinsures the former liabilities of Columbus Mutual, a former affiliate, which was merged into the Company. Life and accident and health reserves ceded from the Company to Columbus Life totaled $378.3 million and $399.7 million at December 31, 2025 and 2024, respectively.
In 2006, the Company entered into a yearly renewable term reinsurance agreement with Lafayette Life whereby the Company provides reinsurance coverage on certain life products and associated riders as this coverage is recaptured by Lafayette Life from unaffiliated reinsurers. Life reserves ceded from Lafayette Life to the Company under this agreement totaled $0.7 million and $0.7 million at December 31, 2025 and 2024, respectively.
Certain premiums and benefits are ceded to other unaffiliated insurance companies under various reinsurance agreements. The majority of the ceded business is due to ceding substandard business to reinsurers (facultative basis).
37

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2025	2024	2023
	(In Thousands)

Direct premiums	$205,311	$205,460	$218,455
Assumed premiums:
Affiliates	1,166	1,129	1,074
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(7,657)	(7,291)	(7,043)
Net premiums	$198,820	$199,298	$212,486
The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2025	2024	2023
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	4,804	3,814	3,846
Policy and contract liabilities:
Affiliates	378,299	399,724	421,470
Nonaffiliates	35,615	34,169	33,465
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	326	544	118
In 2025, 2024 and 2023, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2025, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2025, there are no reinsurance
38

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2025, if all reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company and its eligible subsidiaries and affiliates file a consolidated federal income tax return. Amounts due (to)/from the Internal Revenue Service for federal income taxes, net of the amounts due (to)/from subsidiaries and affiliates, were $109.0 million and $111.9 million at December 31, 2025 and 2024, respectively.

The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2025
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$216,821	$8,270	$225,091
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	216,821	8,270	225,091
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	216,821	8,270	225,091
(f)	Deferred tax liabilities	170,139	84,514	254,653
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$46,682	$(76,244)	$(29,562)

		12/31/2024
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$300,826	$7,344	$308,170
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	300,826	7,344	308,170
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	300,826	7,344	308,170
(f)	Deferred tax liabilities	256,305	67,930	324,235
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$44,521	$(60,586)	$(16,065)
39

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$(84,005)	$926	$(83,079)
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	(84,005)	926	(83,079)
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	(84,005)	926	(83,079)
(f)	Deferred tax liabilities	(86,166)	16,584	(69,582)
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$2,161	$(15,658)	$(13,497)

		12/31/2025
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$8,270	$8,270
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	39,513	—	39,513
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	39,513	—	39,513
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	1,139,777
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	177,308	—	177,308
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$216,821	$8,270	$225,091

		12/31/2024
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$7,344	$7,344
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	26,824	—	26,824
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	26,824	—	26,824
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	1,046,509
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	274,002	—	274,002
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$300,826	$7,344	$308,170
40

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$926	$926
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	12,689	—	12,689
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	12,689	—	12,689
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	93,268
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	(96,694)	—	(96,694)
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$(84,005)	$926	$(83,079)

	2025	2024

Ratio percentage used to determine recovery period and threshold limitation amount	865%	881%

		12/31/2025
		(1)	(2)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$216,821	$8,270
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.26%	3.67%
(c)	Net admitted adjusted gross DTAs amount	$216,821	$8,270
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.26%	3.67%

		12/31/2024
		(3)	(4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$300,826	$7,344
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	3.87%	2.38%
(c)	Net admitted adjusted gross DTAs amount	$300,826	$7,344
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	3.87%	2.38%
41

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

		Change
		(5)	(6)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)

(a)	Adjusted gross DTAs amount	$(84,005)	$926
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	7.39%	1.29%
(c)	Net admitted adjusted gross DTAs amount	$(84,005)	$926
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	7.39%	1.29%
The Company's tax planning strategies include the use of reinsurance.
Current income taxes incurred consist of the following major components:

			12/31/2025	12/31/2024	12/31/2023
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$(40,101)	$(26,492)	$(47,285)
	(b)	Foreign	132	180	196
	(c)	Subtotal	(39,969)	(26,312)	(47,089)
	(d)	Federal income tax on net capital gains	5,768	3,904	(654)
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(34,201)	$(22,408)	$(47,743)
42

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2025	12/31/2024	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	30,470	31,003	(533)
		(4) Investments	18,937	22,497	(3,560)
		(5) Deferred acquisition costs	20,758	20,126	632
		(6) Policyholder dividends accrual	4,823	3,642	1,181
		(7) Fixed assets	6,769	4,237	2,532
		(8) Compensation and benefits accrual	16,035	114,283	(98,248)
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	115,014	101,050	13,964
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	4,015	3,988	27
		(99) Subtotal	216,821	300,826	(84,005)
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	216,821	300,826	(84,005)
	(e)	Capital
		(1) Investments	8,270	7,344	926
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	8,270	7,344	926
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	8,270	7,344	926
	(i)	Admitted deferred tax assets (2d + 2h)	$225,091	$308,170	$(83,079)
43

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2025	12/31/2024	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$162,565	$155,101	$7,464
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	6,340	6,725	(385)
		(4) Policyholder reserves	—	547	(547)
		(5) Other (including items <5% of total ordinary tax liabilities)	1,234	93,932	(92,698)
		(99) Subtotal	170,139	256,305	(86,166)
	(b)	Capital
		(1) Investments	84,514	67,930	16,584
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	84,514	67,930	16,584
	(c)	Deferred tax liabilities (3a99 + 3b99)	$254,653	$324,235	$(69,582)
(4)	Net deferred tax assets/liabilities (2i - 3c)		$(29,562)	$(16,065)	$(13,497)
Among the more significant book-to-tax adjustments were the following:

	12/31/2025	Effective Tax Rate	12/31/2024	Effective Tax Rate	12/31/2023	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)

Provision computed at statutory rate	$37,191	21.00%	$79,533	21.00%	$63,345	21.00%
Dividends received deduction	(1,871)	(1.06)	(1,131)	(0.30)	(2,781)	(0.93)
Tax credits	(132)	(0.07)	(180)	(0.05)	(195)	(0.06)
Other invested assets and nonadmitted change	(1,766)	(1.00)	1,842	0.49	39,127	12.97
Affiliated income	(34,650)	(19.57)	(85,050)	(22.46)	(57,750)	(19.15)
Nonadmitted pension asset	(12,198)	(6.89)	(28,455)	(7.51)	(34,098)	(11.30)
Return to provision	(22,769)	(12.86)	(10,885)	(2.87)	(37,259)	(12.35)
Other	4,436	2.52	(834)	(0.23)	(6,556)	(2.17)
Total statutory income taxes	$(31,759)	(17.93)%	$(45,160)	(11.93)%	$(36,167)	(11.99)%

Federal and foreign taxes incurred	$(34,201)	(19.31)%	$(22,408)	(5.92)%	$(47,743)	(15.83)%
Change in net deferred income taxes	2,442	1.38	(22,752)	(6.01)	11,576	3.84
Total statutory income taxes	$(31,759)	(17.93)%	$(45,160)	(11.93)%	$(36,167)	(11.99)%
At December 31, 2025, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the Company had $0.0 million of deferred tax liabilities that are not recognized.
44

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2025, in the event of future capital losses is $0.0 million, $3.9 million, and $0.0 million from 2025, 2024 and 2023, respectively.
There were no deposits admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2025 and 2024.
The Company has no unrecognized tax liability as of December 31, 2025 and 2024.
The Company has no tax contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.
The Company had no accrued interest or penalties related to tax contingencies as of and for the years ended December 31, 2025, 2024 and 2023.
The tax years 2014 through 2017 and 2022 through 2025 remain subject to examination by major tax jurisdictions.
The Inflation Reduction Act was enacted on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and is not liable for the CAMT.
The One Big Beautiful Bill Act (OBBBA) was signed into law on July 4, 2025, which includes changes to the Internal Revenue Code. The OBBBA did not have a significant impact on the Company's financial statements.
7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2025 and 2024, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $770.1 million by the end of 2026 without seeking prior regulatory approval based on capital and surplus of $7,700.5 million at December 31, 2025.
The Company currently has the following outstanding surplus notes:

45

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	2025	2024
	(In Thousands)
2019 Notes, 5.15% interest rate, due 2049	$498,032	$497,946
2021 Notes, 3.75% interest rate, due 2061	497,901	497,842
Total carrying value of surplus notes	$995,933	$995,788

On January 23, 2019, the Company issued $500.0 million in surplus notes (the “2019 Notes”) due January 15, 2049, at a discount of $2.6 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2019 Notes is fixed at 5.15% and payable semiannually on January 15 and July 15 of each year. The 2019 Notes and are administered by The Bank of New York Mellon. Subject to the approval of the Ohio Director of Insurance (the “Director”), the Company has the option to redeem the 2019 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2019 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2019 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, on or after January 23, 2024 but prior to July 15, 2048, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2019 Notes from the redemption date to July 15, 2048, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 35 basis points or (iii) in whole or in part, on or after July 15, 2048, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2019 Notes to be redeemed to the redemption date.
On April 28, 2021, the Company issued $500.0 million in surplus notes (the “2021 Notes”) due April 28, 2061 at a discount of $2.4 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2021 Notes is fixed at 3.75% and payable semiannually on April 28 and October 28 of each year. The 2021 Notes are administered by The Bank of New York Mellon. Subject to the approval of the Director, the Company has the option to redeem the 2021 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2021 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2021 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, prior to October 28, 2060, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2021 Notes from the redemption date to October 28, 2060, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 25 basis points or (iii) in whole or in part, on or after October 28, 2060, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2021 Notes to be redeemed to the redemption date.
46

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The 2019 Notes and 2021 Notes (collectively the “Notes”) do not have payments that are contractually linked nor are any of the payments subject to administrative offsetting provisions. Additionally, proceeds from the Notes were not used to purchase an asset directly from the holders. The Notes were issued pursuant to Rule 144A as defined by the Securities Act of 1933. The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and “prior claims” (those claims referred to in classes 1 through 7 of Section 3903.42 of the Ohio Revised Code) against the Company. Under Ohio insurance laws, the Notes are not part of the legal liabilities of the Company. Each payment of principal of, interest on or redemption price with respect to the Notes, may be made only with the prior approval of the Director, and only out of surplus earnings.
Interest expense of $44.5 million and $44.5 million was recognized from the Notes in 2025 and 2024, respectively. Life-to-date interest expense recognized December 31, 2025, was $264.1 million. There has been no principal paid as of December 31, 2025. As of December 31, 2025, there was unapproved interest of $3.2 million related to 2025 that will come due in 2026. In the event the Company was subject to a liquidation event, the Notes would have preference over the common shareholders. No affiliates of the Company hold any of the Notes. As of the closing, Guggenheim Partners was the only holder of more than 10% of the outstanding Notes on record at the Depository Trust Company.
8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2025, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2025, the Company has future commitments to provide additional capital contributions of $474.5 million to investments in joint ventures, limited partnerships and limited liability companies.
The Company guarantees the payment of all policyholder obligations of each of the following wholly-owned subsidiaries: WSLAC, Columbus Life and Integrity. In addition, the Company guarantees all policyholder obligations of National and Lafayette Life, an affiliated entity which is wholly-owned by WSFG. Guarantees on behalf of wholly-owned subsidiaries or on behalf of related parties that are considered to be unlimited (as in the case of the guarantee on behalf of Lafayette Life) are exempt from the initial liability recognition criteria and therefore no liability has been recognized in the financial statements. Due to the unlimited nature of the guarantees, the Company is unable to estimate the maximum potential amount of future payments under the guarantees. In the unlikely event the guarantees would be triggered, the Company may be permitted to take control of the underlying assets to recover all or a portion of the amounts paid under the guarantees.

47

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2025, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$45,098	$—	$—	$45,098	95.1%
Not subject to discretionary withdrawal	2,309	—	—	2,309	4.9
Total individual annuity reserves (before reinsurance)	47,407	—	—	47,407	100.0%
Reinsurance ceded	44,437	—	—	44,437
Net individual annuity reserves	$2,970	$—	$—	$2,970

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$1,807	$—	$1,310,659	$1,312,466	100.0%
Total group annuity reserves (before reinsurance)	1,807	—	1,310,659	1,312,466	100.0%
Reinsurance ceded	1,807	—	—	1,807
Net group annuity reserves	$—	$—	$1,310,659	$1,310,659

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$172,633	$—	$—	$172,633	98.5%
Not subject to discretionary withdrawal	2,715	—	—	2,715	1.5
Total deposit-type contract liability (before reinsurance)	175,348	—	—	175,348	100.0%
Reinsurance ceded	17,868	—	—	17,868
Total deposit-type contract liability	$157,480	$—	$—	$157,480
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely
48

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
At December 31, 2025, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	—	—	—	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,832,802	3,160,052	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	3,588	XXX	XXX	—
Disability - active lives	XXX	XXX	3,485	XXX	XXX	—
Disability - disabled lives	XXX	XXX	15,898	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	—	2,832,802	3,183,023	—	—	—
Reinsurance Ceded	—	—	315,607	—	—	—
Net life reserves	$—	$2,832,802	$2,867,416	$—	$—	$—

49

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

10. Employee Retirement Benefits
The Company has a noncontributory pension plan under a deposit administration group annuity contract covering substantially all employees and field representatives that meet eligibility requirements while working for the Company and attaining normal retirement age. In addition, the Company provides certain health care and life insurance benefits for certain retired employees or their beneficiaries. Substantially all of the Company’s employees and field representatives may become eligible for those benefits when they reach normal retirement age while working for the Company.
The Company uses a December 31 measurement date for all plans.
A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans at December 31, are as follows:

	Pension Benefits		Postretirement Medical
	2025	2024	2025	2024
	(In Thousands)
Change in benefit obligation:
Benefit obligation at beginning of year	$833,406	$874,864	$77,255	$93,059
Service cost	19,554	22,812	24	46
Interest cost	44,913	42,679	3,839	3,848
Contribution by plan participants	—	—	4,250	4,611
Actuarial (gain) loss	32,804	(55,528)	(1,812)	(12,496)
Benefits paid	(52,034)	(51,421)	(9,935)	(11,813)
Plan amendments	—	—	—	—
Settlements	—	—	—	—
Benefit obligation at end of year	$878,643	$833,406	$73,621	$77,255

Change in plan assets:
Fair value of plan assets at beginning of year	$1,207,335	$1,113,295	$—	$—
Actual return on plan assets	155,358	145,461	—	—
Employer contribution	—	—	5,685	7,202
Plan participants’ contributions	—	—	4,250	4,611
Benefits paid	(52,034)	(51,421)	(9,935)	(11,813)
Settlements	—	—	—	—
Fair value of plan assets at end of year	$1,310,659	$1,207,335	$—	$—
50

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Pension Benefits		Postretirement Medical
	2025	2024	2025	2024
	(In Thousands)
Funded status:
Overfunded (underfunded) obligation	$432,016	$373,929	$(73,621)	$(77,255)
Unrecognized net (gain) or loss	—	—	—	—
Unrecognized prior service cost	—	—	—	—
Net amount recognized*	$432,016	$373,929	$(73,621)	$(77,255)

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$814,976	$767,401	$73,621	$77,255

*Nonadmitted if overfunded

	Pension Benefits
	2025	2024	2023
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$19,554	$22,812	$20,373
Interest cost	44,913	42,679	45,899
Expected return on plan assets	(88,555)	(81,521)	(75,560)
Amount of recognized gains and losses	—	—	4,173
Amount of prior service cost recognized	531	531	531
Total net periodic benefit cost (benefit)	$(23,557)	$(15,499)	$(4,584)

	Postretirement Medical
	2025	2024	2023
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$24	$46	$79
Interest cost	3,839	3,848	4,719
Amount of recognized gains and losses	(4,523)	(13,196)	(11,306)
Amount of prior service cost recognized	—	—	—
Total net periodic benefit cost (benefit)	$(660)	$(9,302)	$(6,508)
51

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Pension Benefits		Postretirement Medical
	2025	2024	2025	2024
	(In Thousands)
Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost - prior year	$(18,022)	$101,977	$(61,893)	$(62,593)
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during the period	—	—	—	—
Net prior service cost or credit recognized	(531)	(531)	—	—
Net gain and loss arising during the period	(33,999)	(119,468)	(1,812)	(12,495)
Net gain and loss recognized	—	—	4,522	13,195
Items not yet recognized as a component of net periodic cost - current year	$(52,552)	$(18,022)	$(59,183)	$(61,893)
Assumptions used to determine net periodic benefit cost for the year ended December 31:

	Pension Benefits		Postretirement Medical
	2025	2024	2025	2024

Discount rate	5.73%	5.13%	5.62%	5.07%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
Expected long-term rate of return on plan assets	7.50%	7.50%	N/A	N/A

Assumptions used to determine the benefit obligation at December 31:

	Pension Benefits		Postretirement Medical
	2025	2024	2025	2024

Discount rate	5.64%	5.72%	5.39%	5.62%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
The Company's non-admitted pension asset was $432.0 million and $373.9 million at December 31, 2025 and 2024, respectively.
The Company utilizes a full yield curve approach in the estimation of liabilities, service cost, and interest cost for pension and postretirement benefits by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. The yield curve utilized in the cash flow analysis is comprised of highly rated (Aaa or Aa) corporate bonds. The discount rate was decreased from 5.72% at December 31, 2024, to 5.64% at December 31, 2025. This resulted in a $12.7 million increase in the pension benefit obligation in 2025. The discount rate was increased from 5.13% at
52

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

December 31, 2023, to 5.72% at December 31, 2024. This resulted in a $57.1 million decrease in the pension benefit obligation in 2024.
The Company’s mortality assumption for plan participants, including future mortality improvements, is generally derived from tables published by the Society of Actuaries (SOA). As of December 31, 2025, the mortality assumptions for active and retired participants were updated to the SOA white collar tables. The change to the mortality assumption resulted in a $21.7 million increase in the pension benefit obligation in 2025.
The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets. Historical returns are determined by asset class. The historical relationships between equities, fixed income securities, and other assets are reviewed. The Company applies long-term asset return estimates to the plan’s target asset allocation to determine the weighted-average long-term return. The Company’s long-term asset allocation was determined through modeling long-term returns and asset return volatilities and is guided by an investment policy statement created for the plan.
The asset allocation for the defined benefit pension plan at the end of 2025 and 2024, and the target allocation for 2025 by asset category, are as follows:

	Target Allocation Percentage	Percentage of Plan Assets
	2025	2025	2024
Asset category:
Equity securities	60%	65%	65%
Fixed income securities	13	16	16
Short-term investments	2	—	—
Other	25	19	19
Total	100%	100%	100%
The plan employs a total return investment approach whereby a mix of fixed income and equity investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The total portfolio is structured with multiple sub-portfolios, each with a specific fixed income or equity asset management discipline. Each sub-portfolio is subject to individual limitations and performance benchmarks as well as limitations at the consolidated portfolio level. Quarterly asset allocation meetings are held to evaluate portfolio asset allocations and to establish the optimal mix of assets given current market conditions and risk tolerance. Investment mix is measured and monitored on an ongoing basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.
The Company’s pension plan assets consist primarily of debt and equity securities, mutual funds and private equity funds, all of which are carried at fair value.
Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.
53

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets primarily include exchange-traded equity securities and mutual funds.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets include certain debt securities for which public price quotations are not available, but that use other market observable inputs from third-party pricing service quotes or internal valuation models using observable inputs. Level 2 assets also include private funds that invest primarily in domestic debt securities where the Company has the right to redeem its interest at net asset values. The underlying debt securities within these funds employ similar valuation methodologies as the Company’s other investments in debt securities.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company's Level 3 assets primarily include private real estate funds.
Debt Securities
The fair values of actively traded debt securities have been determined through the use of third-party pricing services utilizing market observable inputs.
Equity Securities
The fair values of actively traded equity securities have been determined utilizing publicly quoted prices from third-party pricing services.
Mutual Funds
The fair values of mutual funds have been determined utilizing the net asset values of the funds.
Private Equity and Fixed Income Funds
The fair values of private equity and fixed income funds have been determined utilizing the net asset values of the funds. The fair values of the private real estate funds have been determined by utilizing significant unobservable inputs.
Other Assets
Other assets primarily include securities lending reinvested collateral and cash equivalents. The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices. The fair value of the cash equivalents are based on quoted market prices.

54

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

The fair value of the pension plan’s assets by asset category is as follows:

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2025:
Debt securities:
Issuer credit obligations	$186,120	$32,723	$152,011	$1,386
Asset-backed securities	11,550	—	11,550	—
Equity securities:
Common equity	686,357	637,280	49,077	—
Mutual funds	163,056	163,056	—	—
Preferred stock	—	—	—	—
Other invested assets:
Private equity and fixed income funds	192,785	—	192,785	—
Surplus notes	9,107	—	9,107	—
Real estate	50,700	—	—	50,700
Other assets	29,389	26,889	2,500	—
Total plan assets	$1,329,064	$859,948	$417,030	$52,086
* Includes investments using net asset value (NAV) as a practical expedient.

55

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2024:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$2,009	$—	$2,009	$—
Corporate securities	174,250	32,036	140,985	1,229
Residential mortgage-backed securities	605	—	605	—
Asset-backed securities	11,052	—	11,052	—
Equity securities:
Common equity	647,297	601,818	45,479	—
Mutual funds	133,849	133,849	—	—
Preferred stock	605	—	605	—
Other invested assets:
Private equity and fixed income funds	179,062	—	179,062	—
Surplus notes	4,771	—	4,771	—
Real estate	38,090	—	—	38,090
Other assets	22,938	20,288	2,650	—
Total plan assets	$1,214,528	$787,991	$387,218	$39,319
* Includes investments using net asset value (NAV) as a practical expedient.
For measurement purposes of the postretirement benefit obligation at December 31, 2025, a 5.275% annual rate of increase in the per capita cost of covered health care benefits is assumed for 2026. The rate was assumed to decrease gradually to 4.75% for 2033 and remain at that level thereafter.
At December 31, 2025, the assets of the Company’s pension include approximately $51.7 million invested in the Touchstone Family of Funds, which are administered by the Company, and $221.6 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc. At December 31, 2024, the assets of the Company’s pension include approximately $97.4 million invested in the Touchstone Family of Funds, which are administered by the Company, $205.2 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc.
56

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

As of December 31, 2025, future benefit payments for the pension plan are expected as follows (in millions):

2026	$55.2
2027	56.3
2028	57.4
2029	58.4
2030	59.4
Five years thereafter	310.1

Future benefit payments for the postretirement medical plan, net of amounts contributed by plan participants, are expected as follows (in millions):

2026	$6.8
2027	6.5
2028	6.2
2029	6.1
2030	6.0
Five years thereafter	27.1
The Company did not make any contributions to the pension plan in 2025 and 2024. The Company does not expect to make contributions to the pension plan during 2026.
The Company made contributions to the postretirement medical plan of $5.7 million in 2025 and expects to contribute $58.7 million between 2026 and 2035, inclusive. The Company received no subsidies in 2025. The Company’s postretirement medical plan did not collect the Medicare Part D Subsidy for claims activity occurring after January 1, 2013.
The Company sponsors a contributory employee retirement savings plan covering substantially all eligible, full-time employees. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company’s contributions to the plan are based on a combination of the employee’s contributions to the plan and a percentage of the employee’s earnings for the year. The total of the Company’s contributions to the defined contribution plan were $6.3 million, $5.9 million, and $5.7 million for 2025, 2024 and 2023, respectively.
57

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2025, 2024 and 2023

11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2025, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$3,088	$253
Ordinary renewal	60,881	44,573
Accident and health renewal	307	269
Assumed investment type-contracts	457	457
Total	$64,733	$45,552

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